UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

FLOTEK INDUSTRIES, INC.
8846 N. Sam Houston Parkway W.
Houston, Texas 77064

Notice of Special Meeting of Shareholders
To be Held Tuesday, September 5, 2023 at 10:00 a.m. Central Time

Fellow Shareholders,
A special meeting of shareholders (the “Special Meeting”) of Flotek Industries, Inc. (“Flotek,” “we,” “our,” “us,” or the “Company”) will be held at 10:00 a.m., Central Time, on September 5, 2023 at the Hyatt Place Houston NW Vintage Park, 20330 Tomball Parkway, Houston, TX 77070. At the Special Meeting, shareholders will be asked to consider and vote only on the following items:

1.To approve the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC;
2.To approve the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC; and
3.To approve the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth herein.

These items are more fully described in the following pages, which are made part of this notice. Shareholders of record at the close of business on July 7, 2023 are entitled to notice of and to vote at the Special Meeting or any adjournments, postponements or continuation thereof. Under the General Corporation Law of the State of Delaware and the Company's bylaws, no other business may be transacted at the Special Meeting.
We are furnishing proxy materials to our shareholders over the Internet. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on how to access proxy materials, how to vote, and how to obtain a paper copy of the proxy materials on or about [__________], 2023. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. A list of shareholders of record will be available during the Special Meeting for inspection by shareholders for any legally valid purpose relating to the Special Meeting.

Your vote is very important. We urge you to review the proxy materials and vote as soon as possible, whether or not you plan to attend the Special Meeting. This Notice of Special Meeting of Shareholders and the Proxy Statement are available free of charge at the "Investor Relations" section of our website at www.flotekind.com/index.php/investor-relations. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into the Proxy Statement and references to our website address in the Proxy Statement are inactive textual references only.

Our Board of Directors unanimously recommends that you vote FOR the items described in the Proxy Statement. We urge you to read the proxy materials in their entirety and consider them carefully, including the effect that adopting or failing to adopt the items will have on shareholders.

Whether or not you plan to attend the Special Meeting, please vote electronically via the Internet, by telephone, or complete, sign, date, and return the accompanying proxy card and mail it promptly in the enclosed postage paid return envelope.

On behalf of the Board of Directors and the executive team of the Company, I thank you for your support and participation.
By Order of the Board of Directors,

/s/ Bond Clement

Bond Clement
Chief Financial Officer
[ ], 2023
2

Proxy Statement Summary
FLOTEK INDUSTRIES, INC.
8846 N. SAM HOUSTON PARKWAY W.
HOUSTON, TEXAS 77064

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first released to shareholders and made available on the Internet on or about [ ], 2023.

Special Meeting of Shareholders

When:        September 5, 2023 at 10:00 a.m., Central Time

Where:    Hyatt Place Houston NW Vintage Park, 20330 Tomball Parkway, Houston, TX 77070

Who:        Shareholders of record at the close of business on July 7, 2023 will be eligible to o        vote.

What:         We are asking shareholders to vote only on the following items:

Item up for Vote	Board’s Voting Recommendation	Page Reference
Item 1. Approval of the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC	FOR	8
Item 2. Approval of the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC	FOR	16
Item 3. Approval of the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth herein	FOR	20

Proxy Statement Summary
Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, many of which, by their nature, are inherently uncertain and outside the Company’s control. The forward-looking statements contained in this Proxy Statement are based on information available as of the date of this Proxy Statement. The forward-looking statements relate to future industry trends and economic conditions, forecast performance or results of current and future initiatives and the outcome of contingencies and other uncertainties that may have a significant impact on the Company’s business, financial condition, future operating results and liquidity. These forward-looking statements generally are identified by words including but not limited to, “anticipate,” “believe,” “estimate,” “commit,” “budget,” “aim,” “potential,” “schedule,” “continue,” “intend,” “expect,” “plan,” “forecast,” "target", "think", "likely", “project” and similar expressions, or future-tense or conditional constructions such as “will,” “may,” “should,” “could” and “would,” or the negative thereof or other variations thereon or comparable terminology. The Company cautions that these statements are merely predictions and are not to be considered guarantees of future performance. Forward-looking statements are based upon current expectations and assumptions that are subject to risks and uncertainties that can cause actual results to differ materially from those projected, anticipated or implied. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A — “Risk Factors” of our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 23, 2023 (the “2022 Annual Report”) and periodically in subsequent reports filed with the SEC. The Company has no obligation, and we disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.

General Information About the Special Meeting

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Solicitation of Proxies

We are providing this Proxy Statement in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting.

Date, Place and Time of Special Meeting; Attending the Special Meeting

The Special Meeting will be held on September 5, 2023 at 10:00 a.m., Central Time. The Special Meeting will be held at the Hyatt Place Houston NW Vintage Park, 20330 Tomball Parkway, Houston, TX 77070. Please allow ample time for check-in by arriving at the Special Meeting fifteen minutes early. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.

Record Date

The record date for the Special Meeting is July 7, 2023 (the "Record Date"). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. At of the close of business on the Record Date we had 152,330,486 shares of common stock outstanding. Each such share of common stock is entitled to one vote on each item. Shareholders may not cumulate votes.

Delivery of Proxy Materials – Notice-And-Access

We are making these proxy materials available to you on the Internet. On or about [ ], 2023 we will mail the Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access the proxy materials at www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email by contacting the Company at 4109 Todd Lane, #200, Austin, Texas, 78744, Attention: Andrew Carter or ir@flotekind.com or our proxy solicitation agent, Morrow Sodali LLC, at 333 Ludlow Street, Fifth Floor, South Tower, Stamford, CT 06902, tel: +1 800-662-5200 or ftk.info@investor.morrowsodali.com.

General Information About the Special Meeting
Items of Business

At the Special Meeting, shareholders will be asked to consider and vote only on the following items:

1.Approval of the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC;
2.Approval of the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC; and
3.Approval of the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth herein.

Quorum and Voting Requirements

A quorum is required to conduct business at the Special Meeting. The holders of a majority of the Company’s issued and outstanding shares that are entitled to vote are required to be present, or represented by proxy, in order to constitute a quorum at the Special Meeting. Abstentions will be counted towards the quorum requirement.

Item 1: The approval of the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC must receive an affirmative "FOR" vote of the holders of at least a majority of the outstanding shares of common stock, whether or not present in person or represented by proxy at the Special Meeting, other than any such shares held by ProFrac Holdings II, LLC and any of its affiliates. Abstentions and broker non-votes will have the same effect as a vote "against" this item.

Item 2: The approval of the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC must receive an affirmative "FOR" vote of the holders of at least a majority of the outstanding shares, whether or not present in person or represented by proxy at the Special Meeting, other than any such shares held by ProFrac Holdings II, LLC and any of its affiliates. Abstentions and broker non-votes will have the same effect as a vote “against” this item.

Item 3: The adjournment of the Special Meeting, if deemed necessary or appropriate in the discretion of the Board of Directors, to solicit additional proxies in favor of any or all of the items set forth herein, requires the affirmative "FOR" vote of holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote "against" this item, and broker non-votes will have no effect on this item.

General Information About the Special Meeting

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. If you do not give instructions to your bank, brokerage firm or other agent, the bank, brokerage firm or other agent will nevertheless be entitled to vote your shares of common stock in its discretion on “routine matters” and may give or authorize the giving of a proxy to vote the shares of common stock in its discretion on such matters. Items 1, 2 and 3 are considered “non-routine matters” and therefore may not be voted on by your bank, brokerage firm or other agent absent specific instructions from you.

Voting Procedures

Holders of our common stock may hold shares either beneficially through a broker or bank, or directly in their own name. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote directly at the Special Meeting in person, by proxy, by Internet at www.proxyvote.com, by telephone or by mail by following the instructions provided on the proxy card or on the Internet site. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.

Proxy Solicitation Costs

We will pay the cost of printing and mailing proxy materials. We have engaged Morrow Sodali LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Solicitation Agent approximately $12,500 in connection with such services for the Special Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses. We will not pay a fee to any of our directors, officers or employees as compensation for soliciting proxies. In addition to the solicitation of proxies by mail, proxies may also be solicited by phone, email or personally.

Revoking your Proxy

If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting in person at the Special Meeting, electronically, by mail or by telephone so long as it is received prior to the Special Meeting. If you hold your shares beneficially, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy. Attending the Special Meeting alone will not revoke your proxy.

General Information About the Special Meeting
Voting Results

We will announce preliminary voting results during the Special Meeting and report the final voting results within four business days of the Special Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at https://www.flotekind.com/index.php/investor-relations/itemlist/category/92-sec-filings or at the SEC’s website at www.sec.gov/edgar. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

ITEM 1: APPROVAL OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE FEBRUARY 2023 PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC

Item 1 is to consider and approve the issuance of shares of the Company’s common stock underlying the February 2023 Pre-Funded Warrant (the “February 2023 Pre-Funded Warrant”) issued to and held by ProFrac Holdings II, LLC (“ProFrac Holdings II”) upon the maturity and conversion of the 10% convertible PIK notes (the “Notes”) which had been initially issued to ProFrac Holdings, LLC (“ProFrac Holdings”) and certain other institutional investors pursuant to the Master Transaction Agreement, the Note Purchase Agreement, and the Chemical Products Supply Agreement, each such agreement dated February 2, 2022 (the “February 2022 ProFrac Agreements”). Pursuant to the February 2022 ProFrac Agreements, $20 million in principal amount of the Notes were initially issued to ProFrac Holdings on February 2, 2022. On February 2, 2023, the February 2023 Pre-Funded Warrant was issued to ProFrac Holdings II upon maturity and conversion of the Notes. Subject to the Company obtaining the approval of this Item 1 from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates, the February 2023 Pre-Funded Warrant permits ProFrac Holdings II to purchase up to 25,366,561 shares (the “February 2023 Warrant Shares”) of the Company’s common stock at an exercise price of $0.0001 per share, subject to adjustment from time to time, as further described below.

Background

Chemical Products Supply Agreement

Item 1: Approval of the February 2023 Warrant Shares
On February 2, 2022, Flotek Chemistry, LLC (“Flotek Chemistry”), a wholly-owned subsidiary of the Company, entered into the Chemical Products Supply Agreement (the "Supply Agreement”) with ProFrac Services, LLC (“ProFrac Services”), pursuant to which ProFrac Services will purchase products and services from Flotek Chemistry for three years.

Under the Supply Agreement, ProFrac Services was obligated to purchase a minimum amount of chemicals over the term equal to the greater of (i) a baseline determined by reference to ProFrac Services' first ten frac fleets deployed and (ii) 33% of ProFrac Services' requirements. Should ProFrac Services fail to purchase the minimum amount of chemicals in any given year, ProFrac Services is obligated to pay to Flotek Chemistry liquidated damages equal to 25% of the shortfall for such year. As part of the economic value of the long-term revenue commitment from ProFrac Services contained in the Supply Agreement, the Company issued and sold to ProFrac Holdings, $10 million in aggregate principal amount of the Notes pursuant to the Note Purchase Agreement. On February 2, 2023, the $10.0 million in aggregate principal amount of the Notes, plus accrued paid-in-kind interest thereon, were converted, upon maturity, into a portion of the February 2023 Pre-Funded Warrant to purchase up to 12,683,281 shares of the Company’s common stock at an exercise price of $0.0001 per share.

The Supply Agreement was effective on February 2, 2022 and has a term of three years from April 1, 2022, the supply start date, subject to, among other things, early termination pursuant to the termination provisions thereof. Upon mutual agreement, Flotek Chemistry and ProFrac Services may extend the term of the Supply Agreement.

On May 17, 2022, in connection with the issuance of $50 million in Notes under the Securities Purchase Agreement between the Company and ProFrac Holdings dated February 16, 2022 (the "February SPA"), Flotek Chemistry and ProFrac Services entered into an amendment to the Supply Agreement to (i) increase ProFrac Services' minimum purchase obligation for each year to the greater of 70% of ProFrac Services' requirements and a baseline measured by ProFrac Services first 30 hydraulic fracturing fleets, and (ii) increase the term to 10 years.

On February 1, 2023, Flotek Chemistry and ProFrac Services entered into a second amendment to the Services Agreement effective January 1, 2023 to (i) provide a ramp-up period from January 1, 2023 to May 31, 2023 for ProFrac Services to increase the number of active hydraulic fracturing fleets to 30 fleets, (ii) waive any liquidated damages payment relating to any potential order shortfall prior to January 1, 2023, (iii) add additional fees to certain products, and (iv) provide margin increases based on revenue percentages from non-ProFrac customers. The Company expects that the net present value of the economic benefit attributable to the second

Item 1: Approval of the February 2023 Warrant Shares
amendment to the Services Agreement will exceed the value of the liquidated damages payments that would have been received for the period from April 1, 2022 through December 31, 2022.

Note Purchase Agreement

On February 2, 2022, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with ProFrac Holdings and the other institutional investors party thereto, pursuant to which the Company issued and sold in a private placement approximately $21.2 million in principal amount of the Notes. On March 21, 2022, $3.0 million in aggregate principal amount of the Notes, plus accrued paid-in-kind interest thereon, were converted at the holder’s option into approximately 2.8 million shares of the Company’s common stock. On February 2, 2023, $8.2 million in aggregate principal amount of the Notes, plus accrued paid-in-kind interest thereon, were converted, upon maturity, into 10,335,840 shares of the Company’s common stock. On February 2, 2023, the $10.0 million in aggregate principal amount of the Notes held by ProFrac Holdings, plus accrued paid-in-kind interest thereon, were converted, upon maturity, into a portion of the February 2023 Pre-Funded Warrant to purchase up to 12,683,280 shares of the Company’s common stock at an exercise price of $0.0001 per share.

The pre-funded warrants to purchase up to 12,683,280 shares issued in connection with the Note Purchase Agreement, when combined with the pre-funded warrants to purchase up to 12,683,281 shares issued in connection with the Supply Agreement discussed above, comprise the February 2023 Pre-Funded Warrant to purchase up to 25,366,561 shares of the Company's common stock that are subject to stockholder approval under this Item 1.

Master Transaction Agreement

On February 2, 2022, the Company entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with ProFrac Holdings, pursuant to which (i) the Company and ProFrac Holdings specified the issuance and sale of the Notes described under “Chemical Products Supply Agreement” above, which purchase price payable was deemed paid in full in consideration of the execution of the Supply Agreement; and (ii) ProFrac was granted the right to designate two designees to serve on the Company’s Board of Directors.

Registration Rights Agreement

On February 2, 2022, in connection with the February 2022 ProFrac Agreements, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with ProFrac Holdings and the other institutional investors party thereto relating to the registration of the Company's common stock issued or issuable upon conversion of the Notes and issued or issuable pursuant to the Pre-Funded Warrants (as defined in the Registration Rights Agreement)

Item 1: Approval of the February 2023 Warrant Shares
(including any shares issued as or issuable upon the conversion or redemption as dividend or distribution of such shares) (the “Registrable Securities”).

Registration Statement on Form S-3

Pursuant to the Registration Rights Agreement, the Company filed a registration statement on Form S-3 with the SEC on May 11, 2022, which was declared effective on May 20, 2022, registering the resale of up to 38,364,541 shares of the Company’s common stock issued or issuable upon conversion of the Notes and issued or issuable pursuant to the Pre-Funded Warrants, including up to 25,272,832 shares of the Company’s common stock issued or issuable upon conversion of the Notes held by ProFrac Holdings and issued or issuable pursuant to the February 2023 Pre-Funded Warrant. In certain circumstances and subject to customary qualifications and limitations, the holders of Registrable Securities have piggyback registration rights on offerings of the Company's common stock initiated by the Company, among other rights as described in the Registration Rights Agreement, and ProFrac Holdings and the other intuitional investors party thereto have rights to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Securities in any 365-day period.

February 2023 Pre-Funded Warrant

General Terms

As described above, on February 2, 2023, the February 2023 Pre-Funded Warrant to purchase up to 25,366,561 shares of the Company's common stock, with an exercise price of $0.0001 per share, was issued to ProFrac Holdings II upon maturity and conversion of the Notes. All or any part of the February 2023 Pre-Funded Warrant shall be exercisable by ProFrac Holdings II at any time and from time to time on or after the original issue date and until the February 2023 Pre-Funded Warrant is exercised in full, subject to the conditions and restrictions contained in the February 2023 Pre-Funded Warrant. The exercise price and number of February 2023 Warrant Shares issuable upon exercise of the February 2023 Pre-Funded Warrant are subject to adjustment from time to time for stock dividends and splits, pro rata distributions and fundamental transactions, as described in the February 2023 Pre-Funded Warrant.

Conditions to Exercise
The February 2023 Pre-Funded Warrant contains a blocker provision, which provides that unless stockholder approval of the issuance of shares of the Company’s common stock underlying the February 2023 Pre-Funded Warrant is obtained by the Company, the shares of the Company’s common stock that may be acquired upon exercise of the February 2023 Pre-Funded Warrant is limited such that the holder’s beneficial ownership of the Company’s common stock may not exceed 19.99% of the Company’s total outstanding shares of common stock (the “Blocker

Item 1: Approval of the February 2023 Warrant Shares
Provision”). ProFrac Holdings II and its affiliates currently hold more than 19.99% of the Company’s total outstanding shares of common stock, and as a result stockholder approval is required for the issuance of the February 2023 Warrant Shares.

Entire Agreements
The foregoing description of the February 2022 ProFrac Agreements, the Registration Rights Agreement and the February 2023 Pre-Funded Warrant do not purport to be complete and is qualified in its entirety by reference to the complete text of the February 2022 ProFrac Agreements, the Registration Rights Agreement and the February 2023 Pre-Funded Warrant. The February 2022 ProFrac Agreements, the Registration Rights Agreement and the February 2023 Pre-Funded Warrant are attached hereto on Appendix A.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares of the Company's common stock after the transaction described in this Item 1. If stockholders approve this Item 1, the February 2023 Pre-Funded Warrant may be exercised for the February 2023 Warrant Shares, pursuant to the terms thereof, without additional stockholder approval. If stockholders approve this Item 1, the principal effect upon the existing stockholders upon the exercise of the February 2023 Pre-Funded Warrant would be dilution of their current percentage ownership in the Company as well as a potential change in control of the Company discussed below.

No Appraisal Rights

None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Second Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Item 1. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares of the Company's common stock, and we will not independently provide stockholders with any such right.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the February 2023 Pre-Funded Warrant, except for ProFrac Holdings II and its affiliates, as described in this Proxy Statement and Matt D. Wilks who serves on the Company's Board of Directors and also as the Executive Chairman at ProFrac Holding Corp., President and Chief Financial Officer of ProFrac Services and President and Director of ProFrac Holdings.

Change of Control

Item 1: Approval of the February 2023 Warrant Shares

Since February 2, 2022, ProFrac Holdings, ProFrac Holdings II, LLC and their affiliates have acquired a substantial amount of our securities, including the Notes, the February 2023 Pre-Funded Warrant, the June 2022 Pre-Funded Warrant (as defined below) and shares of the Company’s common stock. In addition, ProFrac Holdings has the right to designate up to four of the directors on the Company’s Board of Directors. As a result, these transactions and the proposed issuance of the February 2023 Warrant Shares and the June 2022 Warrant Shares (as discussed below in Item 2) will likely result in a change of control of the Company. See “Other Information – Change of Control” and “Other Information – Principal Stockholders” below for additional information.

Listing

The February 2023 Pre-Funded Warrant is not listed on the New York Stock Exchange (“NYSE”) or any other national securities exchange or over-the-counter market. The February 2023 Warrant Shares have been approved for listing on the NYSE upon issuance.

Consequences of Not Approving this Item 1

If we do not obtain stockholder approval of this Item 1 at the Special Meeting, the Blocker Provision will remain in effect and we would continue to be prohibited from issuing any shares of the Company’s common stock underlying the February 2023 Pre-Funded Warrant. Additionally, if we do not obtain stockholder approval of this Item 1 at the Special Meeting, we may be required to call another Special Meeting to seek stockholder approval. The calling of a Special Meeting is costly and resource intensive for the Company, and in the event stockholder approval is not received at the Special Meeting or any meeting held thereafter, the costs of the preparation, printing and mailing of this Proxy Statement (and any future Proxy Statement) will be lost, which could have a material adverse effect on our results of operations and cash flow. Finally, if we do not obtain stockholder approval of this Item 1 at the Special Meeting, ProFrac Holdings and its affiliates may be less likely to make additional investments in our securities, including the $4.5 million payment from ProFrac Holdings II to the Company, required to exercise the June 2022 Pre-Funded Warrant (as described below in Item 2), which could be used to further fund the Company’s operations and growth. In addition, if we do not obtain stockholder approval of this Item 1 at the Special Meeting, it may negatively impact the Company’s relationship with ProFrac Services, the Company’s largest customer, as it relates to the Supply Agreement.

Vote Required

Item 1: Approval of the February 2023 Warrant Shares
The approval of this Item 1 requires the affirmative vote of the holders of at least a majority of the outstanding shares, whether or not present in person or represented by proxy at the Special Meeting, other than any such shares held by ProFrac Holdings II, LLC or any of its affiliates. Abstentions and broker non-votes will have the same effect as a vote “against” this Item 1.
Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1 TO APPROVE THE ISSUANCE OF COMMON STOCK UNDERLYING THE FEBRUARY 2023 PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC.

Item 2: Approval of the June 2022 Warrant Shares
ITEM 2: APPROVAL OF THE ISSUANCE OF COMMON STOCK UNDERLYING THE JUNE 2022 PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC

Item 2 is to consider and approve the issuance of shares of the Company’s common stock underlying the June 2022 Pre-Funded Warrant (the “June 2022 Pre-Funded Warrant”) issued to and held by ProFrac Holdings II in connection with that certain Securities Purchase Agreement, dated as of June 17, 2022, between the Company and ProFrac Holdings II. Subject to (i) the Company obtaining the approval of this Item 2 from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates and (ii) ProFrac Holdings II paying an additional $4.5 million to the Company, the June 2022 Pre-Funded Warrant permits ProFrac Holdings II to purchase up to 13,104,839 shares of the Company’s common stock at an exercise price of $0.0001 per share, in each case as subject to adjustment from time to time, as further described below.

Background

Securities Purchase Agreement

On June 17, 2022, the Company entered into a Securities Purchase Agreement (the “June SPA”) with ProFrac Holdings II pursuant to which (i) the Company received $19.5 million in cash and (ii) ProFrac Holdings II received the June 2022 Pre-Funded Warrant. The closing of the transactions contemplated under the June SPA took place on June 21, 2022.

Concurrent with the closing of the transactions contemplated under the June SPA, the Company, ProFrac Holdings and ProFrac Holdings II also entered into an amendment to the Registration Rights Agreement dated June 21, 2022 (the “Registration Rights Agreement Amendment”) with respect to the resale of shares of the Company’s common stock that may be issued pursuant to the June 2022 Pre-Funded Warrant.

Registration Statement on Form S-3

Pursuant to the Registration Rights Agreement Amendment, the Company filed a registration statement on Form S-3 with the SEC on October 18, 2022, which was declared effective on October 27, 2022, registering the resale of up to 76,286,918 shares of the Company’s common

Item 2: Approval of the June 2022 Warrant Shares
stock issued or issuable upon conversion of the Notes and issued or issuable pursuant to the Pre-Funded Warrants, including up to 13,104,839 shares of the Company’s common stock issued or issuable upon conversion of the June 2022 Pre-Funded Warrant. In certain circumstances and subject to customary qualifications and limitations, the holders of Registrable Securities have piggyback registration rights on offerings of the Company’s common stock initiated by the Company, among other rights as described in the Registration Rights Agreement, as amended by the Registration Rights Agreement Amendment, and ProFrac Holdings II and the other parties thereto have rights to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Securities in any 365-day period.

June 2022 Pre-Funded Warrant

General Terms

The June 2022 Pre-Funded Warrant permits ProFrac Holdings II to purchase up to 13,104,839 shares (the “June 2022 Warrant Shares”) of the Company’s common stock at an exercise price of $0.0001 per share, in each case as subject to adjustment from time to time, representing a 20% premium to the 30-day volume average price of the Company’s common stock at the close of business on the day prior to the date of the June SPA. All or any part of the June 2022 Pre-Funded Warrant shall be exercisable by ProFrac Holdings II at any time and from time to time on or after the original issue date and until the June 2022 Pre-Funded Warrant is exercised in full, subject to the conditions and restrictions contained in the June 2022 Pre-Funded Warrant. The exercise price and number of June 2022 Warrant Shares issuable upon exercise of the June 2022 Pre-Funded Warrant are subject to adjustment from time to time for stock dividends and splits, pro rata distributions and fundamental transactions, as described in the June 2022 Pre-Funded Warrant.

Conditions to Exercise

Pursuant to the terms of the June 2022 Pre-Funded Warrant, no June 2022 Warrant Shares will be issued to ProFrac Holdings II or any of its affiliates under the June 2022 Pre-Funded Warrant (and neither ProFrac Holdings II nor any of its affiliates shall have any voting or consent rights with respect to any such June 2022 Warrant Shares) unless and until (i) the Company has obtained the approval thereof from the holders of a majority of the issued and outstanding shares of the Company’s common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates and (ii) ProFrac Holdings II has paid an additional $4.5 million to the Company, except to the extent that the holder of the June 2022 Pre-Funded Warrant exercises such warrant immediately prior to the sale of the underlying shares of the Company’s common stock to a non-affiliate of the holder.

Item 2: Approval of the June 2022 Warrant Shares

Entire Agreements

The foregoing description of the June SPA, the June 2022 Pre-Funded Warrant and the Registration Rights Agreement Amendment do not purport to be complete and is qualified in its entirety by reference to the complete text of the June SPA, the June 2022 Pre-Funded Warrant and the Registration Rights Agreement Amendment. The June SPA, the form of June 2022 Pre-Funded Warrant and the Registration Rights Agreement Amendment are attached hereto on Appendix B.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares of the Company’s common stock after the transaction described in this Item 2. If stockholders approve this Item 2, the June 2022 Pre-Funded Warrant sold may be exercised for the June 2022 Warrant Shares, pursuant to the terms thereof, without additional stockholder approval. If stockholders approve this Item 2, the principal effect upon the existing stockholders upon the exercise of the June 2022 Pre-Funded Warrant would be dilution of their current percentage ownership in the Company as well as a potential change in control of the Company as discussed below.

No Appraisal Rights

None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Second Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Item 2. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, of the Company's common stock and we will not independently provide stockholders with any such right.

Interests of Directors, Officers, and Affiliates

None of our current directors, officers or affiliates has an interest in the June 2022 Pre-Funded Warrant, except for ProFrac Holdings II and its affiliates, as described in this Proxy Statement and Matt D. Wilks who serves on the Company’s Board of Directors and also as the Executive Chairman at ProFrac Holding Corp., President and Chief Financial Officer of ProFrac Services and President and Director of ProFrac Holdings.

Change of Control

Item 2: Approval of the June 2022 Warrant Shares
Since February 2, 2022, ProFrac Holdings, ProFrac Holdings II and their affiliates have acquired a substantial amount of our securities, including the Notes, the February 2023 Pre-Funded Warrant, the June 2022 Pre-Funded Warrant and shares of the Company’s common stock. In addition, ProFrac Holdings has the right to designate up to four of the directors on the Company’s Board of Directors. As a result, these transactions and the proposed issuance of the June 2022 Warrant Shares and the February 2023 Warrant Shares (as described above in Item 1) will likely result in a change of control of the Company. See “Other Information – Principal Stockholders” and “Other Information – Change of Control” below for additional information.

Listing

The June 2022 Pre-Funded Warrant is not listed on the NYSE or any other national securities exchange or over-the-counter market. The June 2022 Warrant Shares have been approved for listing on the NYSE upon issuance.

Consequences of Not Approving this Item 2

If we do not obtain stockholder approval of this Item 2 at the Special Meeting, we will not issue the June 2022 Warrant Shares and will not receive the potential benefits of the transaction described above, including receiving an additional $4.5 million from ProFrac Holdings II, which could be used to further fund the Company’s operations and growth, except to the extent that the holder of the June 2022 Pre-Funded Warrant exercises such warrant immediately prior to the sale of the underlying shares of the Company’s common stock to a non-affiliate of the holder. Additionally, if we do not obtain stockholder approval of this Item 2 at the Special Meeting, we may be required to call another Special Meeting to seek stockholder approval. The calling of a Special Meeting is costly and resource intensive for the Company, and in the event stockholder approval is not received at the Special Meeting or any meeting held thereafter, the costs of the preparation, printing and mailing of this Proxy Statement (and any future Proxy Statement) will be lost, which could have a material adverse effect on our results of operations and cash flow. Finally, if we do not obtain stockholder approval of this Item 2 at the Special Meeting, ProFrac Holdings and its affiliates may be less likely to make additional investments in our securities. In addition, if we do not obtain stockholder approval of this Item 2 at the Special Meeting, it may negatively impact the Company’s relationship with ProFrac Services, the Company’s largest customer, as it relates to the Supply Agreement.

Vote Required

The approval of this Item 2 requires the affirmative vote of the holders of at least a majority of the outstanding shares, whether or not present in person or represented by proxy at the Special

Item 2: Approval of the June 2022 Warrant Shares
Meeting, other than any such shares held by ProFrac Holdings II, LLC or any of its affiliates. Abstentions and broker non-votes will have the same effect as a vote “against” this Item 2.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2 TO APPROVE THE ISSUANCE OF COMMON STOCK UNDERLYING THE JUNE 2022 PRE-FUNDED WARRANT HELD BY PROFRAC HOLDINGS II, LLC.

ITEM 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Our shareholders may be asked to consider and approve this Item 3 which will give us authority to adjourn the Special Meeting, if deemed necessary or appropriate, for the purpose of soliciting additional proxies in favor of Items 1 and/or 2 if there are not sufficient votes at the time of the Special Meeting to approve and adopt Items 1 and/or 2. If this Item 3 is approved, the Board of Directors may adjourn the Special Meeting to another date. In addition, the Board of Directors may postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. However, a shareholder vote may be taken on one or both of Items 1 and 2 in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such item. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, shareholders who have already submitted their proxies at any time prior to their use do not need to submit new proxies unless they desire to change their voting instructions. The Company does not intend to call a vote on this Item 3 if Items 1 and 2 have been approved at the Special Meeting.

If this Item 3 is submitted for a vote at the Special Meeting, and if our shareholders vote to approve this Item 3, the Special Meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or both of Items 1 and 2. If this Item 3 is approved, and the Special Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the items to be presented at the Special Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant item or items.

The Board of Directors believes that, if the number of voting shares voting in favor of any of the items presented at the Special Meeting is insufficient to approve an item, it is in the best interests of our shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the item. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor

Item 3: Adjournment of the Special Meeting
of an adjournment in these circumstances. The time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Vote Required

The approval of the adjournment of the Special Meeting to another place, date, or time, if deemed necessary or appropriate in the discretion of the Board of Directors, requires the affirmative vote of holders of a majority of the issued and outstanding common stock, present in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote “against” this item, and broker non-votes will have no effect on this item.

Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3 TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING IF DEEMED NECESSARY OR APPROPRIATE AS DESCRIBED IN THIS PROXY STATEMENT.

Other Information
OTHER INFORMATION

Principal Stockholders

The following table provides the beneficial ownership of the Company's common stock as of July 7, 2023 for (i) each named executive officer as disclosed in the Company's definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2023, (ii) each of the Company’s directors, (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person known by the Company to be a beneficial owner of more than 5% of our outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons or entities with the SEC as of the date of such filing.

The percentages shown in the table under the column “Percent” are based on 152,330,486 shares of common stock outstanding as of July 7, 2023, with the exception of ProFrac Holdings II, LLC. Please refer to Footnote 9 under the table below.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities (except as otherwise indicated in the footnotes to the table). These rules generally provide that shares of common stock subject to options, warrants, or convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the record date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants, or convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 8846 N. Sam Houston Parkway W., Houston, Texas 77064.

Other Information

Name	Shares Beneficially Owned(1)	Percent of Class(2)
Executive Officers and Directors
Ryan Ezell	507,464	*
Bond Clement	354,934	*
Harsha V. Agadi	1,416,414	*
Michael Fucci	281,294	*
Lisa Mayr	266,801	*
David Nierenberg(3)	7,459,337	4.90%
Evan R. Farber	193,966	*
Matt D. Wilks(4)	408,155	*
John W. Gibson, Jr. (5)	529,021	*
Michael E. Borton (6)	403,979	*
James Silas (7)	412,076	*
All executive officers and directors as a group (8 persons)	10,888,365	7.15%
5% Beneficial Owners
ProFrac Holdings II, LLC(8),(9)	103,468,322	54.23%

* Less than 1%.
(1) Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.

(2) Based on 152,330,486 shares of common stock outstanding as of July 7, 2023.

(3) Information based upon a Form 4 filed with the SEC on July 5, 2023 by David Nierenberg and a Schedule 13D/A filed with the SEC on June 9, 2023 by David Nierenberg, The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, Haredale Ltd. and Nierenberg Investment Management Company, Inc. Includes shares of common stock beneficially owned by The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, Haredale Ltd. and Nierenberg Investment Management Company, Inc., and 419,564 shares held by Mr. Nierenberg directly. The D3 Family Fund, LP has shared voting and dispositive power with respect to 2,436,303 shares, The D3 Family Bulldog Fund, LP has shared voting and dispositive power with respect to 4,355,810 shares, Haredale Ltd. has sole voting and shared dispositive power with respect to 247,660 shares and Nierenberg Investment Management Company, Inc. has shared voting and dispositive power with respect to 6,792,113 and 7,039,773 shares, respectively, of common stock beneficially owned by each of them. Mr. Nierenberg is the sole owner of Nierenberg Investment Management Company, Inc. Nierenberg Investment Management Company, Inc. is the investment manager with respect to the shares held by each of The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, and Haredale Ltd. Each of The D3 Family Fund, LP, The D3 Family Bulldog Fund, LP, Haredale Ltd., Nierenberg Investment Management Company, Inc. and Mr. Nierenberg has disclaimed ownership of these securities except to the extent of its pecuniary interest therein. The address of the foregoing is 19605 NE 8th St., Camas, Washington 98607.

(4) Information based upon a Form 4 filed with the SEC on June 21, 2023 by Matt D. Wilks. Includes 408,155 shares of common stock held by THRC Holdings, LP. Matt D. Wilks, as VP - Investments of THRC Holdings, LP, may be deemed to exercise voting and investment power over the shares of the common stock directly owned by THRC Holdings, LP, a Texas limited partnership ("THRC Holdings"), and therefore may be deemed to beneficially own such shares. THRC Management, LLC, a Texas limited liability company ("THRC Management"), as General Partner of THRC Holdings, has exclusive voting and investment control over the shares of the common stock held by THRC Holdings, and therefore may be deemed to beneficially own such shares. Dan Wilks, as sole manager of THRC Management, may be deemed to exercise voting and investment power over the shares of the common stock directly owned by THRC Holdings, and therefore may be deemed to beneficially own such shares.

(5) Mr. Gibson’s employment with the Company ended on January 19, 2023.

Other Information
(6) Mr. Borton’s employment with the Company ended on May 17, 2022.

(7) Mr. Silas’ employment with the Company ended on February 16, 2023.

(8) Information based upon the Schedule 13D/A filed with the SEC on March 2, 2023 by ProFrac Holding Corp. (“Pubco”), ProFrac Holdings, LLC (“ProFrac Holdings”), and ProFrac Holdings II, LLC (“ProFrac Holdings II”). Consists of (i) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the June 2022 Prefunded Warrant, subject to (a) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates (as contemplated by “Item 2: Approval of the Issuance of Common Stock Underlying the June 2022 Pre-Funded Warrant Held by ProFrac Holdings II, LLC” of this Proxy Statement) and (b) ProFrac Holdings II paying an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the June 2022 Prefunded Warrant immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II, (ii) 25,366,561 shares of common stock issuable to ProFrac Holdings II upon exercise of the February 2023 Prefunded Warrant, provided that unless the Company has obtained shareholder approval therefor (as contemplated by "Item 1: Approval of the Issuance of Common Stock Underlying the February 2023 Pre-Funded Warrant Held by ProFrac Holdings II, LLC" of this Proxy Statement), the number of shares of common stock that may be acquired by ProFrac Holdings II upon any exercise of the February 2023 Prefunded Warrant will be limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by ProFrac Holdings II and its affiliates does not exceed 19.99% of the total number of then issued and outstanding shares of common stock, and (iii) 64,996,922 shares of common stock directly owned by ProFrac Holdings II. Each of Pubco, ProFrac Holdings and ProFrac Holdings II has shared voting and dispositive power with respect to the shares. PubCo is the sole managing member of ProFrac Holdings. ProFrac Holdings is the sole member of ProFrac Holdings II. As a result, each of PubCo and ProFrac Holdings may be deemed to have shared voting and dispositive power over, and to share beneficial ownership of, the securities owned by each of ProFrac Holdings and ProFrac Holdings II. The address of the foregoing is 333 Shops Blvd., Suite 301, Willow Park, Texas 76087. Matt D. Wilks is the Executive Chairman of Pubco. Does not include 408,155 shares beneficially owned by Matt D. Wilks and disclosed in footnote 4 above.

(9) Percent is calculated based on (i) 152,330,486 shares of common stock outstanding as of July 7, 2023, plus (ii) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the June 2022 Prefunded Warrant, subject to (a) the Company obtaining the approval of such issuance from the holders of a majority of the issued and outstanding shares of common stock, other than any such shares held by ProFrac Holdings II or any of its affiliates (as contemplated by “Item 2: Approval of the Issuance of Common Stock Underlying the June 2022 Pre-Funded Warrant Held by ProFrac Holdings II, LLC” of this Proxy Statement) and (b) ProFrac Holdings II paying an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the June 2022 Prefunded Warrant immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II, plus (iii) 25,366,561 shares of common stock issuable to ProFrac Holdings II upon exercise of the February 2023 Prefunded Warrant, provided that unless the Company has obtained shareholder approval thereof (as contemplated by “Item 1: Approval of the Issuance of Common Stock Underlying the February 2023 Pre-Funded Warrant Held by ProFrac Holdings II, LLC” of this Proxy Statement), the number of shares of common stock that may be acquired by ProFrac Holdings II upon any exercise of the February 2023 Prefunded Warrant shall be limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by ProFrac Holdings II and its affiliates does not exceed 19.99% of the total number of then issued and outstanding shares of common stock.

Change of Control

As discussed under “Item 1: Approval of the Issuance of Common Stock Underlying the February 2023 Pre-Funded Warrant Held by ProFrac Holdings II, LLC” and “Item 2: Approval of the Issuance of Common Stock Underlying the June 2022 Pre-Funded Warrant Held by ProFrac Holdings II, LLC” of this Proxy Statement and footnotes 4, 8 and 9 to the table in “Principal Stockholders” above, since February 2, 2022, ProFrac Holdings and ProFrac Holdings II have acquired a substantial amount of our securities, including the Notes, the June 2022 Prefunded Warrant, the February 2023 Prefunded Warrant and shares of the Company’s common stock, including 63,496,922 shares of the Company’s common stock issued to ProFrac Holdings II in May 2023 upon the maturity and conversion of $50.0 million in aggregate principal amount

Other Information
of the Notes, plus accrued paid-in-kind interest thereon, previously issued on May 17, 2022 pursuant to the February SPA. The transactions contemplated by the February SPA, including the issuance and sale of the Notes and the issuance of the shares of the Company’s common stock issuable upon the conversion of the Notes, were approved by the Company’s stockholders at a special meeting of stockholders of the Company held on May 9, 2022 (the “May 2022 Special Meeting”). For additional information regarding the May 2022 Special Meeting, please see our definitive proxy statement on Schedule 14A filed with the SEC on April 5, 2022.

In addition, ProFrac Holdings has the right to designate up to four of the directors on the Company’s Board of Directors as follows. Pursuant to the Master Transaction Agreement, ProFrac Holdings was granted the right to designate two designees to serve on the Board. Pursuant to this right, Mr. Wilks was nominated and elected to serve on the Board at the Company’s 2022 Annual Meeting of Shareholders. Pursuant to the February SPA, between the Company and ProFrac Holdings, ProFrac Holdings was granted the right to designate two additional designees to serve on the Board. Pursuant to this right, Mr. Farber was appointed to the Board on October 11, 2022. The February SPA provides that at least three of the four directors that may be appointed by ProFrac Holdings (the “ProFrac Holdings Directors”) are required to be independent (as defined under applicable NYSE listing standards) and eligible and qualified to serve on the Audit and Compensation Committees of the Board (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards). In addition, the February SPA further provides that until such time as ProFrac Holdings and its affiliates hold less than 40% of the shares of common stock outstanding as of the closing date of the February SPA, the Board will (i) replace any vacancy created by the departure of a ProFrac Holdings Director with a nominee by ProFrac Holdings and (ii) ensure that the chairperson of the Corporate Governance and Nominating Committee is a ProFrac Holdings Director, subject to the rules and requirements of the NYSE. Any time that ProFrac Holdings and its affiliates hold (i) less than 40%, but at least 30%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) three directors, (ii) less than 30%, but at least 20%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) two directors, and (iii) less than 20%, but at least 10%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) one director. In the event that ProFrac Holdings and its affiliates hold less than 10% of the shares of common stock outstanding, ProFrac Holdings will not have the right to designate or replace due to vacancy any directors; provided, however, that if ProFrac Holdings holds less than 10%, but greater than 5%, of the shares of common stock outstanding, ProFrac Holdings may designate one individual to be an observer of the Board on usual and customary terms.

Other Information
As a result of these transactions, a change of control of the Company will likely occur if Items 1 and 2 are approved by the Company’s stockholders and ProFrac Holdings II subsequently exercises the February 2023 Pre-Funded Warrant and the June 2022 Pre-Funded Warrant, along with payment of $4.5 million to the Company, in exchange for shares of common stock of the Company. The number of shares of the Company’s common stock that will be beneficially owned by ProFrac Holdings, ProFrac Holdings II and their affiliates and their percentage ownership of the Company’s common stock as a result of such approval and exercise is reflected in the table in “Principal Stockholders” and the associated footnotes above.

Householding of Proxy Materials

The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate notice, annual report, or proxy statement in the future, or if any beneficial stockholder that elected to continue to receive separate notice, annual reports, or proxy statements wishes to receive a single notice, annual report, or proxy statement in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 8846 N. Sam Houston Parkway W., Houston, Texas 77064, telephone number (713) 849-9911. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of the proxy materials to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

Important Dates for 2024 Annual Meeting

Under the Securities Exchange Act of 1934, as amended, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the

Other Information
previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the 2024 annual meeting is changed by more than 30 days from the date of the 2023 annual meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the 2024 annual meeting will be December 30, 2023. Shareholder proposals to be presented in person at the 2024 annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company after February 8, 2024 but no later than March 9, 2024; provided, however, that if the date of the 2024 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2023 annual meeting, notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2024 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of 2024 annual meeting was first made. Sections 13–15 of Article II of the Second Amended and Restated Bylaws of the Company sets out detailed procedures for shareholder proposals and shareholder proposed director candidates. In addition to satisfying the requirements of our Second Amended and Restated Bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Where You Can Find More Information

This Proxy Statement is available free of charge on our internet website, www.flotekind.com. On our website, we will make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. Such information will also be available at www.sec.gov. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this Proxy Statement.

We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the SEC, our Quarterly Reports on Form 10-Q, and other information and any amendments to those reports. Written requests for such information should be directed to Flotek Industries, Inc., 8846 N. Sam Houston Parkway W., Houston, Texas 77064, Attn: Corporate Secretary.

Other Information

If you would like additional copies of this Proxy Statement or if you have questions about the items to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, Fifth Floor, South Tower
Stamford, CT 06902
Toll Free: +1 800-662-5200
E-mail: ftk.info@investor.morrowsodali.com

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement. The information contained in this Proxy Statement is accurate only as of the date of this Proxy Statement, regardless of the time of delivery of this Proxy Statement.

By Order of the Board of Directors,

/s/ Bond Clement

Bond Clement
Chief Financial Officer
[ ], 2023

Appendix A
Appendix A

i

Appendix A
APPENDIX A-1

MASTER TRANSACTION AGREEMENT
FEBRUARY 2, 2022

This MASTER TRANSACTION AGREEMENT (this “Agreement”) is made and entered into on the date first written above by and between FLOTEK INDUSTRIES, INC., a Delaware corporation (the “Company”), and ProFrac Holdings, LLC, a Texas limited liability company (“Counterparty”) (each a “Party”, and collectively the “Parties”).

WHEREAS, the Company and Counterparty are parties to that certain Note Purchase Agreement, dated as of the date hereof (the “Note Purchase Agreement”), by and among the Company, Counterparty, and the other Purchasers named therein, pursuant to which, among other things, the Company is to issue and sell to the Purchasers, and the Purchasers are to purchase from the Company, 10% Convertible PIK Notes convertible into shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”);

WHEREAS, Flotek Chemistry, LLC, an Oklahoma limited liability company and subsidiary of the Company (“Flotek Chemistry”), and ProFrac Services, LLC (“ProFrac”) are parties to that certain Chemical Products Supply Agreement (the “Supply Agreement”), dated as of the date hereof, pursuant to which, among other things, ProFrac, as purchaser, desires to purchase from Flotek Chemistry, and Flotek Chemistry, as supplier, desires to sell to ProFrac, ProFrac’s requirements for certain chemical products as further described in the Supply Agreement under the terms and conditions set forth therein; and

WHEREAS, the purpose of this Agreement is to supplement the agreements contained in the Note Purchase Agreement and the Supply Agreement, and is contingent upon, and shall become effective upon, the execution and delivery of the Note Purchase Agreement by the Company and Counterparty and the Supply Agreement by Flotek Chemistry and ProFrac.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Issuance. On the date hereof, the Company shall issue and sell to Counterparty, and Counterparty shall purchase from the Company, the aggregate principal amount of Notes (as defined in the Note Purchase Agreement) of $10,000,000, such Notes to be in addition to the Initial Notes purchased in cash by Counterparty under the Note Purchase Agreement, and which purchase price payable under this Section 1 to be deemed paid in full on the date hereof in consideration of the execution and delivery by ProFrac of the Supply Agreement on the date hereof.

2.Repurchase. Upon the termination of the Supply Agreement by Flotek Chemistry in accordance with Section 24(a) or 24(c) thereof, the Company shall have the right, but not the obligation, to repurchase a percentage of the Notes issued pursuant to Section 1 of this Agreement (based on principal amount), or a percentage of shares of Common Stock or other securities issued pursuant to the Notes issued pursuant to Section 1 of this Agreement, as applicable, for aggregate consideration of $1.00, as follows (with the lowest applicable percentage below to be controlling):

(a)0%, if the aggregate amount of payments required to be paid to Flotek Chemistry under the terms and conditions of the Supply Agreement in respect of the first three years of the Term (as defined in the Supply Agreement) have been paid at or prior to the termination thereof;

i

Appendix A
(b)33.3%, if the aggregate amount of payments required to be paid to Flotek Chemistry under the terms and conditions of the Supply Agreement in respect of the first two years of the Term (as defined in the Supply Agreement) have been paid at or prior to the termination thereof;

(c)66.6%, if the aggregate amount of payments required to be paid to Flotek Chemistry under the terms and conditions of the Supply Agreement in respect of the first year of the Term (as defined in the Supply Agreement) have been paid at or prior to the termination thereof; or

(d)100%, if the aggregate amount of payments required to be paid to Flotek Chemistry under the terms and conditions of the Supply Agreement in respect of the first year of the Term (as defined in the Supply Agreement) have not been paid at or prior to the termination thereof.
Counterparty agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the applicable amount of Counterparty’s shares of Common Stock from and after the valid exercise of the foregoing repurchase option.

3.Supply Agreement Amendment; Subsequent Equity Issuance. The Parties shall use good faith efforts to negotiate, on terms and conditions reasonably acceptable to the Parties, an extension of the Supply Agreement in consideration of a corresponding issuance of Notes, with the consummation of such transaction subject to prior stockholder approval in accordance with applicable law and the applicable rules of the New York Stock Exchange.

4.Director Designees. The Company shall take all reasonable actions necessary to promptly cause the board of directors of the Company to include two (2) designees of Counterparty, and such designees shall complete such customary questionnaires or other background review as is reasonably requested by the Company (and the results thereof shall be reasonably satisfactory to the Company). From and after the date such person becomes a director of the Company, such director shall serve as such until his or her respective successor is duly elected or appointed and qualified or his or her earlier death, resignation, or removal.

5.Miscellaneous. As between the Parties, the terms, provisions, representations, warranties, and covenants of the Note Purchase Agreement are hereby made part of this Agreement as if each of those sections of the Note Purchase Agreement were set forth herein, mutatis mutandis. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior or contemporaneous agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof, and shall be binding upon the transferees, successors, and assigns of the Parties. To the extent of any conflict between the express provisions of this Agreement and the Transaction Documents (as defined in the Note Purchase Agreement) or the Supply Agreement, the provisions of this Agreement shall govern and be controlling.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above

FLOTEK INDUSTRIES, INC.,
a Delaware corporation

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By: /s/ Nicholas J. Bigney
Name: Nicholas J. Bigney
Title: Senior Vice President, General Counsel & Chief Compliance Officer

PROFRAC HOLDINGS, LLC
a Texas limited liability company

By: /s/ Matt Wilks
Name: Matt Wilks
Title: President and CFO

Appendix A
APPENDIX A-2

NOTE PURCHASE AGREEMENT
BY AND AMONG
FLOTEK INDUSTRIES, INC., AND
THE PURCHASERS NAMED HEREIN
FEBRUARY 2, 2022

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of February 2, 2022 (this “Agreement”), is by and among FLOTEK INDUSTRIES, INC., a Delaware corporation (the “Company” or “Flotek”), and each of the purchasers named in Schedule 2.1 to this Agreement (each such purchaser, including any additional purchasers made a party to this Agreement and added to such Schedule, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, in order to enhance liquidity, for general corporate purposes, and to evaluate various strategic opportunities to enhance the Company’s capabilities, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to the Purchasers, and the Purchasers wish to purchase from the Company, $21,150,000 in principal amount of 10% Convertible PIK Notes to be sold for cash that will be convertible into shares of Common Stock of the Company (each, an “ Initial Note” and, collectively, the “Initial Notes”);

WHEREAS, from time to time from and after the date hereof until the date that is 90 days after the Initial Notes Closing Date (as defined below) (the “Offering Period”), the Company may issue up to an aggregate of $10 million in principal amount of additional Notes (each, an “Additional Note” and, collectively, the “Additional Notes”, together with the Initial Notes issued at the Initial Notes Closing, the “Notes”) to certain additional investors for cash; and

WHEREAS, contemporaneous with the consummation of the transactions contemplated under this Agreement, the Purchaser Parties will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act and applicable state securities Laws.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I DEFINITIONS

Section 1.1Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Action” against a Person means any lawsuit, action, proceeding, or complaint before any Governmental Authority, mediator, or arbitrator.

“Additional Note” and “Additional Notes” have the meaning specified in the recitals.

“Additional Notes Purchase Price” has the meaning specified in Section 2.1(b).

“Additional Notes” has the meaning specified in the recitals.

“Additional Notes Closing” has the meaning specified in Section 2.3(b).

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“Additional Notes Closing Date” has the meaning specified in Section 2.3(b).

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that the Company and the Purchasers shall not be considered Affiliates for purposes of this Agreement.

“Agreement” has the meaning specified in the preamble.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors as now or hereinafter constituted.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by Law or other governmental action to close.

“Closing” means the Initial Notes Closing or the Additional Notes Closings, as applicable.

“Closing Date” means the Initial Notes Closing Date or any Additional Notes Closing Date, as applicable.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.

“Company” or “Flotek” has the meaning specified in the preamble.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Company Financial Statements” has the meaning specified in Section 3.3.

“Company Indemnitee” has the meaning specified in Section 8.2.

“Company Material Adverse Effect” means any material and adverse effect on (i) the assets, liabilities, financial condition, business, or operations of the Company and its Subsidiaries, taken as a whole, other than those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on the Company and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which the Company and its Subsidiaries participate or are engaged, (ii) the ability of the Company and its Subsidiaries, taken as a whole, to carry out their businesses as of the date of this Agreement, (iii) the legality, validity, or
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enforceability of any Transaction Document, or (iv) the ability of the Company to consummate the transactions, or perform its obligations, under any Transaction Document on a timely basis.

“Company SEC Documents” has the meaning specified in Section 3.3.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

“Custodian” means any receiver, trustee, assignee, liquidator, sequester, or similar official under any Bankruptcy Law.

“Delaware LLC Act” means the Delaware Limited Liability Company Act.

“Disqualification Event” has the meaning specified in Section 3.10.

“Event of Default” has the meaning specified in Section 6.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Flotek” has the meaning specified in the preamble.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time; provided, however, that for purposes of the Company Financial Statements prepared as of a certain date, GAAP referenced therein shall be GAAP as of the date of the Company Financial Statements.

“Governmental Authority” includes the country, state, county, city, and political subdivisions in which any Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau, or instrumentality of any of them and any monetary authorities, stock exchanges, and self-regulatory organizations that exercise valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority in this Agreement mean a Governmental Authority having jurisdiction over, where applicable, the Company, its Subsidiaries or any of their Property or any of the Purchasers.

“Holder” means a Purchaser or any subsequent transferee who is a registered holder of the Notes or the Pre-Funded Warrants.

“Initial Note” and “Initial Notes” have the meaning specified in the recitals.

“Initial Notes Closing” has the meaning specified in Section 2.3(a).

“Initial Notes Closing Date” has the meaning specified in Section 2.3(a).

“Initial Notes Purchase Price” has the meaning specified in Section 2.1(a).

“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

“Law” or “Laws” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule, or regulation.

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“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment, or bailment for security purposes.

“Losses” has the meaning specified in Section 8.1.

“Maturity Date” has the meaning specified in the Notes.

“Notes” has the meaning specified in the recitals.

“Note Obligations” means (i) all principal of, and interest on or in respect of (including, without limitation, any interest which accrues after the commencement of any proceeding under any Bankruptcy Law with respect to any of the Company, whether or not allowed or allowable as a claim in any such proceeding), the Notes, and (ii) all fees, expenses, indemnification obligations, and other amounts of whatever nature now or hereafter payable by the Company to the Holders (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Bankruptcy Law with respect to the Company, whether or not allowed or allowable as a claim in any such proceeding, and any enforcement or other costs incurred or associated with the Notes) pursuant to this Agreement or the other Transaction Documents.

“Notes Purchase Price” means the Initial Notes Purchase Price or the Additional Notes Purchase Price, as applicable.

“NYSE” means the New York Stock Exchange.

“Offering Period” has the meaning specified in the recitals.

“Organizational Documents” means, as the context requires, (i) the Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company, each as amended to date, and/or (ii) the certificate of formation and limited liability company agreement or other equivalent charter documents of the Company’s Subsidiaries, as amended to date.

“Party” or “Parties” means the Company and the Purchasers, individually or collectively, as the case may be.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, business trust, joint stock company, sole proprietorship, unincorporated organization, Governmental Authority, or any agency, instrumentality, or political subdivision thereof, or any other form of entity.

“PIK Interest” has the meaning given to such term in the Notes.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchaser” or “Purchasers” has the meaning specified in the preamble.

“Purchaser Indemnitee” has the meaning specified in Section 8.1.

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“Purchaser Material Adverse Effect” means any material and adverse effect on the ability of a Purchaser to consummate the transactions, or perform its obligations, under any Transaction Document on a timely basis.

“Purchaser Party” or “Purchaser Parties” means the Company and the Purchasers, individually or collectively, as the case may be.

“Register” has the meaning specified in Section 9.1.

“Registration Rights Agreement” has the meaning specified in the recitals.

“Representatives” of any Person means the officers, members, managers, directors, employees, agents, legal counsel, accountants, financial advisors, or any other representatives of such Person.

“Requisite Holders” means, at any time and with respect to the Holders of the Notes, as applicable, at least 50.1% in principal amount of such Notes at the time outstanding (which, for the avoidance of doubt, shall include any increase in the principal amount thereof in respect of PIK Interest).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act), and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Significant Subsidiary” means any Subsidiary of the Company that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission, determined as of the date of the latest audited consolidated financial statements of the Company and its Subsidiaries.

“Stated Maturity” means the 12-month anniversary from the Closing of the issuance of the Notes.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests sufficient to elect at least a majority of its Board of Directors or other governing body or, if there are no such voting interests, 50% or more of the equity interests, of which is owned directly or indirectly by such first Person.

“Trading Market” means The NASDAQ Global Select Market, the NASDAQ Capital Market, the NYSE or the NYSE American (or any of their respective successors).

“Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, and any and all other material agreements or instruments executed and delivered by the Parties to evidence the execution, delivery, and performance of this Agreement, and any amendments, supplements, continuations, or modifications thereto.

“Transfer Agent” means, at any time, the transfer agent for the Common Stock.

Section 1.2Accounting Procedures and Interpretation. Unless otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all determinations with respect

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to accounting matters under this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Purchasers under this Agreement shall be prepared, in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited financial statements, as permitted by Form 10-Q promulgated by the Commission) and in compliance as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

Article II SALE AND PURCHASE

Section 1.1Sale and Purchase. On the basis of the representations, warranties, agreements, and covenants set forth in this Agreement and subject to the terms and conditions of this Agreement:

(a)At the Initial Notes Closing, the Company hereby agrees to issue and sell to the applicable Purchasers, and each such Purchaser hereby agrees, to purchase from the Company, the aggregate principal amount of Initial Note(s) set forth opposite such Purchaser’s name on Schedule 2.1 to this Agreement under the title “Principal Amount of Initial Notes” at the cash purchase price set forth opposite such Purchaser’s name on Schedule 2.1 under the title “Amount to be Funded” (such purchase price, the “Initial Notes Purchase Price”); and

(b)At each Additional Notes Closing, the Company hereby agrees to issue and sell to each additional Purchaser, and each additional Purchaser hereby agrees to purchase from the Company, the aggregate principal amount of Note(s) set forth opposite such Purchaser’s name on Schedule 2.1 to this Agreement (as such Schedule 2.1 is amended in connection with such Additional Notes Closing) under the title “Principal Amount of Additional Notes”, at the purchase price set forth opposite such Purchaser’s name on Schedule 2.1 under the title “Amount to be Funded” (such purchase price, the “Additional Notes Purchase Price”).

Section 1.2Private Placement. The Notes will be sold to the Purchasers pursuant to the exemption from registration afforded by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and the rules and regulations of the Commission thereunder. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends applicable to each such Note as set forth in this Agreement.

Section 1.3Closings.

(a)With respect to each Purchaser of Initial Notes as named in Schedule 2.1 to this Agreement as of the date hereof, the execution and delivery of the Transaction Documents to be delivered to or by such Purchasers, the delivery of the Initial Notes to such Purchasers, the payment of the Initial Notes Purchase Price for each such Initial Notes, as applicable, and the execution and delivery of all other instruments, agreements, and other documents required by this Agreement for the issuance of such Initial Notes (the “Initial Notes Closing”) shall take place on the date hereof (the date of such closing, the “Initial Notes Closing Date”) remotely by exchange of electronic documents and signatories.

(b)With respect to each Purchaser of Additional Notes as named in Schedule 2.1 to this Agreement (as such schedule may be amended from time to time during the Offering Period), the execution and delivery of the additional Transaction Documents to be delivered to or by such Purchaser, the delivery of Additional Notes to such Purchasers, the payment of the Additional Notes Purchase Price for each such Additional Note, and the execution and delivery of all other instruments, agreements, and other documents required by this Agreement for the issuance of any such Additional Notes (each, an “Additional Notes Closing”) shall take place on the date(s)

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agreed upon by both the Company and such Purchasers within the Offering Period (each, an “Additional Notes Closing Date”) remotely by exchange of electronic documents and signatories.

Section 1.4Form of Notes.

(a)The Notes shall be substantially in the form included in Exhibit B, each of which is incorporated in and expressly made a part of this Agreement. The Notes may have notations, legends, or endorsements required by Law. The Notes shall be in minimum denominations of $1,000.00 and integral multiples of $1,000.00 in excess thereof.

(b)The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Agreement and the Company, by its execution and delivery of this Agreement, expressly agrees to such terms and provisions and agrees to be bound thereby. However, to the extent any Note conflicts with the express provisions of this Agreement, the provisions of this Agreement shall govern and be controlling.

Section 1.5Ranking of the Notes; Subordination. The Company agrees and each Holder, by accepting a Note, agrees, that payments of the Note Obligations will be (i) senior in right of payment to any indebtedness of the Company that is expressly subordinated in right of payment to the Notes, and (ii) effectively subordinated to any existing or future indebtedness of the Company that is secured by Liens on assets to the extent of the value of such assets.

Section 1.6Pre-Funded Warrants. To the extent that issuance of any number of shares of Common Stock would cause any Holder’s beneficial ownership of the shares of Common Stock to exceed the Maximum Percentage (as defined in the Notes), the Company shall, in lieu of issuing such shares of Common Stock that would cause such Holder’s beneficial ownership of the shares of Common Stock to exceed the Maximum Percentage, issue to such Holder Pre-Funded Warrants (in substantially the form attached to this Agreement as Exhibit C) to acquire up to the aggregate number of shares of Common Stock that would cause such Holder’s beneficial ownership to exceed the Maximum Percentage. The Company shall also issue to such Holder additional Pre-Funded Warrants in an amount equal in value to the aggregate exercise price of Pre-Funded Warrants issued pursuant to this Section 2.6.

Section 1.7Nature of Purchasers’ Obligations and Rights. The respective obligations of each Purchaser under the Transaction Documents to which the Purchasers are party to are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The failure or waiver of performance under this Agreement by any Purchaser, or on its behalf, does not excuse performance by any other Purchaser. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by any Transaction Document. Except as otherwise provided in the Transaction Documents, each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The decision of each Purchaser to purchase Notes pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Notes or enforcing its rights under the Transaction Documents. Each Purchaser has been represented by its own separate legal counsel and, to the extent deemed necessary or desirable, has obtained the
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advice of its own financial, tax, accounting, and other advisors in its review and negotiation of the Transaction Documents.

Section 1.8Additional Purchasers. The Company may in its discretion add additional Purchasers to this Agreement with all the rights and obligations of a Purchaser if such additional Purchaser, if not already a party to this Agreement, shall have executed and delivered to the Company a joinder agreement in the form approved by the Company and such other documents or instruments as may be required in the Company’s reasonable judgment to effect such admission. The Company shall amend Schedule 2.1 to this Agreement to reflect the admission of any additional Purchaser or the purchase of Additional Notes by any existing Purchaser.

Article III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company SEC Documents (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Reports to the extent that they are predictive or forward-looking in nature) and except as set forth in the Schedules delivered to Purchasers, the Company represents and warrants to each Purchaser, on and as of the date such holder signs this Agreement and as of the applicable Closing Date upon which such Purchaser acquires Notes under the terms hereof:

Section 1.1Corporate Existence. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware, and each of the Company’s Subsidiaries is an entity duly formed, validly existing and in good standing under the Laws of the jurisdiction under which it was formed. The Company and each of its Subsidiaries has all requisite corporate or limited liability company power and authority, as applicable, to conduct its business as currently conducted and to own and lease its Property and other assets as now owned or leased, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its Property and to conduct its business as its business is currently conducted and as described in the Company SEC Documents, except where the failure to obtain such licenses, authorizations, consents, and approvals could not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its Subsidiaries is qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure so to qualify could not reasonably be expected to have a Company Material Adverse Effect.

Section 1.2Capitalization and Valid Issuance of Notes.

(a)As of the date of this Agreement, the total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 140,000,000 shares of common stock and 100,000 shares of preferred stock.

(b)As of the date of this Agreement, the issued and outstanding capital stock of the Company consists of 79,750,000 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the date of this Agreement, all outstanding shares of Common Stock have been duly authorized and validly issued in accordance with the Organizational Documents and are fully paid and nonassessable.

(c)As of the date of this Agreement, the Company has no equity compensation plans that contemplate the issuance of equity interests of the Company (or securities convertible into or exchangeable for equity interests of the Company). No indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Company stockholders may vote is issued or outstanding. There are no outstanding or

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authorized (i) options, warrants, preemptive rights, subscriptions, calls, rights of first refusal, or other rights, convertible or exchangeable securities, or written agreements obligating the Company or any of its Subsidiaries to issue, transfer, or sell any equity interest in, the Company or securities convertible into or exchangeable for such equity interests, (ii) obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests of the Company or any such securities or agreements listed in clause (i) of this sentence, or (iii) proxy agreements or voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the equity interests of the Company. Except as contemplated by this Agreement, the Company has not entered into any agreements regarding the registration of any equity securities of the Company under the Securities Act.

(d)As of the date of this Agreement, neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.

(e)As of the date of this Agreement, (i) all of the issued and outstanding equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under the Organizational Documents of such Subsidiaries, as applicable), and all such ownership interests have been duly authorized, validly issued, and are fully paid (to the extent required in the Organizational Documents of such Subsidiaries, as applicable) and non-assessable, and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.

(f)The Notes being purchased by each of the Purchasers hereunder will be duly authorized by the Company pursuant to the Organizational Documents of the Company prior to the Closing and, when issued and delivered by the Company to such Purchaser against payment therefor in accordance with the terms of this Agreement and the terms of the Notes, will be validly issued, fully paid, and non-assessable and will be free of preemptive rights or any Liens and restrictions on transfer, other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities Laws and (ii) such Liens as are created by such Purchaser or its Affiliates.

(g)The shares of Common Stock issuable pursuant to the Notes have been duly authorized and reserved for issuance by all necessary corporate action. When issued and delivered to the Purchasers pursuant to the Notes, all Common Stock issued pursuant to the Notes in compliance with the terms thereof will be validly issued in accordance with applicable Law and the Organizational Documents, fully paid, and non-assessable and will be free of any and all Liens, other than such Liens as are created by the Purchasers, pre-emptive rights, rights of first refusal, subscription and similar rights and restrictions on transfer, other than restrictions on transfer under this Agreement or under applicable state and federal securities Laws.

Section 1.3Company SEC Documents. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) or furnished with the Commission all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) that have been filed or were required to be filed or furnished by it under the Exchange Act or the Securities Act since December 31, 2020 (all such documents collectively, the “Company SEC Documents”). The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein,

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in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (iv) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments), in all material respects, the consolidated financial position of the business of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Section 1.4Operations in the Ordinary Course. Since the date of the Company’s most recent Form 10-Q filing with the Commission, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course, consistent with past practice, and there has been no (a) acquisition or disposition of any material asset by the Company or any of its Subsidiaries or any contract or arrangement therefor, other than acquisitions or dispositions for fair value in the ordinary course of business, acquisitions or dispositions as disclosed in the Company SEC Documents, or (b) material change in the Company’s accounting principles, practices, or methods.

Section 1.5Litigation. There is no Action pending or, to the Company’s Knowledge, contemplated or threatened, against the Company or any of its Subsidiaries or any of their respective officers, directors, or Properties, which (individually or in the aggregate) reasonably could be expected to have a Company Material Adverse Effect, or which challenges the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Authority which could reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or since December 31, 2020, has been the subject of any Action involving a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been and, to the Company’s Knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Securities Act or the Exchange Act.

Section 1.6No Breach. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its respective Organizational Documents, each as in effect immediately prior to the Closing. Neither the Company nor any of its Subsidiaries are in violation or default of any provision of any Law of any Governmental Authority having jurisdiction over the Company, any of its Subsidiaries or any of their respective assets or Properties which could reasonably be expected to have a Company Material Adverse Effect. The execution, delivery, and performance by the Company of each Transaction Document to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Transaction Documents, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any Law, governmental permit, determination, or award applicable to the Company or any of its Subsidiaries or any of their respective Properties, (ii) conflict with or result in a violation of any

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provision of the Organizational Documents of the Company or any of the Company’s Subsidiaries, (iii) require any consent or approval which has not been obtained on or prior to the date hereof or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under (A) any note, bond, mortgage, license, or loan or credit agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective Properties may be bound or (B) any other agreement, instrument, or obligation, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Company or any of its Subsidiaries, except in the cases of clauses (i) and (iii) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.6 could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 1.7Authority and Enforceability. The Company has all necessary corporate power and authority to execute, deliver, and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions contemplated hereby or thereby, including the issuance, sale, and delivery of the Notes and the issuance of the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants. The execution, delivery, and performance by the Company of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Notes and the issuance of the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants), have been duly authorized by all necessary action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents will constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity. No approval by the holders of the Common Stock is required as a result of the Company’s issuance and sale of the Notes or the issuance of Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants.

Section 1.8Approvals.

(a)Except as contemplated by this Agreement or as required by the Commission in connection with the Company’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, or written exemption from, nor any filing, declaration, qualification, or registration with, any Governmental Authority or any other Person which has not been obtained on or prior to the date hereof is required in connection with the execution, delivery, or performance by the Company of each of the Transaction Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification, or written exemption, or to make such filing, declaration, qualification, or registration could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)The Board has taken any necessary actions so that the restrictions contained in Section 203 of the Delaware General Corporation Law applicable to a “business combination” (as defined in Section 203), to the extent applicable, will not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents, the consummation of the transactions contemplated by this Agreement or the other Transaction Documents, or the conversion of the Notes or the exercise of the Pre-Funded Warrants, in each case, pursuant to the terms thereof including, without limitation, the issuance of Common Stock in respect thereof.

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Section 1.9Investment Company Status. The Company is not, and immediately after receipt of payment for the Notes which are convertible into Common Stock will not be, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.

Section 1.10Offering. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants. Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the sale and issuance of the Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants are exempt from the registration requirements of the Securities Act. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D of the Securities Act in connection with the offer and sale by the Company of the Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants as contemplated by this Agreement and the Notes, or (ii) cause the offering of the Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants pursuant to this Agreement and the Notes to be integrated with prior offerings by the Company for purposes of any applicable Law, regulation, or stockholder approval provisions. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

Section 1.11Certain Fees. Except for the fees payable to Piper Sandler & Co., no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission with respect to the sale of any of the Notes or the consummation of the transactions contemplated by the Transaction Documents. The Company agrees that it will indemnify and hold harmless each of the Purchasers from and against any and all claims, demands or liabilities for any fees, commissions or payments of the type contemplated by this Section 3.11 incurred by the
Company or alleged to have been incurred by the Company in connection with the sale of the Notes or the consummation of the transactions contemplated by the Transaction Documents.

Section 1.12Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent for its businesses. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance. The Company does not have any reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted without a significant increase in cost.

Section 1.13No Side Agreements. Except for any confidentiality agreements that may have been entered into by and between such Purchaser and the Company, there are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby (other than the Transaction Documents), and there are no promises or inducements for future transactions by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.

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Article IV REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

Each Purchaser, severally and not jointly, represents and warrants to the Company with respect to itself, on and as of the applicable Closing Date upon which such Purchaser acquires Notes under the terms hereof:

Section 1.1Valid Existence. If an entity, such Purchaser is duly organized, validly existing, and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to own or lease its Properties and carry on its business as currently conducted.

Section 1.2Authority and Enforceability. Such Purchaser has all necessary corporate, partnership, or limited liability company (as applicable) power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery, and performance by such Purchaser of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all legal action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents to which such Purchaser is a party will constitute the legal, valid, and binding obligations of such Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity.

Section 1.3No Breach. The execution, delivery, and performance by such Purchaser of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the Property of such Purchaser are subject, (ii) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (iii) violate any statute, order, rule, or regulation of any Governmental Authority having jurisdiction over such Purchaser or the Property or assets of such Purchaser, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, or defaults as could not reasonably be expected to have a Purchaser Material Adverse Effect.

Section 1.4Certain Fees. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission payable by such Purchaser with respect to the purchase of any of the Notes or the consummation of the transactions contemplated by the Transaction Documents. Such Purchaser agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands, or liabilities for any fees, commissions, or payments of the type contemplated by this Section 4.4 incurred by such Purchaser or alleged to have been incurred by such Purchaser in connection with the purchase of the Notes or the consummation of the transactions contemplated by the Transaction Documents.

Section 1.5Investment Representations.

(a)Accredited Investor Status; Sophisticated Purchasers. Such Purchaser is an Institutional Accredited Investor and is able to bear the risk of its investment in the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants. Such Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded

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Warrants and has so evaluated the merits and risks of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants.

(b)Acquisition for Own Account. Such Purchaser is acquiring the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants pursuant to this Agreement for its own account (or for the accounts for which it is acting as investment advisor or manager) for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act.

(c)Information. Such Purchaser or its Representatives have been given access to and an opportunity to examine such documents, materials, and information concerning the Company as such Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to such Purchaser’s full satisfaction any and all questions regarding such information. Such Purchaser or its Representatives made such independent investigation of the Company, its management, and related matters as such Purchaser deems to be necessary or advisable in connection with the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants and is able to bear the economic and financial risk of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants. Such Purchaser understands and acknowledges that its purchase of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants involves a high degree of risk and uncertainty. Such Purchaser has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its purchase of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants.

(d)Notes Not Registered. Such Purchaser has been advised by the Company and understands that (i) the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and neither the offer nor sale of any Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants pursuant to this Agreement has been registered under the Securities Act or any state “blue sky” laws; (ii) the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants being acquired by such Purchaser pursuant to this Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired by such Purchaser from the Company in a transaction not involving a public offering and, subject to such Purchaser’s rights under this Agreement, such Purchaser must continue to bear the economic risk of the investment in its Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants indefinitely unless the offer and sale of its Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants are subsequently registered under the Securities Act and all applicable state securities or “blue sky” laws or an exemption from such registration is available; (iii) it is not anticipated that there will be any public market for the Notes or the Pre-Funded Warrants; (iv) a restrictive legend in the form set forth in Section 9.2(b) of this Agreement shall be placed on the certificates representing the Notes and the Pre-Funded Warrants and a restrictive legend in the form set forth in Section 9.2(c) shall be placed on the certificates representing the Common Stock issuable pursuant to the Notes; and (v) a notation shall be made in the appropriate records of the Company indicating that the Notes, the Pre-Funded Warrants, and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants are subject to restrictions on transfer.

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(e)No General Solicitation. Such Purchaser acknowledges and agrees that neither the Company nor any other Person offered to sell to it the Notes or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants by means of any form of general solicitation or advertising, including but not limited to: any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Such Purchaser further acknowledges and agrees that it was solicited or became aware of the investment in the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants either through (i) a substantive, pre-existing relationship with the Company, (ii) direct contact with the Company or its agents outside of any public offering effort, and/or (iii) through contacts by the Company not identified through any public offering.

(f)No Side Agreements. Except for any confidentiality agreements that may have been entered into by and between such Purchaser and the Company or as set forth in the Company SEC Documents or public filings made by Purchaser with the Commission, there are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby (other than the Transaction Documents), and there are no promises or inducements for future transactions by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.

(g)Reliance Upon Purchaser’s Representations and Warranties. Such Purchaser understands and acknowledges that the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of such Purchaser set forth in this Agreement (i) in concluding that the offer and sale of the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) to determine the applicability of such exemptions in evaluating the suitability of such Purchaser to purchase the Notes and the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants.

(h)Independent Investment Decision. Each Purchaser has made an independent investment decision with respect to this Agreement and the Notes without reliance on any other Purchaser or its Affiliates, and is not acting in concert with respect to this Agreement or the Notes with any other Purchaser or its Affiliates. Other than the Transaction Documents, to each Purchaser’s knowledge, there are no agreements or understandings between (i) such Purchaser or any of its Affiliates and (ii) any other Purchaser or any of its Affiliates with respect to this Agreement or the Notes.

Section 1.6Short Selling. Such Purchaser represents and warrants that it has not entered into any Short Sales of the Common Stock owned by it between the time it first began discussions with the Company about the transactions contemplated by this Agreement and the date hereof.

Article V POST-CLOSING COVENANTS

Section 1.1Covenants of the Company. The Company hereby agrees with the Purchasers as set forth in this Section 5.1:

(a)Taking of Necessary Action. The Company shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all

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things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company will, and the Company shall cause each of its Subsidiaries to, use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities or other Persons that may be necessary or, in the reasonable opinion of the Requisite Holders of the Notes, advisable for the consummation of the transactions contemplated by the Transaction Documents.

(b)Use of Proceeds. The Company shall use the proceeds from the sale of the Notes to enhance liquidity, for general corporate purposes, and to evaluate various strategic opportunities to enhance the Company’s capabilities, and to pay transaction expenses incurred in connection with this Agreement and the Notes.

(c)Corporate Existence. So long as the Notes are outstanding, the Company shall not enter into a plan of liquidation or dissolution and shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, limited liability company, or other existence of each of its Subsidiaries, in accordance with the respective Organizational Documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses, franchises, and permits of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license, franchise, or permit, or the corporate, limited liability company, or other existence of any of its Subsidiaries, if (i) the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes, or (ii) the effect of not preserving any such right, license, franchise, or permit, or the corporate, limited liability company, or other existence of any of its Subsidiaries, would not reasonably be expected to result in a Company Material Adverse Effect.

(d)Financial Reporting.

(i)So long as the Notes are outstanding, the Company will cause to be furnished to the Purchasers, all financial statements as are or would be required to be filed by the Company with the Commission as a reporting issuer under Section 13 or 15(d) of the Exchange Act.

(ii)The Company shall be deemed to have furnished to the Purchasers the information referred to in Section 5.1(d)(i) if the Company has filed such financial statements with the Commission or has posted such information on the Company Website. For purposes of this Section 5.1(d)(ii), the term “Company Website” means the collection of web pages that may be accessed on the World Wide Web using the URL address https://www.flotekind.com/ or such other address as the Company may from time to time designate in writing to the Purchasers.

(e)Reservation and Listing of Common Stock and Related Matters. So long as the Notes are outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance no less than the sum of the maximum number of shares of Common Stock issuable pursuant to the Notes then outstanding at the then applicable Conversion Price (as defined in the applicable Notes). So long as the Notes are outstanding, the Common Stock shall be registered under the Exchange Act and the Company shall use its commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market.

(f)Securities Laws Disclosure.

(i)The Company shall, by 5:30 p.m. (New York City time) on the fourth Business Day following the date hereof, file a Current Report on Form 8-K and press release disclosing the

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material terms of the transactions contemplated hereby, including this Agreement, the Notes, and the Registration Rights Agreement as exhibits thereto. The Parties shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any such press release of any Purchaser, or without the prior consent of the Purchasers, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by Law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

(ii)The Company shall timely file all required reports under Section 13 or 15(d) of the Exchange Act, as applicable. The Company understands and confirms that the Purchasers will rely on the foregoing covenant and the covenant in Section 5.1(d)(i) above in effecting transactions in securities of the Company.

(g)Listing of Common Stock. Beginning promptly following the date of this Agreement, the Company shall take all reasonable actions necessary to cause the Common Stock issuable pursuant to the Notes at the initial Conversion Price to be listed on the NYSE. Further, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it shall include in such application the Common Stock issuable upon conversion of the Notes at the then applicable Conversion Price and will take such other action as is necessary to cause such Common Stock to be so listed.

(h)Notice of Change of Control. At least thirty (30) Business Days prior to the effectiveness of a change of control, which shall not include any hostile tender offer (for so long as such tender offer is not subject to agreement or other overt cooperation by the Company) or other involuntary actions as to the Company, the Company will give the Payee written notice thereof.

(i)Subsequent Equity Sales. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Notes or the Common Stock to be issued pursuant to the Notes in a manner that would require the registration under the Securities Act of the sale of the Notes to the Purchasers or the issuance of the Common Stock pursuant to the Notes.

(j)Successor Corporation Substituted. So long as the Notes are outstanding, the Company shall not consolidate or merge, or sell, assign, transfer, convey, or dispose of all or substantially all of its assets or the assets of the Company and its Subsidiaries taken as a whole, unless the surviving entity shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, conveyance, or other disposition, the provisions of this Agreement referring to the “Company” shall refer instead to the surviving entity and not to the Company), and may exercise every right and power of, the Company under this Agreement with the same effect as if such surviving entity had been named as the Company herein. In any such event (other than any transfer by way of lease), the predecessor Company shall be released and discharged from all liabilities and obligations in respect of the Notes and this Agreement and the predecessor Company may be dissolved, wound up, or liquidated at any time thereafter.

Section 1.2Covenants of the Purchasers. Each of the Purchasers hereby agrees, severally and not jointly, with the Company as set forth in this Section 5.2:

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(a)Conditions Precedent. Each of the Purchasers shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement; provided, however, that nothing contained in this Section 5.2(a) shall obligate any Purchaser to waive any right or condition under this Agreement.

(b)Transfer Restrictions Regarding the Notes. Each Purchaser agrees not to offer, sell, or otherwise transfer any Notes except to an Affiliate of such Purchaser or pursuant to an available exemption from the registration requirements of the Securities Act and, in each case, in compliance with any applicable securities Laws of any state of the United States and any other applicable jurisdiction and subject to the terms of this Agreement.

(c)Short Selling Acknowledgement and Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of Short Sales of securities “against the box” prior to the effective date of a registration statement is a violation of Section 5 of the Securities Act. Each Purchaser agrees, severally and not jointly, that it will not engage in any Short Sales that result in the disposition of the Common Stock acquired pursuant to a conversion of the Notes by the Purchaser until such time as the Shelf Registration Statement (as defined in the Registration Rights Agreement) is declared or deemed effective by the Commission.

Article VI DEFAULTS AND REMEDIES

Section 1.1Events of Default. Each of the following shall constitute an “Event of Default”:

(a)unless converted into Common Stock or Pre-Funded Warrants pursuant to the terms of the Notes, the Company fails to pay any principal on any of the Notes when due and payable at its Stated Maturity, upon any required repayment, or upon declaration of acceleration or otherwise or the Company fails to pay when due any other Note Obligations;

(b)the Company fails to comply with the obligation to convert the Notes into Common Stock in accordance with the terms of the Notes or to issue Common Stock upon exercise of the Pre-Funded Warrants in accordance with the terms thereof;

(c)the Company fails to materially comply with the covenants of the Company set forth in Section 5.1 (other than the covenant set forth in Section 5.1(h)) and such failure to comply shall continue unremedied for a period of 30 days after the Company has received written notice thereof from any Holder;

(d)the Company fails to give the Payee the notice required by Section 5.1(h);

(e)a final judgment for the payment of $10,000,000 or more (to the extent not covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) is rendered against the Company or any of its Subsidiaries and remains unpaid sixty (60) days after the date thereof;

(f)the Company defaults on an obligation for borrowed money in excess of $10,000,000, and such default either arises from the Company’s failure to make a payment when due, or results in such obligation being accelerated or otherwise becoming due and payable prior to its stated maturity;

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(g)the Company breaches any representation and warranty set forth in Article III of this Agreement which would reasonably be expected to result in a Company Material Adverse Effect or would reasonably be expected to have a material adverse effect on (i) the Notes, the Pre-Funded Warrants, or the Common Stock issuable upon conversion of the Notes or the exercise of the Pre-Funded Warrants, as applicable, or (ii) the Holder’s rights under the Notes, including to enforce rights and remedies and/or convert into Common Stock;

(h)the Company or a Significant Subsidiary: (i) commences a voluntary case or proceeding, (ii) applies for or consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) applies for or consents to the appointment of a Custodian of it or for all or substantially all of its assets; or (iv) makes a general assignment for the benefit of its creditors, in each case pursuant to or within the meaning of any Bankruptcy Law;

(i)the Company files or enters into a plan of liquidation; or

(j)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Significant Subsidiary debtor in an involuntary case or proceeding; (ii) appoints a Custodian of the Company or any Significant Subsidiary or a Custodian for all or substantially all of the assets of the Company or any Significant Subsidiary; or (iii) orders the liquidation of the Company or any Significant Subsidiary and the order or decree remains unstayed and in effect for 60 days.

Section 1.2Acceleration; Waiver of Past Defaults and Rescission.

(a)If any Event of Default (other than an Event of Default specified in Section 6.1(h), (i), or (j)) occurs and is continuing, then and in every such case the Requisite Holders may declare 100% of the principal amount plus accrued and unpaid interest on all the outstanding Notes (including but not limited to any outstanding accrued but not yet capitalized PIK Interest and all outstanding capitalized PIK Interest) to be due and payable immediately by notice in writing to the Company specifying the Event of Default(s). Upon any such declaration, all such outstanding Note Obligations shall become due and payable in cash on the Business Day following delivery of such notice in writing, subject to the Holder’s right to convert the Notes pursuant to the terms thereof. Notwithstanding the foregoing, if an Event of Default in Section 6.1(h), (i), or (j) occurs with respect to the Company, all outstanding Note Obligations shall become due and payable in cash immediately without further action, notice, or declaration on the part of any Holder.

(b)The Requisite Holders, by written notice to the Company, may (x) waive any past Event of Default and its consequences and (y) at any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained as hereinafter in this Article VI provided, rescind any such acceleration with respect to the Notes and its consequences, except, in each case, with respect to an Event of Default described in Section 6.1(a) or Section 6.1(b) (which, in each case shall require the approval of each Holder directly affected by such Event of Default), if: (i) such rescission will not conflict with any judgment or decree of a court of competent jurisdiction; and (ii) all existing Events of Default (other than the non-payment of any principal amount or interest or any other Note Obligation that became due solely by such declaration of acceleration) have been cured or waived.

Upon any such waiver, the Event of Default which has been waived shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every other purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent. No such rescission shall affect any subsequent default or impair any right consequent thereon.

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Section 1.3Holders May File Proofs of Claim. The Holders are authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Holders of the Notes, allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors, or its Property and shall be entitled and empowered to collect, receive, and distribute any money or other Property payable or deliverable on any such claims and any Custodian in any such judicial proceeding.

Section 1.4Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case the Company and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Holders shall continue as though no such proceeding had been instituted.

Section 1.5Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 1.6Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by Law to the Holders, may be exercised from time to time, and as often as may be deemed expedient, by the Holders, as the case may be.

Article VII CLOSING CONDITIONS

Section 1.1Conditions to the Closing.

(a)Mutual Conditions. The respective obligation of each Purchaser Party to consummate the purchase and issuance and sale of the Notes on any applicable Closing Date shall be subject to the satisfaction on or prior to such Closing Date of each of the following conditions (any or all of which may be waived by a particular Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(i)no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction which temporarily, preliminarily, or permanently restrains, precludes, enjoins, or otherwise prohibits the consummation of the transactions contemplated by this Agreement, the Transaction Documents, or makes the transactions contemplated by this Agreement or the Transaction Documents illegal; and

(ii)there shall not be pending any Action by any Governmental Authority seeking to restrain, preclude, enjoin, or prohibit the transactions contemplated by this Agreement or the Transaction Documents.

(b)Each Purchaser’s Conditions. The respective obligation of each Purchaser to consummate the purchase of its Notes on any applicable Closing Date shall be subject to the satisfaction on or prior to such Closing Date, as applicable, of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

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(i)the Company shall have performed and complied with the covenants and agreements contained in this Agreement in all material respects that are required to be performed and complied with by the Company on or prior to such Closing Date;

(ii)the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Company Material Adverse Effect shall be true and correct when made and as of such Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of such Closing Date, in each case as though made at and as of such Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

(iii)the Board shall have authorized and approved the issuance of the Notes and the issuance of Common Stock and Pre-Funded Warrants pursuant to the Notes, as applicable;

(iv)no Company Material Adverse Effect shall have occurred and be continuing;

(v)the Company shall have obtained any and all consents, permits, approvals, registrations, and waivers necessary or appropriate for consummation of the purchase and sale of the Notes and the issuance of Common Stock and Pre-Funded Warrants pursuant to the Notes in accordance with and subject to the terms thereof and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect; and

(vi)the Company shall have delivered, or caused to be delivered, to the Purchasers at such Closing Date the Company’s closing deliveries described in Section 7.2 of this Agreement.

(c)Company’s Conditions. The obligation of the Company to consummate the sale of the Notes to each of the applicable Purchasers on any applicable Closing Date shall be subject to the satisfaction on or prior to such Closing Date, as applicable, of the following conditions with respect to each Purchaser individually and not the Purchasers jointly (which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):

(i)such Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement in all material respects that are required to be performed and complied with by that Purchaser on or prior to such Closing Date;

(ii)the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality or Purchaser Material Adverse Effect shall be true and correct when made and as of such Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of such Closing Date in each case as though made at and as of such Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only); and

(iii)such Purchaser shall have delivered, or caused to be delivered, to the Company at such Closing, its closing deliveries described in Section 7.3 of this Agreement.

Section 1.2Company Deliveries. At each Closing, subject to the terms and conditions of this Agreement, the Company will deliver, or cause to be delivered, to each applicable Purchaser.

(a)the applicable Notes, the form of which is attached to this Agreement as Exhibit B, to be delivered at such Closing, in the original principal amount as set forth under the heading “Principal Amount of Initial Notes” or “Principal Amount of Additional Notes”, as applicable, on Schedule 2.1 to this Agreement, by delivering certificates (bearing the legend set forth in Section 9.2(b)) evidencing such Notes at the Closing;

Appendix A
(b)the Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit A, which shall have been duly executed by the Company;

(c)a certificate of the Secretary of the Company dated as of such Closing Date substantially in the form attached to this Agreement as Exhibit D;

(d)a certificate dated as of a recent date of the Secretary of State of the State of Delaware with respect to the due organization and good standing in the State of Delaware of the Company; and

(e)a cross-receipt, dated as of such Closing Date, executed by the Company and delivered to the Purchasers, certifying that the Company has received the applicable Notes Purchase Price with respect to the applicable Notes issued and sold to the Purchasers at such Closing, substantially in the form attached to this Agreement as Exhibit E-1.

Section 1.3Purchaser Deliveries. At each Closing, subject to the terms and conditions of this Agreement, each applicable Purchaser will deliver, or cause to be delivered, to the Company:

(a)the Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit A, which shall have been duly executed by such Purchaser;

(b)with respect to any Note, delivered to such Purchaser at such Closing, payment of the applicable Notes Purchase Price for such Note(s) by wire transfer of immediately available funds to an account designated by the Company prior to 9:30 a.m., New York time, on the applicable Closing Date; and

(c)a cross-receipt, dated as of such Closing Date, executed by such Purchaser and delivered to the Company, certifying that such Purchaser has received its Notes, substantially in the form attached to this Agreement as Exhibit E-2.

Article VIII INDEMNIFICATION, COSTS, AND EXPENSES

Section 1.1Indemnification by the Company. The Company agrees to indemnify and hold the Purchasers, their Affiliates, and any of their respective Representatives, successors, stockholders, and partners (each, a “Purchaser Indemnitee”) harmless from and against any and all losses, claims, damages, and liabilities, joint or several (including any investigation, legal, and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit, or proceeding or any claim asserted) (collectively, “Losses”), to which any Purchaser Indemnitee may become subject to the extent resulting from, due to, or based upon the Purchasers having entered into this Agreement or agreeing to purchase the Notes and the issuance of the Notes or the Common Stock upon conversion of the Notes.

Section 1.2Indemnification by Purchasers. Each Purchaser severally and not jointly agrees to indemnify and hold the Company, its Affiliates, any of its or their Affiliates, and any of its or their respective Representatives, successors, stockholders and partners (each, a “Company Indemnitee”) harmless from and against any and all Losses to which any Company Indemnitee may become subject to the extent resulting from, due or are based upon (i) any inaccuracy in, breach of, or failure to comply with, any representation, warranty, or covenant made to the Company in this Agreement or any Transaction Document by such Purchaser, or (ii) any information furnished by such Purchaser in writing to the Company expressly for use in any preliminary prospectus, prospectus or issuer free writing prospectus (as defined in Rule 433 of the Securities Act) relating thereto, any amendment or supplement thereto or any document incorporated by reference therein; provided that the liability of each Purchaser shall be in proportion to, and shall be limited to, such Purchaser’s Notes Purchase Price.

Appendix A

Section 1.3Conduct of Indemnification Proceedings.

(a)Any Person entitled to indemnification under this Article VIII shall: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that the failure to give such notice shall not limit the rights of such Person or relieve the indemnifying party from any liability that it may have under Sections 8.1 and 8.2 above unless and only to the extent that failure to give such notice materially prejudices the indemnifying party; and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and any indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification under this Article VIII shall have the right to employ separate counsel and to participate in the defense of such claim at the expense of such indemnified person, unless (x) the indemnifying party has agreed to pay such fees or expenses or (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party when permitted under this Article VIII, the indemnified party shall be entitled to assume and control such defense and to settle and agree to pay in full such claim without the consent of the indemnifying party without prejudice to the ability of the indemnified party to enforce its claim for indemnification against the indemnifying party under this Article VIII.

(b)Except as otherwise provided in the preceding paragraph, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, which consent shall not be unreasonably withheld or delayed. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim (i) unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party and (B) such settlement or compromise does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of the indemnified party or (ii) if such settlement or compromise provides for injunctive or other non-monetary relief, in each case, unless the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

Article IX REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES

Section 1.1Registration of Notes. The Company shall keep at its principal executive office a register for the registration of issuances, transfers, and exchanges of the Notes and the Pre-Funded Warrants (the “Register”). The Register shall contain the names and addresses of the Person in whose name the Notes and the Pre-Funded Warrants have been issued (including the name and address of each permitted transferee), the amount of Pre-Funded Warrants, and the principal amounts, PIK Interest payments, and accrued and unpaid interest owing to each Holder pursuant to the terms hereof and under the Notes from time to time. The entries and calculations in the Register shall be conclusive absent manifest error, and the Company and the Holders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Holder hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Holder at any reasonable time and from time to time upon reasonable prior notice.

Appendix A
Section 1.2Transfer and Exchange of Notes. Upon request by a Holder of a Note or Pre-Funded Warrant, and such Holder’s compliance with the provisions of this Section 9.2, the Company shall register the transfer or exchange of the Note or the Pre-Funded Warrant. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Company the Notes or Pre-Funded Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide (i) an opinion of counsel to such Holder in a form reasonably satisfactory to the Company that registration of such transfer or exchange is not required under the Securities Act and (ii) any additional certifications, documents, and information, as applicable, required pursuant to the following provisions of this Section 9.2. Each such new Note or new Pre-Funded Warrant shall be payable to such Person as such Holder may request and shall be substantially in the form of note or form of pre-funded warrant specified for the Notes and Pre-Funded Warrants hereunder. Each such new Note or Pre-Funded Warrant shall be dated and (in the case of a Note) bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.

(a)Limited Transferability of Notes and Pre-Funded Warrants. No Holder may offer, sell, or otherwise transfer any Notes or Pre-Funded Warrants except to an Affiliate of such Holder or pursuant to an available exemption from the registration requirements of the Securities Act and, in each case, any applicable securities laws of any state of the United States and any other applicable jurisdiction and subject to the approval of the Company.

(b)Note Purchase Agreement Legend. Each Note and Pre-Funded Warrant (and all Notes and Pre-Funded Warrants issued in exchange therefor or substitution therefor) shall bear the legend in substantially the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THE NOTES/PRE-FUNDED WARRANTS ARE SUBJECT IN ALL RESPECTS TO THE RESTRICTIONS IN THE NOTE PURCHASE AGREEMENT.

(c)Common Stock Legend. Until such time as the Common Stock issuable pursuant to the Notes or the Pre-Funded Warrants has been registered pursuant to the provisions of the Securities Act, or the Common Stock issuable pursuant to the Notes or the Pre-Funded Warrants is eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Common Stock issuable upon conversion of the Notes will bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES

UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE

Appendix A
ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.

(d)General Provisions Relating to Transfer and Exchange.

(i)No service charge shall be made to the Holder for registration of the transfer or exchange of any Note or Pre-Funded Warrant, but the Company may require payment of a sum sufficient to cover any transfer tax or similar Governmental Authority charge payable in connection therewith.

(ii)All Notes or Pre-Funded Warrants issued upon any registration of transfer or exchange in Notes or Pre-Funded Warrants shall be the valid obligations of the Company, evidencing the same debt (in the case of Notes), and entitled to the same benefits under this Agreement, as the Notes or Pre-Funded Warrants surrendered upon such registration of transfer or exchange. Notwithstanding the foregoing, no Holder of a Note or Pre-Funded Warrant shall be entitled to receive confidential information of the Company or its Subsidiaries prior to the entry by such Holder and the Company into a mutually agreeable confidentiality agreement with respect to such confidential information.

(iii)Prior to due presentment for the registration of a transfer of any Note or Pre-Funded Warrant, the Company may deem and treat the Person in whose name any Note or Pre-Funded Warrant is registered as the absolute owner of such Note or Pre-Funded Warrant for the purpose of receiving payment of principal of and interest (in the case of Notes) and for all other purposes, and the Company shall not be affected by notice to the contrary.

(iv)All certifications, certificates, and opinions of counsel required to be submitted to the Company pursuant to this Section 9.2 to effectuate a registration of transfer or exchange may be submitted by electronic transmission.

Section 1.3Replacement of Notes and Pre-Funded Warrants. If any mutilated Note or Pre-Funded Warrant is surrendered to the Company, and the Company receives evidence to its satisfaction of the destruction, loss, or theft of any Note or Pre-Funded Warrant, the Company shall issue a replacement Note or Pre-Funded Warrant. If required by the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Company to protect the Company and any authenticating agent from any loss that any of them may suffer if a Note or Pre-Funded Warrant is replaced. Every replacement Note and Pre-Funded Warrant is an additional obligation of the Company and shall be entitled to all of the benefits of this Agreement equally and proportionally with all other Notes and Pre-Funded Warrants duly issued hereunder. The provisions of this Section 9.3 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes or Pre-Funded Warrants.

Article X MISCELLANEOUS

Section 1.1Interpretation. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever the Company has an obligation under the Transaction Documents, the expense of complying with such obligation shall be an expense of the Company unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified. If any

Appendix A
provision in the Transaction Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable, and the Transaction Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Transaction Documents, and the remaining provisions shall remain in full force and effect. The Transaction Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 1.2Survival of Provisions. The representations and warranties set forth in Sections 3.1, 3.2, 3.7, 3.9, 3.10, 3.11, 4.1, 4.2, 4.4, and 4.5 hereunder shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth in this Agreement either made as of the date of this Agreement or a Closing Date shall survive for a period of six (6) months following such date regardless of any investigation made by or on behalf of the Company or the Purchasers. Except as provided in Article V, the covenants made in this Agreement or any other Transaction Document shall survive the closing of the transactions contemplated herein and remain operative and in full force and effect regardless of acceptance of any of the Notes or Pre-Funded Warrants and payment therefor and repayment, conversion, exercise, or repurchase thereof.

Section 1.3No Waiver; Modifications in Writing.

(a)Delay. No failure or delay on the part of any Party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.

(b)Amendments; Specific Waiver. Except as set forth in Section 6.3 or as otherwise provided in this Agreement, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or the Notes shall be effective unless signed by each of the Parties or each of the original signatories hereto, and in the case of the Notes each Holder thereof, affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement, or modification of or to any provision of this Agreement or any other Transaction Document, any waiver of any provision of this Agreement or any other Transaction Document and any consent to any departure by the Company from the terms of any provision of this Agreement or any other Transaction Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Party in any case shall entitle any Party to any other or further notice or demand in similar or other circumstances.

Section 1.4Binding Effect; Assignment.

(a)Binding Effect. This Agreement shall be binding upon the Company, each Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and as provided in Article VIII, and their respective successors and permitted assigns.

(b)Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 9.2 hereof, neither this Agreement nor any of the rights, interests, or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties.

Appendix A
Section 1.5Confidentiality and Non-Disclosure. Notwithstanding anything herein to the contrary, each Purchaser that has executed a confidentiality agreement in favor of the Company shall continue to be bound by such confidentiality agreement in accordance with its terms.

Section 1.6Communications. All notices and demands provided for under this Agreement and the Notes shall be in writing and shall be given by regular mail, registered or certified mail, return receipt requested, electronic mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)If to any Purchaser, at its address as it appears on its signature page hereto,

(b)If to the Company:

Flotek Industries, Inc. 8846 N. Sam Houston Parkway W., Houston, Texas 77064 Attention: Nicholas J. Bigney Email: NBigney@flotekind.com with a copy to:

Norton Rose Fulbright LLP 1301 McKinney, Suite 5100

Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne
Email: robert.morris@nortonrosefulbright.com; brandon.byrne@nortonrosefulbright.com or to such other address as the Company or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) upon actual receipt, if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; (iii) when receipt acknowledged, if sent via electronic mail; and (iv) upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 1.7Removal of Legend. The Company shall remove the legend described in Section 9.2(c) from the certificates evidencing the Common Stock issued pursuant to the Notes or the Pre-Funded Warrants at any time after the twelve-month anniversary of such Closing Date upon request of a Purchaser who is not an “affiliate” (as defined under Rule 144 of the Securities Act) of the Company at the time of such request or during the three months prior to such request. The Company shall cooperate with such Purchaser to effect removal of such legend and shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with (1) either a customary representation by the Purchaser that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Purchaser that such Purchaser has sold the shares of Common Stock represented thereby in accordance with the plan of distribution contained in the registration statement filed pursuant to the Registration Rights Agreement, and (B) the Company shall use its reasonable best efforts to cause its counsel to deliver to the Transfer Agent one or more opinion letters to the effect that the removal of such legends in such circumstances may be effected under the Securities Act.

Section 1.8Entire Agreement. The Transaction Documents, including all exhibits and schedules thereto, are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company or a Purchaser set forth

Appendix A
herein or therein. The Transaction Documents supersede all prior agreements and understandings between the Parties with respect to such subject matter (other than nondisclosure and confidentiality agreements between the Company and the Purchasers).

Section 1.9Governing Law and Venue; Waiver of Jury Trial; Waiver of Certain Damages.

(a)THIS AGREEMENT, THE NOTES AND ALL DISPUTES BETWEEN THE PARTIES UNDER OR RELATING TO THIS AGREEMENT, THE NOTES, THE PRE-FUNDED WARRANTS, OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION AND DELIVERY, WHETHER IN CONTRACT, TORT OR OTHERWISE, WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(b)ANY ACTION, SUIT OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES, THE PRE-FUNDED WARRANTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL ONLY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH ACTION, SUIT, OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH, ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH ACTION, SUIT, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; PROVIDED, HOWEVER, THAT ANY ACTION, SUIT, OR PROCEEDING, SEEKING TO ENFORCE A FINAL JUDGMENT RENDERED IN SUCH COURT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION. PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT. WITHOUT LIMITING THE FOREGOING, SERVICE OF PROCESS ON SUCH PARTY AS PROVIDED IN SECTION 10.6 SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS ON SUCH PARTY.

(c)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR PRE-FUNDED WARRANTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE PRE-FUNDED WARRANTS, OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS, AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

Appendix A
NOT, IN THE EVENT OF ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 10.9. IN THE EVENT OF LITIGATION THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 1.10Execution in Counterparts. This Agreement may be executed in any number of counterparts (including by .pdf or other electronic transmission) and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute the same Agreement.

Section 1.11Obligations Limited to Parties to Agreement. Each of the Parties covenants, agrees, and acknowledges that no Person other than the Purchasers (and their permitted assignees) and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership, or limited liability company, no recourse under the Transaction Documents or under any documents or instruments delivered in connection therewith shall be had against any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Purchasers or the Company or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Purchasers or the Company or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers and the Company under the Transaction Documents or any documents or instruments delivered in connection therewith or for any claim based on, in respect of, or by reason of such obligation or its creation.

Section 1.12Remedies. The Parties agree that money damages or another remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation, or default or threatened breach, violation, or default and to any other equitable relief including, without limitation, specific performance, without bond or other security being required.

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

COMPANY:

FLOTEK INDUSTRIES, INC.

By: /s/ Nicholas J. Bigney
Name: Nicholas J. Bigney
Title: Senior Vice President, General Counsel & Chief Compliance Officer

Appendix A

Flotek Industries Inc. - Note Purchase Agreement (2022) (with conformed signatures).doc [Signature Page to Note Purchase Agreement]

PURCHASER:

ProFrac Holdings, LLC

By: /s/ Matthew Wilks
Name: Matthew Wilks
Title: President and Chief Financial Officer

Address: 333 Shops Blvd, Suite 301 Willow Park, TX 75022

Attention: Rob Willette Email: robert.willette@profrac.com

With a copy to: Brown Rudnick LLP One Financial Center Boston, MA 02111 Attention: Andreas Andromalos

Email: AAndromalos@brownrudnick.com

PURCHASER:

Flotek Industries Inc. - Note Purchase Agreement (2022) (with conformed signatures).doc [Signature Page to Note Purchase Agreement]

Burlington Ventures Ltd.

By: /s/ Jason C. Callender
Name: Jason C. Callender
Title: Director

Address: 303 Shirley Street Box-N492 Nassau, The Bahamas

Attention: James B. Avery

Email: javery@tavistock.com

PURCHASER:
D3 Family Fund, LP
By: /s/ David Nierenberg
Name: David Nierenberg
Title: President of the GP

Appendix A

Flotek Industries Inc. - Note Purchase Agreement (2022) (with conformed signatures).doc [Signature Page to Note Purchase Agreement]

D3 Family Bulldog Fund, LP
By: /s/ David Nierenberg
Name: David Nierenberg
Title: President of the GP

Haredale Limited
By: /s/ David Nierenberg
Name: David Nierenberg
Title: Investment Manager

Address: 19605 NE 8th Street Camas, WA 98607

Attention: David Nierenberg

Email: david@d3familyfund.com

with a copy to: Christopher P. Davis Kleinberg, Kaplan, Wolff & Cohen, P.C. 500 Fifth Avenue, New York, NY 10110

Attention: Christopher Davis Email: cdavid@kkwc.com

PURCHASER:

Trustee of the Eric B. Swergold and Dawn Dobras Trust dated 2000

By: /s/ Eric B. Swergold Eric B. Swergold, Trustee

Address: Firestorm Capital LLC 507 Miller Ave Mill Valley, CA 94941

Attention:

Email: eric@firestormcap.com

with a copy to: BTIG

Attention: Allan Lazaro

Email: Alazaro@BTIG.com

Appendix A

PURCHASER:

North Sound Trading, LP.

By: /s/ Brian Miller
Name: Brian Miller
Title: President of the General Partner

Address: 115 East Putnam Avenue Floor 2 Greenwich, CT 06830
Flotek Industries Inc. - Note Purchase Agreement (2022) (with conformed signatures).doc [Signature Page to Note Purchase Agreement]

Attention: North Sound Management

Email: nsamanagers@northsoundmgt.com

with a copy to:

Attention: Email:

Flotek Industries Inc. - Note Purchase Agreement (2022) (with conformed signatures).doc [Signature Page to Note Purchase Agreement]

Appendix A
APPENDIX A-3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***]

CHEMICAL PRODUCTS SUPPLY AGREEMENT

This Chemical Products Supply Agreement (the “Agreement”) is made and entered this 2nd day of February 2022 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Purchaser requires chemical products for use in Purchaser’s hydraulic fracturing operations;

WHEREAS, Supplier is in the business of selling such chemical products and is able to provide such chemical products to Purchaser; and

WHEREAS, Purchaser desires to purchase from Supplier, and Supplier desires to sell to Purchaser, Purchaser’s requirements for the chemical products set forth on Exhibit “A” attached hereto (individually, the “Product” and collectively, the “Products”) under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.Term. This Agreement shall commence on the Effective Date and shall continue in effect for a period of three (3) years from the Supply Start Date (as defined below) (the “Term”), unless sooner terminated pursuant to the termination provisions in this Agreement. This Agreement may be extended beyond the Term upon mutual written agreement of the Parties.

2.Purchase and Sale; Purchase Orders; Shortfalls.

(a)Minimum Purchase Obligation. Beginning on April 1, 2022 (the “Supply Start Date”) Supplier shall supply and Purchaser shall purchase and take (for itself and/or by or on behalf of its subsidiaries) from Supplier thirty-three percent (33%) of Purchaser’s and its subsidiary’s requirements for the Products during the Term (the “Minimum Purchase Obligation”), subject to the adjustments provided in this Agreement. Supplier shall be under no obligation to supply or sell Product above the Minimum Purchase Obligation, provided that if Supplier accepts a Purchase Order (hereafter defined) for Product above the Minimum Purchase Obligation, the terms of this Agreement shall apply and control such order.

(b)Minimum Baseline. The Minimum Purchase Obligation is subject to the lower limit provided in this Section 2(b). Purchaser will calculate the quantity (“Baseline Quantity”) of Purchaser’s and its subsidiary’s total requirement of Product based on the first ten (10) fleets deployed during the Term. The Minimum Purchase Obligation shall be deemed to equal the higher of (i) thirty-three percent (33%) of Purchaser’s and its subsidiary’s actual requirements for Product aggregated over the Term or (ii) the Baseline Quantity.

(c)Purchase Orders. Purchaser will purchase Product from Supplier by submitting written purchase orders by email or hard copy to Supplier (“Purchase Order”). Purchaser will specify in

Appendix A
each Purchase Order the (i) requested volume for each item of Product and (ii) the delivery schedule. Supplier shall timely deliver to Purchaser the Products described on each Purchase Order in accordance with the applicable delivery schedule. Supplier’s delivery of the Product shall constitute acceptance by Supplier of a Purchase Order and all its terms and conditions that are not otherwise superseded by this Agreement. This Agreement shall govern all Purchase Orders, invoices, or other documents between the Parties, and supersedes all other written or oral proposals or agreements.

(d)Non-Binding Forecasts. Purchaser will provide by email to Supplier once per month a written forecast of its requirements of Products (“Estimate”) for the upcoming three months by the 15th day of the preceding month. Within five (5) business days of the sending of such Estimate, Supplier shall respond by email to Purchaser to confirm that Supplier will be able to supply such Estimate in full or in part. Estimates are for informational purposes only and do not create any binding obligations on behalf of either Party.

(e)Order Shortfall. In the event that Purchaser fails to purchase at least the Minimum Purchase Obligation in any calendar year of the Term (as and to the extent it may be extended), Purchaser shall pay to Supplier as liquidated damages (“Order Shortfall Payment”) an amount equal to twenty-five percent (25%) of the difference between (i) the aggregate Purchase Price (hereafter defined) of the quantity of Products comprising the Minimum Purchase Obligation during such calendar year (as and to the extent it may be adjusted hereunder) calculated based on the average unit Purchase Price in effect during such calendar year, and (ii) the aggregate Purchase Price of the actual purchases of Product during the such calendar year calculated based on actual unit purchase Price for such purchases (the “Order Shortfall”). Supplier shall invoice Purchaser for the Order Shortfall. The Order Shortfall Payment, if any, will be payable within 30 days after the end of such calendar year. Supplier agrees that the Order Shortfall Payments are Purchaser’s sole liability and Supplier’s sole and exclusive remedy in the event that Purchaser fails to purchase any or all of the Minimum Purchase Obligation as provided in this Agreement. Notwithstanding the foregoing, if Supplier is in breach of any provision in this Agreement and/or if this Agreement is terminated by either Party pursuant to its rights hereunder, the Order Shortfall Payment shall not be due and Purchaser shall have no payment or other obligation with respect to any Order Shortfall after such date of termination.

(f)Supply Shortfall. Provided that Purchaser orders at least the Minimum Purchase Obligation during the Term, in the event that Supplier fails to supply any or all of the Product ordered by Purchaser, such quantity of Product ordered by Purchaser but that Supplier fails to supply shall be deducted from the Minimum Purchase Obligation.

3.Non-Conforming Product; Rejection. Supplier warrants that Products shall conform strictly to the specifications contained in the applicable Purchase Order and to all criteria of Purchaser communicated to Supplier (the “Specifications”). Purchaser may reject any or all Products not meeting the Specifications (“Non-Conforming Product”). Purchaser shall inspect Products and notify Supplier of any Non-Conforming Products within 14 days of delivery of the Products. If no such notification is made with such 14-day time period, the Products will be deemed accepted, but without prejudice to Purchaser’s remedies herein in the case of hidden or latent defects. Purchaser may elect to have Supplier replace the Non-Confirming Product at Supplier’s sole expense, or, to the extent Purchaser has already paid for the Non-Conforming Product, reimburse Purchaser. If Purchaser elects replacement, Supplier shall (a) provide replacement Product at the facility designated by Purchaser for delivery (“Designated Facility”) by such date as Purchaser determines and at no additional charge to Purchaser, and (b) reimburse Purchaser for any reasonable and documented transport and disposal cost associated with any Non-Conforming Product. To the extent Purchaser rejects Products as non-conforming, defective, or otherwise, and elects not to have the Products replaced, the Minimum Purchase Obligation will be automatically reduced by the quantity of Non-Conforming Product, unless the parties

Appendix A
otherwise agree. Neither payment for nor acceptance of delivery of any Products shall (a) constitute an acceptance thereof, (b) limit or impair Purchaser’s right to assert any legal or equitable remedy, or (c) relieve Supplier’s responsibility for any defects, latent or otherwise. Rejected Products may be held by Purchaser for disposition in accordance with Supplier’s instructions at Supplier’s risk. Furthermore, Supplier shall be solely responsible for any recall, replacement or repair of any Product, whether voluntarily initiated or ordered by any governmental authority or court.

4.Remedies.

(a)Each of Purchaser’s rights and remedies herein shall be cumulative and in addition to any other or further rights or remedies provided or available at law, in equity, in contract, or otherwise. In the event this Agreement or any Purchase Order is not complied with by Supplier in any material respect, Purchaser, at its option and at Supplier’s expense, may exercise any one or more of the following: (i) require prompt replacement of the Products; (ii) recover all loss, damage and expense resulting from such failure by set-off or otherwise; (iii) return excess of early deliveries to Supplier; (iv) withhold payment for the applicable Products or Purchase Order, as applicable, until Supplier has fully complied with this Agreement and/or the Purchase Order, to Purchaser’s satisfaction; or (v) require delivery by any reasonable means. Supplier shall pay or otherwise be liable for any transportation, labor and/or other expense incurred in connection with the foregoing, including Purchaser’s attorneys’ fees, costs and other charges incurred in connection therewith.

(b)The Parties agree that certain hidden or latent defects in material and/or workmanship of a Product may exist at the time such Product is accepted which may cause failure or malfunction, but which is not discoverable through reasonable inspection. As such, Supplier may recover any damages arising out of the latent defect, including damage to property and injury to personnel. Remedies for latent defects shall survive any warranty period.

(c)Notwithstanding anything herein to the contrary, Supplier’s maximum liability under any Purchase Order pursuant to this Section 4 shall be limited to an amount equal to two times the total cost of the Products under such Purchase Order.

5.Assignment and Subcontracting. Supplier shall not assign or subcontract (in whole or in part) this Agreement or any Purchase Order without Purchaser’s prior written consent.
6.Independent Contractor. Supplier shall be an independent contractor with respect to the provision of all Products, and neither Supplier nor anyone employed by Supplier shall be deemed for any purpose to be the employee, agent, servant, or representative of Purchaser. Purchaser shall have no direction or control over Supplier or its employees and agents except in the results to be obtained. If any work required under this Agreement is to be performed on Purchaser’s premises or on the premises of a Purchaser jobsite, Supplier agrees that all persons performing such work shall be deemed Supplier’s employees or independent contractors, and not agents of Purchaser, and Supplier shall be solely responsible for such work and shall release and indemnify Purchaser from and against all Losses arising in connection therewith.

7.Delivery. All of the Product supplied by Supplier hereunder shall be delivered to Purchaser DAP (Incoterms 2010) at Designated Facility or as otherwise specified on a Purchase Order. Supplier shall delivery Products at the Designated Facility, in accordance with Purchaser’s written instructions provided in the applicable Purchase Order. The Products must be delivered in a single delivery and not in lots or installments, unless otherwise specified on a Purchase Order. Separate packing slips must be included in each shipment showing order number, quantity, part number (if applicable), and description of Products therein. Time is of the essence in this Agreement. No shipments may be made prior to the applicable specified delivery date

Appendix A
unless Supplier is otherwise notified by Purchaser in writing or by verbal notice confirmed in writing. Purchaser reserves the right to withhold payment of invoices for materials shipped ahead of schedule without Purchaser’s prior express written approval. If delivery of Products or provision of Services is not completed at the time promised, Purchaser reserves the right, without liability, in addition to its other rights and remedies, to approve a revised shipment date; revise or terminate the Purchase Order; and/or purchase substitute items or services elsewhere.

8.Title; Risk of Loss. Title and risk of loss or damage to any and all of the Products shall pass to Purchaser when Purchaser accepts the Products, which shall be indicated by written signature of an authorized representative of Purchaser on the appropriate invoice, receipt or otherwise acceptable method in the ordinary course of business. PURCHASER’S RECEIPT (WHETHER OR NOT ACKNOWLEDGED IN WRITING) OF DELIVERY OF PRODUCTS IS NOT AN ACCEPTANCE THEREOF BY PURCHASER.

9.No Claims of Indebtedness. Supplier shall pay all claims for labor, materials, services and supplies in connection with Supplier’s performance hereunder, and shall allow no lien, encumbrance, claim, or charge to be fixed upon the property of Purchaser or upon the property of any of Purchaser’s customers. Supplier agrees to indemnify, protect, defend and hold harmless Purchaser Group from and against all such claims or indebtedness. Purchaser may pay any such claim or indebtedness out of any amount due or that becomes due to Supplier hereunder.

10.Intellectual Property; License.

(a)To the fullest extent permitted by Applicable Law (defined below), SUPPLIER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS PURCHASER GROUP FROM AND AGAINST ANY AND ALL LOSSES (DEFINED BELOW) INVOLVING ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY IN CONNECTION WITH THE MANUFACTURE, USE, OR DISPOSITION OF ANY PRODUCT, ARTICLE, MATERIAL, OR SERVICE SUPPLIED BY SUPPLIER, EXCEPT TO THE EXTENT THAT SUCH PRODUCT, ARTICLE, MATERIAL OR SERVICE IS MODIFIED BY PURCHASER OTHER THAN AS DIRECTED BY PURCHASER. Purchaser shall notify Supplier of any such Losses with reasonable promptness.

(b) Nothing herein shall grant, convey, or assign to Supplier or any of Supplier Group (defined below), or to anyone else, any right, title, interest, or license in or to any intellectual property rights in or to the Confidential Information or other intellectual property of Purchaser existing on the date hereof, including any revisions, improvements, or modifications thereof, all of which are expressly reserved by Purchaser (the “Purchaser Intellectual Property”). Nothing herein shall grant, convey, or assign to Purchaser or any of Purchaser Group (defined below), or to anyone else, any right, title, interest, or license in or to any intellectual property rights in or to the Confidential Information or other intellectual property of Purchaser existing on the date hereof, including any revisions, improvements, or modifications thereof, all of which are expressly reserved by Purchaser, except to the extent inventions or work product are designated “work made for hire” in the Purchase Order (the “Supplier Intellectual Property”). Supplier agrees to provide all reasonable assistance to Purchaser if Purchaser wishes to file appropriate documents for the perfection of Purchaser’s interests in any such “work made for hire.” To the extent that intellectual property is developed jointly between the Parties hereunder and not designated as “work made for hire,” ownership of such intellectual property shall be (i) with Purchaser, to the extent such new intellectual property is based on or derivative of Purchaser Intellectual Property, (ii) with Supplier, to the extent such new intellectual property is based on or derivative of Supplier Intellectual Property, and (iii) with both Parties jointly, to the extent such new intellectual property that neither (i) or (ii) apply.

Appendix A
(c) Supplier hereby grants to Purchaser a worldwide, irrevocable, perpetual, royalty-free, fully-paid license (with right to sublicense) to sell, modify or use the Products for the purposes of using the Products as contemplated under this Agreement, without further consideration. The obligations under this section shall survive the termination of this Agreement.

11.Price.

(a)Purchase Price. The prices Purchaser shall pay for each of the respective Products supplied hereunder shall be as specified in Exhibit “A,” as it may be modified from time to time by the agreement of the Parties and in accordance with Section 11(b) (“Purchase Price” or “Price”). The Parties agree that the Prices in Exhibit A may be modified once per calendar quarter by Supplier, but subject at all times to the provisions of Section 11(b) below. No increase in the Price is effective, whether due to increased material, labor, transportation costs, or otherwise, without the prior written consent of Purchaser.

(b)Price Requirements. Supplier warrants that the overall price discount for the Products sold to Purchaser in any calendar quarter shall not be less favorable than those extended to any other buyer for the same or like Products in such calendar quarter. In the event Supplier grants a greater overall discount for the Products to any other buyer during any calendar quarter during the Term, Supplier shall grant the same or greater discount to Purchaser accordingly, effective immediately. Supplier shall, without any action required by Purchaser, issue a refund to Purchaser for the amount paid by Purchaser in excess of the amount that should have been charged to Purchaser pursuant to this Section. If Supplier fails to meet the greater discount, Buyer, at its option, may terminate this Agreement without liability. At the conclusion of each calendar year during the Term, Supplier shall certify in writing that Supplier has complied with its obligations in this Section 11(b).

12.Invoicing and Payment.

Supplier shall submit invoices to Purchaser for the Product sold and delivered hereunder. Invoices must be accurately prepared and may be returned for missing or inaccurate data. Purchaser shall pay the undisputed portion of each invoice within 45 days after the later of Purchasers receipt of the Products and receipt of such invoice. In the event Purchaser disputes any item in an invoice, Purchaser shall notify Supplier of the item under dispute. Purchaser may withhold payment of such item until settlement of the dispute. Purchaser shall have the right to deduct from any payments otherwise owing to Supplier hereunder any amounts Supplier owes Purchaser. Payments of invoices will not constitute acceptance of the Products and will be subject to adjustment for shortages, defects, or other failure of Supplier to meet the requirements of this Agreement. Purchaser shall have no obligation to pay any initial invoice submitted more than ninety (90) days after delivery of the Product subject of the applicable Purchase Order. Purchaser will make payment by wire transfer, automated clearing house (ACH), or such other method determined by Purchaser.

13.Warranties.

(a)Supplier’s Warranties. Supplier warrants that all of the Products, free of defects in material and workmanship and shall conform strictly to the Specifications. At the time of delivery, Supplier warrants that it has good and marketable title to the Products and that the Products are free and clear of all liens, security interests, claims, charges, restrictions, or other encumbrances or claims of any third party. The Products shall be new and unused (unless otherwise specified). Supplier warrants that it has the right to use any and all patents and/or trade secrets related to the Products. Supplier will pass through to Purchaser all manufacturer-supplied end-user warranties on all Products, as applicable.

Appendix A
(b)General. These warranties shall survive Purchaser’s inspection for a period of twelve (12) months following delivery to Purchaser of the applicable Product and shall run to Purchaser and to any of Purchaser’s customers or users of the Products. Supplier shall maintain information to support compliance of the Products with the warranties and other requirements of the applicable purchase order. No statements (oral or written) or any term in any document or instrument of Supplier that purports to disclaim any of the foregoing warranties, or that purports to disclaim liability for Supplier’s negligence, strict liability, or other fault, shall be effective against Purchaser, notwithstanding anything to the contrary in such statements, documents, or instruments. Should Purchaser incorporate the Products into a product that is in turn sold by Purchaser, Purchaser may irrevocably assign, transfer, and convey all warranties related to the Products directly to Purchaser’s customers as if such warranties passed through Purchaser directly to its customers. This Section 13 shall survive the termination and/or expiration of this Agreement.

14.Confidentiality. Each Party warrants to the other that it has the right and authority to disclose its confidential information and that it is under no obligation of confidence to any third party with respect thereto. Neither Party makes any other warranties with respect to the confidential information, which is disclosed “AS IS”. Each Party acknowledges that any information disclosed to, or obtained by, it as a result of performance hereunder shall be deemed confidential and proprietary information (including this Agreement and its terms). Each Party shall treat as secret and confidential, and shall not disclose, distribute, publish, reproduce, sell, lend, or otherwise make use of (except for the purpose of performance hereunder), or permit use to be made of, such information without the other Party’s written consent. Supplier shall not advertise or publish the fact that Purchaser has contracted with Supplier, nor use Purchaser’s name in any advertisement, publication, brochure, or website, except as may be required by law or the rule of a stock exchange, or otherwise mutually agreed between the parties. The foregoing shall not apply to information that (i) can be shown to have been previously known to the disclosing Party at the time of disclosure, (ii) is independently developed without breach of this Agreement, (iii) is lawfully obtained from a third party without restriction on use or disclosure, or (iv) is or becomes part of the public domain through no fault of the disclosing Party. Each Party shall use the same degree of care to avoid unauthorized disclosure of the other Party’s information it employs with respect to its own confidential/proprietary information of like quality and nature, but employing no less than a reasonable standard of care. Each Party acknowledges that the disclosure made by the other Party does not grant any right to such information, other than the limited right to use it in the course of performance hereunder.

15.Indemnity.

EACH PARTY SHALL DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY AND ITS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, AFFILIATES, CO-LESSEES, CO-VENTURERS, JOINT-INTEREST OWNERS, CUSTOMERS, AND CONTRACTORS, AND EACH OF THEIR RESPECTIVE OWNERS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, PARTNERS, SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, INVITEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, “PURCHASER GROUP” AS PERTAINING TO PURCHASER, AND “SUPPLIER GROUP” AS PERTAINING TO SUPPLIER) HARMLESS AGAINST ANY CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, PROCEEDINGS, ORDERS, AWARDS, DAMAGES, LOSSES, FINES, PENALTIES, COSTS, EXPENSES, AND LIABILITIES, INCLUDING LITIGATION COSTS AND REASONABLE ATTORNEY’S FEES (COLLECTIVELY, “LOSSES”), DUE TO DEATH, ILLNESS OR INJURY, OR PROPERTY LOSS OR DAMAGE, ONLY TO THE EXTENT CAUSED BY (I) THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF SUCH PARTY OR ANY OF ITS EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, INVITEES, OR SUBCONTRACTORS UNDER THIS AGREEMENT OR ANY PURCHASE ORDER ACCEPTED BY SUPPLIER, OR (II) SUCH PARTY’S BREACH OF

Appendix A
ITS OBLIGATIONS, WARRANTIES, OR REPRESENTATIONS IN THIS AGREEMENT. THIS SECTION 15 SHALL SURVIVE TERMINATION AND/OR EXPIRATION OF THIS AGREEMENT.

16.Insurance.

(a)Before commencing any work and at all times during the course of this Agreement Supplier shall maintain the following policies of insurance, in the identified minimum amounts and on an occurrence basis, and provide Purchaser with certificates of insurance, reasonably satisfactory to Purchaser’s Group establishing that (1) the identified insurance is in full force and effect; (2) Purchaser Group is named as an additional insured on all policies for ongoing and completed operations (except Worker’s Compensation) on a primary and non-contributory basis, to the extent of Supplier’s liability assumed hereunder; (3) Supplier’s insurers have waived their right of subrogation (equitable or by assignment, express or implied, loan receipt or otherwise) against Purchaser Group, to the extent of Supplier’s liability assumed hereunder; and (4) Certificate Holder to be identified as ProFrac Services, LLC and Purchaser Group per contract:

General Liability (Bodily Injury & Property Damage)	$1,000,000 OCC ($2,000,000 General Aggregate and $2,000,000 products/completed operations)
Sudden & Accidental Pollution Liability	$1,000,000 OCC
Automobile Liability (Bodily Injury & Property Damage) (Including Any, All Owned, Hired and Non-Owned Comprehensive and Collision Coverage)	$1,000,000 (Including MCS-90 and CA9948 endorsements, or acceptable substitutes.
Umbrella or Excess Liability (follow form in excess of the primary policy[ies] listed above)	$10,000,000 OCC
Worker’s Compensation	Statutory (Including alternate employer or borrowed servant endorsement)
Employer’s Liability	$1,000,000.00
Cargo Legal Liability (as applicable)	$100,000.00

Supplier may only cancel or materially change such insurance with 30 days prior written notice to Purchaser.

(b)Insurance Provisions for Texas Only.
Texas Oilfield Anti-Indemnity Act. For any Work to which Chapter 127 of the Texas Civil Practice and Remedies Code, as the same may be amended from time to time, is applicable, the Parties shall each support their respective mutual indemnity obligations by furnishing liability insurance coverage (or qualified self-insurance) of the types set forth above, obtained by each of the Parties for the benefit of the other Party and its respective Group. The Parties shall each support their respective unilateral indemnity obligations by furnishing liability insurance

Appendix A
coverage (or qualified self-insurance) of the types set forth above, obtained by each of the Parties for the benefit of the other Party and its respective Group. Each Party agrees that the maximum amount of such supporting insurance shall be the lower of the maximum amount carried by either Party. To the extent that the foregoing provisions do not meet the criteria for either a mutual or unilateral indemnity obligation under Chapter 127 of the Texas Civil Practice and Remedies Code, then the same shall be deemed modified to the extent necessary to so comply.

(c)Insurance Provisions for Louisiana Only.

Louisiana Oilfield Anti-Indemnity Act. For any Work to which the Louisiana Oilfield Anti-Indemnity Act, La. R.S. 9:2780 as the same may be amended from time to time is applicable, Purchaser may on behalf of the Purchaser Group, pay the actual cost of any premium due for the extension of Supplier’s insurance, as required in this Agreement (Section 16. Insurance) including but not limited to, contractual liability coverage and, where applicable, umbrella coverage, to cover the Purchaser Group (as additional insureds, waiver of subrogation, and primary status) to the extent of the liabilities assumed by Supplier in this Agreement and any Work Order. Purchaser shall pay Supplier’s insurer or agent directly for any additional premium, and such amount shall be independent of the consideration paid or to be paid by Purchaser for the services provided by Supplier under this Agreement or any Work Order. Supplier is obligated to provide timely notice of any additional premium for such coverage to Purchaser, including any renewal or replacement thereof, and to supply satisfactory documentation of such premium from Supplier’s insurer. Supplier represents and covenants that it has communicated with its insurer(s) regarding this obligation.

Notwithstanding the general notice provisions of Section 22.8, all invoices and notices regarding such coverage shall be sent to Purchaser’s insurance contact.

If Supplier does not notify Purchaser of any additional premium charged for such coverage, it shall be conclusively presumed that there is no additional premium for such coverage.

It is expressly acknowledged and agreed to by the Parties that the provisions of this Section 16 c) are intended to comply with Marcel v. Placid Oil Co., 11 F.3rd 563 (5th Cir. 1994), and the provisions herein shall be interpreted in such a manner as to comply therewith.

Purchaser as Louisiana Statutory Employer. Notwithstanding any provision in this Agreement to the contrary, in all cases where Supplier’s employees (including, without limitation, direct, borrowed, special, or statutory employees) are covered by the Louisiana Workers’ Compensation Act, the Parties acknowledge and agree that all Work performed by Supplier and its employees pursuant to the Agreement is an integral part of, and is essential to, the ability of Purchaser to generate Purchaser’s goods, products, or services. Without limiting the foregoing, Purchaser and Supplier agree that Supplier is, and shall be deemed, a statutory employer of Supplier’s employees for purposes of La. R.S. 23:1061, as the same may be amended from time to time. Irrespective of Purchaser’s status as the statutory employer or special employer (as defined in La. R.S. 23:1031[c]) of Supplier’s employees, Supplier agrees to remain primarily responsible for the payment of Louisiana Workers’ Compensation benefits to its employees and shall not be entitled to seek contribution for any such payments from Purchaser. Further, Supplier agrees to defend, indemnify, and hold harmless Purchaser from any and all claims for compensation benefits by Supplier’s employees against Purchaser and hereby waives any right of Supplier or of Supplier’s insurers to seek reimbursement of any compensation benefits owed or paid.

17.Compliance with Policies; Laws; Permits. In the event that Supplier enters onto Purchaser’s premises or a Purchaser jobsite, Supplier shall abide by all of Purchaser’s (or of Purchaser’s customer, as applicable) safety policies and policies prohibiting the use, possession, transportation, promotion or sale of alcohol, illegal drugs, contraband, or weapons on its

Appendix A
premises, work sites, or its vehicles or equipment, and Supplier’s personnel may be required to undergo drug and/or alcohol testing (including the submission of urine and/or blood or hair samples) and searches of their persons and/or vehicles, to the extent legally permissible. Supplier shall comply with all applicable federal, state, local and foreign laws, regulations, rulings and executive orders, and any amendments thereof, and industry standards (collectively, “Applicable Law”), including: (a) the Wage Hour Act (40 U.S.C. § 324-326); (b) the Fair Labor Standards Act (29 U.S.C. § 201-219); (c) The Federal Occupational Safety and Health Act (Pub. L. 91-596); (d) Equal Employment Opportunity (Executive Order 11246, as amended by Executive Order 11375, and the rules, regulations, and relevant orders of the Secretary of Labor); (e) the Vietnam Era Veterans Readjustment Act of 1974 (Pub. L. 93-508 as it amends 38 U.S.C. § 2012); (f) the Rehabilitation Act of 1973, as amended (Pub. L. 93-112); (g) statutes, regulations and rules promulgated by the Environmental Protection Agency, the Department of the Interior, and any and all state agencies equivalent thereto; (h) the Immigration Reform and Control Act of 1986; (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended; and (j) all relevant export laws, rules, orders and regulations of the United States, including International Traffic in Arms Regulations, Export Administration Regulations, Toxic Substance Control Act, Foreign Trade Regulations, and Office of Foreign Assets Control, as applicable. Supplier also agrees to be governed by the laws of the country or territory in which the deliverables are provided pursuant to this Agreement, if other than in the United States or its territories. Unless a written waiver is obtained from Purchaser prior to the provision of any Products or Services, Supplier shall obtain and maintain at all times during the term of this Agreement, at its sole cost and expense, all necessary permits, licenses and inspection clearances, and other authorizations, that Supplier is required by Applicable Law to possess to enable its lawful operation and supply of Products. When requested, Supplier shall provide Purchaser with certificates evidencing compliance with Applicable Laws. Supplier agrees to release, defend, indemnify, and hold harmless Purchaser Group against any Losses that arise from Supplier’s breach of this section.

18.Non-Disparagement. (a) Subject to Supplier’s obligation to provide truthful and accurate information in legal proceedings, Supplier shall not make any disparaging remarks or statements, verbally or in writing, including via any social networking outlet or to the news media, about Purchaser or any of its directors, officers, or employees or any of its policies, products, equipment, services or procedures (past, present or future). (b) Supplier acknowledges and agrees that Purchaser would be damaged irreparably by any breach or threatened breach of the provisions of Sections 14 and/or 18, and that money damages would be an inadequate remedy for any such breach or threatened breach. Accordingly, Purchaser shall be entitled to injunctive relief (without posting any bond and without proof of actual damages) to prevent such breaches or threatened breaches, or to compel the specific performance of, Sections 14 and/or 18.

19.Hazard Information. When applicable, Supplier will provide Purchaser with copies of appropriate MATERIAL SAFETY DATA SHEETS (“MSDS”) and/or SAFETY DATA SHEETS (“SDS”), as applicable, with Supplier’s initial shipment to Purchaser, with the first shipment after an MSDS is updated for any reason (including a change in processes or material of the Product) and at any other time as may be requested by Purchaser. If the Products subject to this Agreement do not require an MSDS, Supplier shall provide Purchaser with a statement to that effect. Supplier shall be in breach of this Agreement for any improper or mislabeled MSDS’s and/or SDS’s.

20.Applicable Law, Jurisdiction, Venue and Dispute Resolution. This Agreement shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties (a “Controversy”). In the event of a Controversy, the Parties agree that they will not resort to litigation until a collaborative process has been tried and failed.

Appendix A
Each Party shall first engage in a face-to-face consultation between a manager or executive with the authority to settle the Controversy and who is at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either Party must give the other Party written notice of any Controversy not resolved in the normal course of business. Within ten (10) days of delivery of the notice, the receiving Party shall submit to the other a written response. The notice and the response shall include a statement of each Party’s position, a summary of arguments supporting that position, the name and title of the manager or executive who will represent that Party, and any other person who will accompany that person to a meeting between the Parties. Within thirty (30) days after delivery of the disputing Party’s notice, the designated representative of both Parties shall meet at a mutually acceptable time and place and, thereafter, as often as they deem reasonably necessary, to attempt to resolve the dispute. All negotiations pursuant to this section are confidential and shall be treated as compromise and settlement negotiations.

If the Controversy is not entirely resolved in this collaborative process, within thirty (30) days after reaching an impasse, the Parties shall then submit the Controversy before a court in Tarrant County, Texas. Notwithstanding the foregoing, either Party may seek injunctive relief to prevent irreparable harm in any court of competent jurisdiction without first submitting such action to the collaborative process.

21.Waiver of Jury Trial. Neither Party to this Agreement shall seek a jury trial in any lawsuit with respect to any claim in any proceeding or other adjudication procedure based upon, or arising out, of this Agreement, any Purchase Order, or any related agreement or instrument. No Party and no assignee, successor, or personal representative of a Party shall request or fail to oppose consolidation of any such action, in which a jury trial has been waived, with any other action or proceeding, in which a jury trial cannot be, or has not been waived. The Parties have fully discussed this provision and agree that it shall not be subject to any exceptions. No Party has in any way agreed with, or represented to, any other Party that this provision shall not be fully enforced in all instances.

22.Force Majeure.

(a)“Force Majeure” shall mean an Act of God, war (declared or undeclared), insurrection, revolution, rebellion, civil strife, piracy, civil war or hostile action, terrorist acts, riots, acts of public enemies, governmental/regulatory actions, government moratorium issued by a state or federal government or any other cause that is beyond the reasonable control of the Party claiming Force Majeure. However, unavailability of parts or components, or lack or failure of transportation facilities, shall not constitute Force Majeure events, except to the extent that such events affect the oil and gas industry as a whole and not a Party individually.

(b)If either Party is rendered unable, in whole or in part, by reason of Force Majeure, to carry out its obligations (other than the payment of money) hereunder, the Party claiming Force Majeure shall give the other Party prompt notice of same as provided in this Section 22, and the obligations of the Parties, insofar as they are affected by the Force Majeure event, shall be suspended during, but no longer than, the continuance of the Force Majeure event. The Party claiming Force Majeure shall use reasonable diligence to remedy the Force Majeure event as quickly as possible; provided, however, that the foregoing shall not require a Party to settle labor disputes contrary to its wishes. Within forty-eight (48) hours after the commencement of the Force Majeure event, the Party claiming Force Majeure shall notify the other Party in writing of the occurrence of the event, the date of its commencement, the effects of the event on its ability to perform under this Agreement and/or affected Purchase Order, the anticipated duration of the event, and the efforts being made or proposed by that Party to remove or avoid such event.

Appendix A
(c)Purchaser shall be free to purchase goods from third parties during any Force Majeure event or circumstance which impairs Supplier’s ability to supply the Products under this Agreement. After the Force Majeure event or circumstance is concluded, (i) Purchaser may, at its option, require Supplier to supply Products to make up any deficiency in the quantities of the Products procured by Purchaser during said Force Majeure event or circumstance and (ii) the Minimum Purchase Obligation shall be adjusted for any deficiency in the quantities of the Product procured by Purchaser from third-party suppliers during the Force Majeure.

23.Non-Circumvention. As consideration for Purchaser to enter into this Agreement, and in further consideration of any Confidential Information received by Supplier pertaining to Purchaser’s customers (each a “Customer Party”) including the identity thereof, the Parties agree that during the Term of the Agreement, Supplier shall not, directly or indirectly, except in collaboration with or with the express written consent of Purchaser, interfere with Purchaser’s contractual relations (“Interfering Activities”) with a Customer Party. Interfering Activities include (each for the purpose, or having the effect, of circumventing or undermining the intent, purpose, or basis of this Agreement): (i) entering into any transaction with a Customer Party to provide all or a portion of the products of the nature of the Products subject of this Agreement that Purchaser provides to the Customer Party pursuant to an agreement with such Customer Party, or which otherwise could have the effect of preventing (a) Purchaser from receiving the full benefit of the transaction(s) for which it has contracted with the Customer Party or (b) Purchaser from meeting the Minimum Purchase Obligation under this Agreement; (ii) soliciting or inducing any Customer Party to enter into any such transaction; or (iii) inducing, soliciting, or otherwise encouraging employees or agents of a Customer Party to terminate, deviate from, alter, preempt, or diminish any written agreement it has with Purchaser.

24.Term and Termination. This Agreement will remain in effect until terminated by either Party in accordance with this section.

(a)Termination by Supplier. Supplier shall have the right to terminate this Agreement, by providing written notice to Purchaser, upon the occurrence of any of the following events: (i) Purchaser’s Bankruptcy; (ii) Purchaser fails to make payment of undisputed amounts to Supplier hereunder when due, and such failure continues for a period of thirty (30) days after written notice is sent to Purchaser by Supplier of such failure; or (iii) Purchaser is affected by Force Majeure, and such Force Majeure has not been remedied within thirty (30) days of the initial occurrence of such event.

(b)Termination by Purchaser. Purchaser shall have the right to terminate this Agreement, by providing written notice to Supplier, after the occurrence of any of the following events: (i) Supplier’s Bankruptcy; (ii) Supplier’s failure to produce and deliver the Product in accordance with the Specifications, or failure to timely deliver Product, and Supplier has been unable to cure such failure within a commercially reasonable period determined by Purchaser; (iii) Supplier fails to meet pricing requirements set forth in Section 11; or (iv) Supplier is affected by Force Majeure, and such Force Majeure has not been remedied within thirty (30) days of the initial occurrence of such event.

(c)Other Breaches. Each Party each shall have the right to terminate this Agreement for any other material breach of this Agreement by the other Party that, if capable of being cured, is not cured within thirty (30) days after written notice thereof is given to such other Party, except as otherwise provided herein.

(d)Continuing Obligations. Upon termination of this Agreement, all obligations of the Parties arising from this Agreement shall terminate, except for any obligations that are expressly stated as surviving the termination or expiration of this Agreement; provided, that any such termination or expiration shall not relieve either Party from its obligation accruing prior thereto and shall be

Appendix A
without prejudice to the rights and remedies of either Party with respect to any antecedent breach this Agreement. Upon any termination by either Party, neither Party shall be liable for any other payments to the other Party (except for payment for Products meeting Specifications and accepted by Purchaser), including the payment contemplated by Section 2(e), and whether directly or on account of any claims by either Party’s subcontractors, including for any loss of anticipated profit, unabsorbed overhead interest on claims, product development and engineering costs, rental, unamortized depreciation costs, or general and administrative burden charges arising from termination. The covenants of the Parties made herein, including indemnities, warranties, confidentiality, non-disparagement, non-solicitation, intellectual property, and insurance, shall survive termination. This Section 24(d) shall survive any expiration or termination of this Agreement

25.Miscellaneous.

(a)Entire Agreement. This Agreement, together with any exhibits, schedules and attachments, constitutes the entire agreement between the Parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior agreements with respect to the subject matter hereof with the exception of any prior confidentiality agreements between the Parties. All Purchase Orders are incorporated herein by reference. Except as otherwise provided herein, this Agreement shall not be modified, superseded, or amended by the terms of a Purchase Order or other statements, documents, or instruments; provided, however, that any terms contained in a Purchase Order regarding the price (subject to provision set forth herein), quantity, delivery, or specifications of the Products will also be enforceable with respect to that particular Purchase Order or other statement, document, or instrument. In the event of a conflict between the provisions of this Agreement and any Purchase Orders, the provisions in this Agreement shall prevail. The Parties agree that there have been no material representations made to induce the other Party to enter into this Agreement, other than what is expressly set forth herein.

(b)Modification. This Agreement may only be changed by the mutual written agreement of the Parties. No e-mail, SMS, MMS or IM from Either Party shall modify this Agreement, unless accompanied by an independent attachment containing a document signed by both Parties, specifically referencing this Agreement and the Parties’ mutual intent to so modify. No strike-through edits are valid amendments to this Agreement unless initialed by an authorized representative of each Party.

(c)Severability. If any part of this Agreement is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Agreement enforceable or, if necessary, the Agreement shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

(d)Records and Audit. Supplier shall maintain a true and correct set of records pertaining to compliance with the terms of this Agreement, including insurance, Applicable Laws and invoicing, for a period of not less than three (3) years after the supply of Products under the applicable Purchase Order. During such time, Purchaser may, upon reasonable prior request and during normal business hours, audit any and all records of Supplier relating to the aforementioned; provided, however, Supplier shall have the right to exclude any trade secrets, formulas or processes from such audit.

Appendix A
(d)Consequential Damages. Neither Party will be liable to the other party for any indirect, special, consequential or incidental damages, including loss of business opportunity, loss of profit, loss of production, loss of data and loss of use.

(e)Headings. The headings in this Agreement are for purposes of ease of reference and shall not be considered a part of this Agreement or in any way modify, amend or affect its provisions.

(f)Notices. Any notices regarding this Agreement shall be sent by certified mail return receipt requested or by courier with evidence of delivery to:

Purchaser at:
ProFrac Services, LLC
Attn: Legal Dept.
333 Shops Blvd, Ste 301
Willow Park, Texas 76087
with an email copy to: legal@profrac.com

Supplier at:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W., Suite 150
Houston, TX 77067
with a copy to legal@flotekind.com

(g)Non-Solicitation. Supplier shall not directly or indirectly (by itself, through its employees or through a third party) solicit or recruit Purchaser’s employees during the term of this Agreement and for a period of one (1) year following the termination of this Agreement.

(h)Execution. This Agreement may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Agreement may serve as an original document.
(i)Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

[Signature Page to Follow]

ProFrac Services, LLC Supply Agreement

PURCHASER: PROFRAC SERVICES, LLC

Representative: /s/ Matt Wilks

Print Name: Matt Wilks

Print Title: President & CFO

SUPPLIER: FLOTEK CHEMISTRY, LLC

Representative: /s/ Ryan Ezell

Appendix A
Print Name: Ryan Ezell

Print Title: President, Chemistry Technologies

Appendix A
APPENDIX A-4

AMENDMENT No. 1 to CHEMICAL PRODUCTS SUPPLY AGREEMENT

This Amendment No. 1 to Chemical Products Supply Agreement (the “Amendment”) is made and entered this 17th day of May, 2022 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have previously entered into that certain Chemical Products Supply Agreement dated as of February 2, 2022 (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement in order to extend the term and the baseline applicable frac spreads applicable thereto;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.Amendment. The Agreement is hereby amended as follows:

a.Section 1 of the Agreement is hereby amended by replacing the words “three (3) years” with the words “ten (10) years,”

b.Section 2(a) of the Agreement is hereby amended by replacing the words “thirty-three percent (33%)” with the words “seventy percent (70%);” and

c.Section 2(b) of the Agreement is hereby amended by (1) replacing the words “ten (10) fleets” and replacing them with the words “thirty (30) fleets” and (2) replacing the words “thirty-three (33%)” with the words “seventy percent (70%).”

2.Effect. Except as amended by this Amendment, the Agreement shall remain in full force and effect, and this Amendment shall not operate as a waiver or amendment thereto except as expressly specified herein.

3.Applicable Law, Jurisdiction, Venue and Dispute Resolution. This Amendment shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties.

4.Severability. If any part of this Amendment is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Amendment enforceable or, if necessary, the Amendment shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

5.Execution. This Amendment may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Amendment may serve as an original document.

l

Appendix A
6.Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

ProFrac Services, LLC – Amendment No. 1 to Supply Agreement1

PURCHASER: PROFRAC SERVICES, LLC

Representative: /s/ Matt Wilks___________________________

Print Name: Matt Wilks

Print Title: President

SUPPLIER: FLOTEK CHEMISTRY, LLC

Representative: /s/ John W. Gibson, Jr._____________________

Print Name: John W. Gibson, Jr.

Print Title: President & CEO

Appendix A
APPENDIX A-5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***]

AMENDMENT No. 2 to CHEMICAL PRODUCTS SUPPLY AGREEMENT

This Amendment No. 2 to Chemical Products Supply Agreement (the “Amendment”) is made and entered this 1st day of February 2023 but effective as of January 1, 2023 (“Effective Date”), by and between Flotek Chemistry, LLC, an Oklahoma limited liability company (“Supplier”), and PROFRAC SERVICES, LLC, a Texas limited liability company (“Purchaser”). Supplier and Purchaser are individually referred to as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties have previously entered into that certain Chemical Products Supply Agreement dated as of February 2, 2022, as amended from time to time (the “Agreement”);
WHEREAS, the Parties wish to amend the Agreement as more particularly set forth below;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows.
1.Amendment. The Agreement is hereby amended as follows:

a.Section 2(b) of the Agreement is hereby deleted in its entirety and replaced with the following:
Minimum Baseline. The Minimum Purchase Obligation is subject to the lower limit provided in this Section 2(b). Purchaser will calculate the average quantity of Purchaser’s and its subsidiary’s total requirement of Product based the number of Active Fleets (as defined below) during each calendar year (“Baseline Quantity”). “Active Fleets” shall mean: (i) for the period of time between January 1, 2023 through May 31, 2023 (the “Ramp-Up Period”), the actual number of fleets being utilized by Purchaser; or (ii) at all times from June 1, 2023, thirty (30) fleets. During the Ramp Up Period, Active Fleets shall only be added to the Baseline Quantity upon mutual Agreement of the Parties. The Minimum Purchase Obligation shall be deemed to equal the higher of (i) seventy percent (70%) of Purchaser’s and its subsidiary’s actual requirements for Product aggregated over the Term or (ii) the Baseline Quantity.
b.The following sentence shall be added as a new sentence immediately following the first sentence in Section 11(a) of the Agreement:
The Parties shall meet once per calendar quarter to determine Supplier’s qualification for a Price adjustment in accordance with the Price Adjustment Schedule attached hereto as Exhibit “B.”

c.Exhibit A shall be deleted in its entirety and replaced with the Exhibit A attached hereto.

d.Exhibit B, attached hereto, shall be added as a new exhibit to the Agreement immediately following Exhibit A.

2.Waiver. The Parties agree that any and all Order Shortfall Payment accrued prior to the Effective Date of this Amendment shall be null and void.

3.Effect. Except as amended by this Amendment, the Agreement shall remain in full force and effect, and this Amendment shall not operate as a waiver or amendment thereto except as expressly specified herein.

4.Applicable Law. This Amendment shall be governed by the laws of the State of Texas (excluding conflicts of law rules). Tarrant County, Texas shall be the exclusive jurisdiction and venue for the resolution of any dispute hereunder, or that is related hereto, or that arises out of the relationship between the Parties.

Appendix A

5.Severability. If any part of this Amendment is judicially declared invalid, unenforceable, or to be void because inconsistent with, violative of, or contrary to any Applicable Law, such declaration shall not affect any other part herein and the part so affected shall be reformed to the extent (and only to the extent) necessary to make this Amendment enforceable or, if necessary, the Amendment shall be deemed to be amended to delete the unenforceable part, and the remainder shall have the same force and effect as if such part had never been included herein. The invalidity or unenforceability of any part herein in any jurisdiction shall not affect the validity or enforceability of any such part in any other jurisdiction.

6.Execution. This Amendment may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but that together shall constitute one and the same instrument. A scanned, executed Amendment may serve as an original document.

7.Authority to Sign. Each Party represents and warrants that the person signing on its behalf has authority to sign this Agreement and bind the Party thereto, as of the date first written above.

Signature Page Follows

ProFrac Services, LLC – Amendment No. 2 to Supply Agreement

PURCHASER: PROFRAC SERVICES, LLC    SUPPLIER: FLOTEK CHEMISTRY, LLC
Representative: /s/ Matt Wilks_______________
Representative: /s/ Ryan Ezell _______________
Name: Matt Wilks    Name: Ryan Ezell
Title: President    Title: President

Appendix A
APPENDIX A-6

REGISTRATION RIGHTS AGREEMENT
by and among
FLOTEK INDUSTRIES, INC.
and
ProFrac Holdings, LLC
February 2, 2022

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 2, 2022 by and between Flotek Industries, Inc., a Delaware corporation (the “Company”), and ProFrac Holdings, LLC, a Texas limited liability company (the “Purchaser”).
WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Purchased Securities pursuant to the Securities Purchase Agreement, dated as of February 2, 2022, by and between the Company and the Purchaser (the “Purchase Agreement”); and
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchaser pursuant to the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to a specified Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.
“Agreement” has the meaning specified therefor in the Preamble of this Agreement.
“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company.
“Commission” means the United States Securities and Exchange Commission.
“Effective Date” means the initial date of effectiveness of a Shelf Registration Statement.
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Holder” means the record holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Law” shall have the meaning set forth in the Purchase Agreement.
“Losses” has the meaning specified therefor in Section 2.8(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the left lead book running manager of such Underwritten Offering.

Appendix A
“Other Holder” has the meaning specified in Section 2.2(b).
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality, or political subdivision thereof, or any other form of entity.
“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Piggyback Registration” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
“Purchased Securities” means the 10% Convertible PIK Notes to be issued and sold to the Purchaser pursuant to the Purchase Agreement.
“Purchaser” has the meaning set forth in the Preamble of this Agreement.
“Registrable Securities” means, subject to Section 1.2 of this Agreement, (i) the shares of Common Stock now held or hereafter acquired by the Purchaser (or an Affiliate of the Purchaser), and (ii) any shares of Common Stock issued as (or issuable upon the conversion, redemption, or exercise of any warrant, option, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (i) or the Purchased Securities. The number of Registrable Securities held by any Holder shall mean the number of Registrable Securities such Holder would hold after the full conversion, redemption, or exercise of any security held by such Holder that is convertible into or redeemable or exercisable for Registrable Securities (including the Purchased Securities) and the value of such Registrable Securities for purposes of determining whether any threshold set forth in this Agreement shall be calculated by multiplying such fully diluted number of shares of Registrable Securities by the average of the closing price on each securities exchange or nationally recognized quotation system on which the Common Stock is then listed for the ten (10) trading days preceding the date on which such value is being determined.
“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement or a Piggyback Registration.
“Registration Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.
“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b) of this Agreement.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Selling Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.
“Shelf Registration Filing Deadline” means 120 days from the date of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).
“Transfer Agent” means the transfer agent for the Common Stock.
“Underwriter” means a securities dealer that purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Appendix A
Section 1.2    Registrable Securities. Any Registrable Security will cease to be a Registrable Security (and the Company shall not be required to maintain the effectiveness of any, or file any, registration statement hereunder with respect thereto) at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by the Company or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (e) when such Registrable Security becomes eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, delivered to and reasonably acceptable to the Transfer Agent, unless such Registrable Security is held by a Holder that beneficially owns Common Stock representing 5% or more of the aggregate voting power of the Company’s common stock eligible to vote in the election of directors of the Company.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1    Shelf Registration.

(a)    Shelf Registration. The Company shall use its commercially reasonable efforts to prepare and file an initial Shelf Registration Statement under the Securities Act covering resales of the Registrable Securities on or before the Shelf Registration Filing Deadline. The Company shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to become effective no later than four months following the initial filing of the Shelf Registration Statement. The Company will use its commercially reasonable efforts to cause such initial Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, and (ii) such Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”). Notwithstanding the foregoing, if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the applicable Shelf Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with applicable Commission guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. In the event that such an amendment is required, the Company shall subsequently file, as promptly as allowed by the Commission or any guidance provided by the Commission to the Company, one or more additional Shelf Registration Statements to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended. The Company will use its commercially reasonable

Appendix A
efforts to cause such amendment to the initial Shelf Registration Statement or subsequent Shelf Registration Statement, as applicable, to be continuously effective under the Securities Act during the Effectiveness Period. A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within five (5) Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement.

(b)     Resale Registration Opt-Out. At least five (5) Business Days before the initial filing of the Shelf Registration Statement required by Section 2.1(a), the Company shall provide advance written notice to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Holder not be included in a Shelf Registration Statement prior to its initial filing. Following delivery of a Resale Opt-Out Notice from a Holder, the Company shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.

(c)     Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in a Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition, financing, securities offering, or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be adversely affected by any required disclosure of such transaction in the Shelf Registration Statement, (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company, or (iii) render the Company unable to comply with the requirements of the Securities Act or Exchange Act; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period of sixty (60) consecutive days or an aggregate of one-hundred and twenty (120) days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in a Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

(d)    Renewal. If, by the third anniversary of the initial effective date of a Shelf Registration Statement filed pursuant to this Section 2.1 (the “Renewal Deadline”), any of the Registrable Securities remain unsold by a Holder included on such Registration, and the Company has not received an opinion of counsel indicating that the Effectiveness Period will continue uninterrupted beyond the Renewal Deadline, the Company shall file, if it has not already done so and is eligible to do so, a new Shelf Registration Statement

Appendix A
covering the Registrable Securities included on the prior Shelf Registration Statement and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Renewal Deadline; and the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the expired Shelf Registration Statement. References herein to a Shelf Registration Statement shall include such new shelf registration statement.

Section 2.2    Piggyback Registration.

(a)    Participation. If at any time the Company proposes to file (i) at a time when the Company is not a WKSI, a registration statement and such Holder has not previously included its Registrable Securities in a Shelf Registration Statement contemplated by Section 2.1(a) of this Agreement that is currently effective, or (ii) a prospectus supplement to an effective “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement or are included in an effective Shelf Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, other than (a) a registration relating solely to employee benefit plans, (b) a registration on a registration statement on Form S-8, (c) a registration relating solely to a Rule 145 transaction, or (d) a registration statement on any registration form which does not permit secondary sales, then the Company shall give not less than ten (10) Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed Underwritten Offering to each Holder, and such notice shall offer such Holder the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that the Company shall not be required to include the Registrable Securities of the Holders in such Registration to the extent that the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders and any other applicable Persons will have an adverse effect on the offering price, material terms or conditions, timing, or probability of success of the distribution of the Common Stock in the Underwritten Offering; and provided, further, that to the extent consistent with the advice of the Managing Underwriter referred to in the preceding proviso, the amount of Registrable Securities to be offered for the accounts of Holders (if any) shall be determined based on the provisions of Section 2.2(b). Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice. The Holder will have five (5) Business Days after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same

Appendix A
period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing within five (5) Business Days from the date of the Piggyback Opt-Out Notice. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.

(b)    Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total shares of Common Stock which the Selling Holders and any other applicable Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the offering price, material terms or conditions, timing, or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by the Company pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then the Company shall furnish notice in writing (including by e-mail) to the Holders (or those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, with such number to be allocated: (i) if such Piggyback Registration was initiated by the Company, (A) first, to the Company, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering, by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, if applicable, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder; and (ii) if such Piggyback Registration was not initiated by the Company, (A) first, to the Persons initiating such Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering, by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other than the Persons initiating such Registration), and (C) third, if applicable, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder.

Section 2.3     Secondary Underwritten Offering.

Appendix A
(a)    Notice to Company. In the event that a Selling Holder (together with any Affiliates that are Selling Holders) elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering for its own account of at least $10 million, such Selling Holder shall give notice of such election in writing (including, but not limited to, notification by e-mail; such notice, the “Selling Holder Election Notice”) to the Company not less than twenty (20) Business Days before the date such Selling Holder intends for such Underwritten Offering to commence marketing (whether on a confidential basis or on a public basis); provided that the Company shall not be required to conduct more than two Underwritten Offerings pursuant to this Section 2.3 in any 365-day period pursuant to Selling Holder Election Notices. The Selling Holder Election Notice shall specify the number of Registrable Securities that the Selling Holder intends to offer in such Underwritten Offering and the expected commencement date thereof. The Company shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.8, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the disposition of the Registrable Securities.

(b)    Notice to Holders. Not later than two (2) Business Days after receipt by the Company of the Selling Holder Election Notice, unless the Company determines in accordance with Section 2.1(c) to delay such Underwritten Offering (in which event the Company shall promptly notify the initiating Selling Holder in writing of such determination), the Company shall provide written notice (including, but not limited to, notification by e-mail) to the other Holders of Registrable Securities of the Selling Holder’s intention to conduct an Underwritten Offering and such notice shall offer such other Holders the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such other Holder will have five (5) Business Days after notice has been delivered to request in writing submitted to the Company the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received by the Company within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Selling Holder giving the notice shall determine for any reason not to undertake or to delay such Underwritten Offering, such Selling Holder may, at its election, give written notice of such determination to the Company and the Company shall notify the other Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include Registrable Securities of any other Holder, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Registrable Securities of any other Holder for the same period as the delay in the Underwritten Offering. Any other Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Registrable Securities under a Shelf Registration Statement advises the Company that the total amount of Registrable Securities which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the offering price, timing or probability of success of the distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters

Appendix A
advises the Company can be sold without having such adverse effect, with such number to be allocated pro rata among the Selling Holders and the other Holders who have requested participation in the Underwritten Offering (based, for each such Selling Holder or other Holder, on the percentage derived by dividing (A) the number of Registrable Securities proposed to be sold by such Selling Holder or such other Holder in such offering; by (B) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders and all other Holders in such Underwritten Offering).

2.4    Sale Procedures.

(a)    General Procedures. In connection with any Underwritten Offering (i) under Section 2.2 of this Agreement, the Company shall be entitled to select the Managing Underwriter or Underwriters, and (ii) under Section 2.3 of this Agreement, the Selling Holders shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities, and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities, and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least two Business Days prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses. Upon the receipt by the Company of a written request from the Holders of at least $10 million dollars of Registrable Securities that are participating in any Underwritten Offering contemplated by this Agreement, the Company’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering to the extent it does not unreasonably interfere with the Company’s management’s operations of the business.

(b)    In connection with its obligations under this Article II, the Company will:

(i)    As expeditiously as possible, prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;

Appendix A
(ii)    if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in the prospectus supplement;

(iii)    furnish to each Selling Holder (A) a reasonable period before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission if such exhibits and documents are not otherwise available on the Commission’s EDGAR filing system (or any successor system)), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(iv)    if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided that Flotek will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(v)    promptly notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(vi)    immediately notify each Selling Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of: (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this

Appendix A
Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof, or proceedings related thereto;

(vii)    upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(viii)    in the case of an Underwritten Offering, furnish upon request, (A) an opinion of counsel for the Company, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), preliminary or prospectus supplement, and a letter of like kind dated the date of the closing under the underwriting agreement, and (B) a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten offerings of securities, such other matters as such underwriters may reasonably request;

(ix)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(x)    make available to the appropriate representatives of the underwriters access to such information and the Company personnel as is reasonable and customary to

Appendix A
enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(xi)    cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which such securities issued by the Company are then listed;

(xii)    use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be legally required by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(xiii)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and

(xiv)    enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

(c)    Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.4(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(b)(vi) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.5    Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.6    Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees that, in connection with any registered offering of the Common Stock or other equity securities of the Company, and upon the request of the Managing Underwriter, such Holder shall not, during a period of up to ninety (90) calendar days beginning on the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, or other prospectus (including any free writing prospectus) containing the terms of the pricing of such Underwritten Offering, (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of, or otherwise dispose of, directly or indirectly, any shares of Common

Appendix A
Stock or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash, or otherwise; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering, and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the executive officers or directors or any other stockholder of the Company on whom a restriction is imposed; and provided further that this Section 2.6 shall only be applicable to Holders of Registrable Securities who (together with their Affiliates that hold Registrable Securities) own at least $5 million of Registrable Securities.

Section 2.7    Expenses.

(a)    Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, an Underwritten Offering pursuant to Section 2.3 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification, and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating, and printing expenses, all roadshow expenses borne by it and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any “comfort” letters required by or incident to such performance and compliance, and reasonable fees and expenses of one counsel to the Holders reasonably acceptable to the Company and selected by the Holders that hold a majority of the Registrable Securities to be included in such filing in connection with the filing or amendment of any Registration Statement or Prospectus hereunder. The Company shall not be responsible for, and Registration Expenses shall not include, any “Selling Expenses,” which means all underwriting fees, discounts, and selling commissions, and transfer taxes.

(b)    Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, a Piggyback Registration, or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration, or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.8    Indemnification.

(a)    By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents, and managers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents, and managers, against any losses, claims, damages, expenses, or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person or directors, officers, employees, agents, or managers may become subject under the Securities Act, the

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Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person and each such director, officer, employees, agent, or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter, or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable, or information relating to such Selling Holder that was reviewed and expressly approved in writing by such Selling Holder expressly for use in a registration statement, such prospectus supplement or in any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager, or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b)    By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees, and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement, any other registration statement contemplated by this Agreement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.8(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to

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such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Section 2.8 effected without its written consent (which shall not be unreasonably withheld, conditioned, or delayed).

(d)    Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

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(e)    Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract, or otherwise.

Section 2.9    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)    Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the date hereof;

(b)    File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof;

(c)    So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration, and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of the Company that it has complied with the reporting requirements of Rule 144; and

(d)    Provide opinion(s) of counsel as may be reasonably necessary in order for a Holder to avail itself of Rule 144 to allow such Holder to sell any Registrable Securities without registration, and remove, or cause to be removed, the notation of any restrictive legend on such Holder’s book-entry account maintained by the Company’s transfer agent, and bear all costs associated with the removal of such legend in the Company’s books.

Section 2.10    Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchaser by the Company under this Article II may be transferred or assigned by each Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities or securities convertible, redeemable, or exchangeable for Registrable Securities (including the Purchased Securities), in each case, who (a) (i) are Affiliates of such Purchaser, or (ii) hold, collectively with its or their Affiliates, after giving effect to such transfer or assignment, at least $3 million of Registrable Securities or 1% of the Registrable Securities as of the date hereof, and (b) who assume in writing responsibility for the obligations of such Purchaser under this Agreement with respect to the securities so transferred. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned.

Section 2.11    Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. In addition, all other shares of Common Stock held by a Person and for which such Person has similar registration rights pursuant to an agreement between such Person and the Company shall be aggregated together for the purpose of determining such Person’s rights under this Agreement solely as such shares relate to minimum quantity requirements contemplated herein; provided that, for the

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avoidance of doubt, such Common Stock shall not otherwise be deemed Registrable Securities for any other purpose under this Agreement.

ARTICLE III
MISCELLANEOUS

Section 3.1    Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(a)    If to Purchaser:

ProFrac Holdings, LLC
333 Shops Boulevard, Suite 301
Willow Park, Texas 75022
Attention: Rob Willette
Email: robert.willette@profrac.com

With a copy to:
Brown Rudnick LLP
One Financial Center
Boston, Massachusetts 02111
Attention: Andreas Andromalos
Email: AAndromalos@brownrudnick.com

()    If to the Company:
Flotek Industries, Inc. 8846 N. Sam Houston Parkway W. Houston, Texas 77064 Attention: Nicholas J. Bigney Email: NBigney@flotekind.com with a copy (which shall not constitute notice) to:

Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne
Email: robert.morris@nortonrosefulbright.com;
brandon.byrne@nortonrosefulbright.com

or, if to a transferee of the Purchaser, to the transferee at the address provided pursuant to Section 2.10 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the e-mail, if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.3    Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.

Section 3.4    Recapitalization, Exchanges, Etc. Affecting the Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether

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by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations, and the like occurring after the date of this Agreement.

Section 3.5    Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.7    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8    Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the Transactions shall be brought and determined by courts of the State of New York located in the Borough of Manhattan, New York City, and the federal courts of the United States of America located in the State of New York, Sothern District, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.

Section 3.9    Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 3.10    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the

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extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11    Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. This Agreement and the Purchase Agreement supersede all prior representations, warranties, agreements, and understandings between the parties with respect to such subject matter.

Section 3.12    Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder; and, provided, further, that each Holder shall have the right to, in its discretion and without consent from or notice to any other Holder, waive any or all of its rights hereunder and negotiate with the Company in lieu thereof such other terms and conditions, if any, as they may agree regarding the matters addressed hereby.

Section 3.13    No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14    Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees, and acknowledges that no Person other than the Purchaser, Selling Holders, their respective permitted assignees, and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Company and the Purchaser may be a corporation, partnership, or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Company, the Purchaser, Selling Holders, or their respective permitted assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise by incurred by any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the Company, the Purchaser, Selling Holders, or any of their respective assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, as such, for any obligations of the Company, the Purchaser, Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of, or by reason of such obligation or its creation, except in each case for any assignee of the Purchaser or a Selling Holder hereunder.

Section 3.15    Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to

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such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by the Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

Section 3.16    No Inconsistent Agreements; Additional Rights. During the time period during which the Purchaser and its Affiliates beneficially own at least 30% of the shares of the Company’s Common Stock, if the Company hereafter enters into a registration rights agreement with a third party with terms more favorable than those set forth herein with respect to Holders of shares of Common Stock, this Agreement shall, to the extent so requested by any such Holders, be amended so as to provide such Holders with substantially the same material terms as provided to such other third party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
FLOTEK INDUSTRIES, INC.

By: Name: Title:
[Signatures continue on following page.]

PURCHASER:
ProFrac Holdings, LLC

By: Name: Matthew Wilks Title: President and Chief Financial Officer

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APPENDIX A-7

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTUATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

FLOTEK INDUSTRIES, INC.

PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Warrant No. 2 Original Issue Date: February 2, 2023

Flotek Industries, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ProFrac Holdings II, LLC or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 25,366,561 shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time on or after February 2, 2023 (the “Original Issue Date”), and subject to the following terms and conditions:

This Pre-Funded Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Note Purchase Agreement, dated February 2, 2022, by and among the Company and the Purchasers identified therein (the “Note Purchase Agreement”). All such Warrants are referred to herein, collectively, as the “Warrants.”

1.Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note Purchase Agreement.

2. Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by or on behalf of the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in Section 14, and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of

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the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Section 4.5(a), (b), (d), and (h) of the Note Purchase Agreement, to the Company at its address specified in Section 14. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue, and deliver at its own expense any New Warrant under this Section 3.

4. Exercise and Duration of Warrants.

a.All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time on or after the Original Issue Date and until this Warrant is exercised in full, subject to the conditions and restrictions contained in this Warrant.

a.The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and
(ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below). The date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Within two (2) days following the delivery of the Exercise Notice (the “Payment Deadline”), the Holder shall make payment with respect to the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised; provided that the Company’s obligations to deliver such Warrant Shares shall be delayed on a day-for-day basis each day after the Payment Deadline such payment of the Exercise Price is not paid. The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Section 4.5(a), (b), (d), and (h) of the Note Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the Exercise Date). The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Notice is delivered to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. For purposes of this Warrant, “Trading Day” means a day on which the principal Trading Market (as defined below) is open for trading, and “Trading Market means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the Pink Open Market (or any successors to any of the foregoing).

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a.The aggregate exercise price of this Warrant, except for a nominal exercise price of
$0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Original Issue Date and, consequently, no additional consideration (other than the nominal Exercise Price) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever.

5. Delivery of Warrant Shares.

a.Subject to Section 4(b), upon exercise of this Warrant, the Company shall promptly (but no later than two (2) Trading Days after the Exercise Date (or three (3) Trading Days after the Exercise Date if the last of the Exercise Notice, the Exercise Price (if applicable), and the opinion of counsel referred to below in this Section 5(a) (if applicable) is delivered after 5:00 P.M., New York City time, on the Exercise Date) or no later than five (5) Trading Days in the event that a certificate is requested) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement (as defined in the Note Purchase Agreement) is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, or (ii), if requested by the Holder, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without current public information, volume, and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a book-entry notation for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

a.To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 12 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same.

6. Charges, Taxes, and Expenses. Issuance and delivery of the Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer

Appendix A
agent fee, or other incidental tax or expense in respect of the issuance of the Warrant Shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (or upon a “cashless exercise” pursuant to Section 10) in accordance with the terms hereof, be duly and validly authorized, issued, and fully paid and nonassessable. The Company will take all commercially reasonable actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

a.Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.
b.Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of

Appendix A
Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other property or asset (including cash), or any combination thereof (in each case, “Distributed Property”), the Holder shall be entitled to receive the Distributed Property that such Holder would have been entitled to receive in respect of the number of Warrant Shares issuable hereunder as if the Holder had been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained herein. Notwithstanding anything herein to the contrary, the foregoing provisions in this Section 9(b) shall not apply to, or be triggered by, any rights issued by the Company (either separately or that attach to any securities of the Company) in connection with any stockholders rights agreement, poison pill, or other similar anti-takeover provision under the Company’s certificate of incorporation, bylaws, or other documents.
c.Fundamental Transactions. If, at any time while this Warrant is outstanding, the Company effects a “Fundamental Transaction” (defined as (i) any merger or consolidation of the Company with or into another Person (ii) any sale of all or substantially all of the Company’s and its subsidiaries’ assets, taken as a whole, (iii) any reclassification of the Common Stock (other than a change to par value, or from par value to no par value or changes resulting from a combination or subdivision), or (iv) any statutory exchange of the outstanding shares of Common Stock, as a result of which, the holders of the Common Stock would be entitled to receive, or their Common Stock would be converted into, or exchanged for, shares, stock, other securities, or other property or assets (including cash or any combination thereof)), then, to the extent then permitted under applicable laws, rules, and regulations (including the rules of the NYSE or any exchange on which the Common Stock is then listed), upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction without regard to any limitation on exercise contained herein, the same kind and amount of securities, cash, assets, or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company or surviving entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 9(c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.
d.Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
e.Calculations. All calculations under this Section 9 shall be rounded down to the nearest whole cent or the nearest whole share, as applicable.
f.Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a

Appendix A
statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.
g.Notice of Corporate Events. If, while this Warrant is outstanding, the Company
(i) declares a dividend or any other distribution of cash, securities, or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction, or (iii) authorizes the voluntary dissolution, liquidation, or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least three (3) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission (as defined in the Note Purchase Agreement) pursuant to a Current Report on Form 8-K.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds by wire transfer to an account designated by the Company; provided, however, that the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price at such time through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares equal to the quotient obtained by dividing

[(A-B) (X)] by (A), where:

(A) = the last reported closing sale price per share of Common Stock on the Trading Market on the Trading Day immediately preceding the Exercise Date;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant, the Warrant Shares shall take on the characteristics of the Warrants being exercised. The Company agrees not to take any position to the contrary.

11. Company-Elected Conversion. The Company shall provide to the Holder prompt written notice if after the Original Issue Date the Company is unable to issue the Warrant Shares without restrictive legend, because the Commission has issued a stop order with respect to, or the Commission or Company has otherwise suspended or withdrawn, a Registration Statement covering the resale of the Warrant Shares, either temporarily or permanently, or otherwise (each a “Restrictive Legend Event”). To the extent that (A) a Restrictive Legend Event occurs, (B) at such time the Warrant Shares would be saleable under Rule 144 without compliance with the

Appendix A
current public information, manner of sale, or volume restrictions, (C) the Company has delivered the notice described in the immediately preceding sentence, and (D) the Holder attempts to exercise the Warrant after receipt of such notice by paying cash, the Company shall (i) if the Fair Market Value (as calculated above) of the Warrant Shares is greater than the Exercise Price, provide written notice to the Holder that the Company will deliver that number of Warrant Shares to the Holder as should be delivered in a cashless exercise in accordance with Section 10, and return to the Holder all consideration paid to the Company in connection with the Holder’s attempted exercise of this Warrant (a “Company-Elected Conversion”), or (ii) at the election of the Holder to be given within five (5) days of receipt of notice of a Company-Elected Conversion, the Holder shall be entitled to rescind the previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such Warrant Shares upon such rescission.

12. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, unless shareholder approval therefor is obtained, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 19.99% (the “Maximum Percentage”) of the total number of then issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon
(i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein; provided that in no event shall the aggregate number of shares beneficially owned by the Holder and its Affiliates, calculated in accordance with Section 13(d) of the Exchange Act, exceed 19.99%. Except as set forth in the preceding sentence (other than the proviso thereto), for purposes of this paragraph (including the proviso in the immediately preceding sentence), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act; it being acknowledged by the Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 12 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s representation and warranty as to whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 12, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice

Appendix A
by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time change the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided, that (i) any such change will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, unless such notice is delivered on or prior to the date hereof in which case it shall be effective immediately, and (ii) any such change will apply only to the Holder and not to any other holder of Warrants. The provisions of this paragraph shall not apply to the Holder if the aggregate number of shares beneficially owned by the Holder and its Affiliates, calculated in accordance with Section 13(d) of the Exchange Act, exceed 19.99% immediately prior to the Closing. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 12 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

13. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value for any such fractional shares.

14. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in the Purchase Agreement prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, and (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and email address of a Person for such notices or communications shall be as set forth in the Note Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior written notice to the other Persons in accordance with this Section 14.

15. Miscellaneous.

a.No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing

Appendix A
contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (except upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
b.No Avoidance. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
c.Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant and in the Note Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except in respect of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.
d.Amendment and Waiver. Except as otherwise provided herein or in the Note Purchase Agreement, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
e.Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
f.Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such courts. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such person at the address in effect for notices to it under

Appendix A
the purchase agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.
g.Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
h.Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

1.The undersigned is the Holder of Warrant No. (the “Warrant”) issued by Flotek Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.
2.The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.
3.The Holder intends that payment of the Exercise Price shall be made as (check one):

Cash Exercise
“Cashless Exercise”
4.If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ in immediately available funds to the Company in accordance with the terms of the Warrant.
5.Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant
6.By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in

Appendix A
accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 12 of the Warrant to which this notice relates.
7.By its delivery of this Exercise Notice and pursuant to Section 4(b) of the Warrant, the undersigned certifies to the Company that its representations contained in Article IV of the Note Purchase Agreement are true and correct as of the date hereof as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Note Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the date hereof).

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (the “Transferee”) the right represented by the within Warrant to purchase shares of Common Stock of Flotek Industries, Inc. (the “Company”) to which the within Warrant relates and appoints attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants, and agrees to and with the Company that:

(a) the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b) the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c) the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

Appendix A
(d) the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Appendix A

Appendix B
Appendix B

B-1 Securities Purchase Agreement, form of June 2022 Pre-Funded Warrant and Registration Rights Agreement Amendment	lxxxvii
B-2 PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK	c
B-3 AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT	cx

Appendix B
APPENDIX B-1

FLOTEK INDUSTRIES, INC.

Securities Purchase Agreement, form of June 2022 Pre-Funded Warrant and Registration Rights Agreement Amendment

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 17, 2022 (“Effective Date”), is made and entered into by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), and ProFrac Holdings II, LLC, a Texas limited liability company (the “Purchaser”) (each a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase, as of the Closing and for the consideration and on the terms and conditions set forth herein, Pre-Funded Warrants of the Company, substantially in the form of Exhibit A attached hereto (the “Purchased Securities”), each exerciable into one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

Article 1 CERTAIN DEFINITIONS

“Affiliate” of any Person means with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Unless the context requires otherwise, for purposes of this Agreement, the Purchaser shall not be considered an “Affiliate” of the Company, and the Company shall not be considered an “Affiliate” of the Purchaser. For the avoidance of doubt, Purchaser, ProFrac, and their Affiliates shall not be Affiliates of the Company or its Affiliates.

“Board of Directors” or “Board” means the board of directors of the Company.

“Business Day” means any day other than those days on which banks in New York, New York are required or authorized to close.

“Confidentiality Agreement” means the confidentiality agreement entered into by and between the Company and Purchaser.

“Contemplated Transactions” shall mean the transactions contemplated in accordance with and subject to the terms of this Agreement and the other Transaction Documents.

“DGCL” means the Delaware General Corporate Law.

“Director” means a member of the Board of Directors of the Company.

Appendix B
“Disclosure Schedule” means a disclosure schedule that has been prepared by the Company and has been delivered by the Company to the Purchaser on the date of this Agreement.

“EDGAR” means the computer system for the receipt, acceptance, review, and dissemination of documents submitted to the SEC in electronic format.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” includes the country, state, county, city, and political subdivisions in which any Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau, or instrumentality of any of them and any monetary authorities, stock exchanges, and self-regulatory organizations that exercise valid jurisdiction over any such Person or such Person’s property. Unless otherwise specified, all references to Governmental Authority in this Agreement mean a Governmental Authority having jurisdiction over, where applicable, the Company, its Subsidiaries, or any of their property, or any of the Purchasers.
“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act.

“Knowledge” means, with respect to the Company, means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry, or with respect to the Purchaser, the actual knowledge of the chief executive officer and chief financial officer of Purchaser.

“Law” means any federal, state, local, municipal, foreign, or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, or requirement issued, enacted, adopted, promulgated, implemented, or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the NYSE).

“Lien” means any pledge, lien, charge, mortgage, encumbrance, or security interest of any kind or nature.

“Material Adverse Effect” means any material and adverse effect on: (i) the assets, liabilities, financial condition, business, or operations of the Company and its Subsidiaries, taken as a whole, other than (A) those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on the Company and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which the Company and its Subsidiaries participate or are engaged, and (B) any change, in and of itself, in the market price or trading volume of the Common Stock; (ii) the ability of the Company and its Subsidiaries, taken as a whole, to carry out their businesses as of the date of this Agreement; (iii) the legality, validity, or enforceability of any Transaction Document; or (iv) the ability of the Company to consummate the Contemplated Transactions, or perform its obligations, under any Transaction Document on a timely basis.

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means, as the context requires, (i) the Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company, each as amended to date, and/or (ii) the certificate of formation and limited liability company agreement or other equivalent organizational documents of the Company’s Subsidiaries, as amended to date.

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by

Appendix B
shares, limited liability company, or joint stock company), organization, or entity, or Governmental Authority.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated May 17, 2022, between the Company and the Purchaser.

“Registration Rights Agreement Amendment” means that certain amendment to the Registration Rights Agreement, dated May 17, 2022, between the Company and the Purchaser in substantially the form attached as Exhibit B hereto.

“Regulation S-K” means SEC Regulation S-K.

“Representatives” of any Person means the officers, members, managers, directors, employees, agents, legal counsel, accountants, financial advisors, or any other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders” means the holders of the outstanding shares of Common Stock.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests sufficient to elect at least a majority of its board of directors or other governing body or, if there are no such voting interests, 50% or more of the equity interests, of which is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement, the Registration Rights Agreement Amendment, and each other document contemplated hereby or thereby.

Article 2 SALE AND PURCHASE

Section 2.1 Purchase and Sale of the Purchased Securities. At the Closing, subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell, transfer, and deliver to the Purchaser, and the Purchaser hereby agrees to purchase, for an aggregate cash payment to the Company of $19,500,000, an amount of Purchased Securities representing Pre-Fudned Warrants to purchase an aggregate number of shares of Common Stock equal to (a) $19,500,000 divided by (b) the product of (1) 1.2 and (2) the price of a share of Common Stock on the NYSE immediately preceding the execution and delivery of this Agreement as calculated using a 30-day volume-weighted average price.

Section 2.2 The Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Purchased Securities by the Purchaser under this Agreement (the “Closing”) shall occur on the date hereof (the “Closing Date”) immediately following the execution and delivery of this Agreement. The Closing shall take place remotely by electronic exchange of documents and signatures.

Section 2.3 Deliveries At Closing. (a)Company Deliverables. At the Closing, the Company shall deliver to the Purchaser:
(i) Appropriate certificates, notes, or other documents representing the Purchased Securities (or appropriate evidence of book-entry registration of the Purchased Securities in the name of Purchaser that are in book-entry form); and
(ii) The Registration Rights Agreement Amendment, executed by the Company.

Appendix B
(b) Purchaser Deliverables. At the Closing, the Purchaser shall deliver to the Company the cash amount of $19,500,000 by wire transfer of immediately available funds to an account designed in writing by the Company.

Article 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company SEC Documents (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive or forward-looking in nature) or the corresponding sections or subsections of the Disclosure Schedule, the Company represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, as follows:

Section 3.1 Corporate Existence. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Disclosure Schedule 3.1 lists each of the Company’s Subsidiaries and includes the name of the Subsidiary, its jurisdiction of incorporation or organization, and capitalization, including the percentage ownership held directly or indirectly by the Company and any other equity holder of such Subsidiary. Each Subsidiary is an entity duly formed, validly existing, and in good standing under the Laws of the jurisdiction under which it was formed. The Company and each of its Subsidiaries has all requisite corporate or limited liability company power and authority, as applicable, to conduct its business as currently conducted and to own and lease its property and other assets as now owned or leased, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its property and to conduct its business as its business is currently conducted and as described in the Company SEC Documents, except where the failure to obtain such licenses, authorizations, consents, and approvals could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect.

Section 3.2 Capitalization. (a)Disclosure Schedule 3.2
(a) sets forth: (i) the designation, par value, and number of authorized shares of all classes of capital stock of the Company; and (ii) the issued and outstanding capital stock of the Company.
(b) All outstanding shares of Company capital stock have been duly authorized and validly issued in accordance with the Organizational Documents and are fully paid and nonassessable.
(c) The Company has no equity compensation plans that contemplate the issuance of equity interests of the Company (or securities convertible into or exchangeable for equity interests of the Company). No indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Company stockholders may vote is issued or outstanding. There are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, rights of first refusal, or other rights, convertible or exchangeable securities, or written agreements obligating the Company or any of its Subsidiaries to issue, transfer, or sell any equity interest in, the Company or securities convertible into or exchangeable for such equity interests, (ii) obligations of the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any equity interests of the Company or any such securities or agreements listed in clause (i) of this sentence, or (iii) proxy agreements or voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the equity interests of the Company. Except as contemplated by this Agreement, the Company has not entered into any agreements regarding the registration of any equity securities of the Company under the Securities Act.
(d) Neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
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(e) (i) all of the issued and outstanding equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under the Organizational Documents of such Subsidiaries, as applicable), and all such ownership interests have been duly authorized, validly issued, and are fully paid (to the extent required in the Organizational Documents of such Subsidiaries, as applicable) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607, and 17-804 of the Delaware Revised Uniform Limited Partnership Act and Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act), and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or any other investment in any other Person.
(f) The Purchased Securities being issued to the Purchaser hereunder will be duly authorized by the Company pursuant to the Organizational Documents of the Company prior to the Closing and, when issued and delivered by the Company to Purchaser in accordance with the terms of this Agreement, will be validly issued, fully paid, and non-assessable and will be free of preemptive rights or any Liens and restrictions on transfer, other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities Laws and (ii) such Liens as are created by Purchaser or its Affiliates.
Section 3.3Company SEC Documents. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) that have been filed or were required to be filed or furnished by it under the Exchange Act or the Securities Act since December 31, 2020 (all such documents collectively, the “Company SEC Documents”). The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) were prepared in conformity with generally accepted accounting principles for financial reporting in the United States applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments), in all material respects, the consolidated financial position of the business of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Section 3.4 Operations in the Ordinary Course. Since the date of the Company’s most recent Form 10-Q filing with the SEC, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course, consistent with past practice, and there has been no (a) acquisition or disposition of any material asset by the Company or any of its Subsidiaries or any contract or arrangement therefor, other than acquisitions or dispositions for fair value in the ordinary course of business, acquisitions or dispositions as disclosed in the Company SEC Documents, or (b) material change in the Company’s accounting principles, practices, or methods.

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Section 3.5 Litigation. There is no Action pending or, to the Company’s Knowledge, contemplated or threatened, against the Company or any of its Subsidiaries or any of their respective officers, directors, or properties, which (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect, or which challenges the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor any director or officer thereof, is or since December 31, 2020, has been the subject of any Action involving a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been and, to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Securities Act or the Exchange Act.

Section 3.6 No Breach. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its respective Organizational Documents. Neither the Company nor any of its Subsidiaries are in material violation or default of any provision of any Law of any Governmental Authority having jurisdiction over the Company, any of its Subsidiaries or any of their respective assets or properties. The execution, delivery, and performance by the Company of each Transaction Document to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Transaction Documents, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any Law, governmental permit, determination, or award applicable to the Company or any of its Subsidiaries or any of their respective properties, (ii) conflict with or result in a violation of any provision of the Organizational Documents of the Company or any of the Company’s Subsidiaries, (iii) other than the Stockholder approval and any national securities exchange listing approval described in the Transaction Documents, require any consent or approval which has not been obtained on or prior to the date hereof or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under (A) any note, bond, mortgage, license, or loan or credit agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or (B) any other agreement, instrument, or obligation, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of its Subsidiaries, except in the cases of clauses (i) and (iii) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.6 could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.7 Authority and Enforceability. The Company has all necessary corporate power and authority to execute, deliver, and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions contemplated hereby or thereby, including the issuance, sale, and delivery of the Purchased Securities. The execution, delivery, and performance by the Company of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Purchased Securities), have been duly authorized by all necessary action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents will constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws
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affecting creditors’ rights generally or by general principles of equity. Except for the Stockholder approvals contemplated by the Transaction Documents, no approval by the holders of the Common Stock is required as a result of the Company’s issuance and sale of the Purchased Securities.

Section 3.8 Approvals.
(a) Except as contemplated by this Agreement or as required by the SEC in connection with the Company’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, or written exemption from, nor any filing, declaration, qualification, or registration with, any Governmental Authority or any other Person which has not been obtained on or prior to the date hereof is required in connection with the execution, delivery, or performance by the Company of each of the Transaction Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification, or written exemption, or to make such filing, declaration, qualification, or registration could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) The Board has taken any necessary actions so that the restrictions contained in Section 203 of the Delaware General Corporation Law applicable to a “business combination” (as defined in Section 203), to the extent applicable, will not apply to the execution, delivery, or performance of this Agreement or the other Transaction Documents or the consummation of the Contemplated Transactions.

Section 3.9 Investment Company Status. The Company is not an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.

Section 3.10 Offering. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Purchased Securities. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the sale and issuance of the Purchased Securities are exempt from the registration requirements of the Securities Act. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D of the Securities Act in connection with the offer and sale by the Company of the Purchased Securities as contemplated by the Transaction Documents, or (ii) cause the offering of the Purchased Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable Law, regulation, or stockholder approval provisions. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

Section 3.11 Certain Fees. Except for the fees payable to Piper Sandler & Co., no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission with respect to the Transaction Documents or the consummation of the Contemplated Transactions.

Section 3.12 Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent for its businesses. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance. The Company does not have any reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance
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coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted without a significant increase in cost.

Section 3.13 Compliance with Laws, Governmental Authorizations. The Company and its Subsidiaries are in material compliance with each material Law that is applicable to any of them and their business. Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

Section 3.14 Transactions with Affiliates. Except as disclosed in any Company SEC Documents, there are no transactions, or series of related transactions, agreements, arrangements, or understandings, nor are there any currently proposed transactions, or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and the Company’s Affiliates (other than the Company’s Subsidiaries) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

Article 4 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser represents and warrants to, and covenants with, the Company, as of the Effective Date and as of the Closing Date, that:

Section 4.1 Valid Existence. Purchaser is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to own or lease its properties and carry on its business as currently conducted.

Section 4.2 Authority and Enforceability. Purchaser has all necessary corporate, partnership, or limited liability company (as applicable) power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all legal action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents to which Purchaser is a party will constitute the legal, valid, and binding obligations of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, and similar Laws affecting creditors’ rights generally or by general principles of equity.

Section 4.3 No Breach. The execution, delivery, and performance by Purchaser of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which Purchaser is a party or by which Purchaser is bound or to which any of the property of Purchaser are subject, (ii) conflict with or result in any violation of the provisions of the organizational documents of Purchaser, or (iii) violate any statute, order, rule, or regulation of any Governmental Authority having jurisdiction over Purchaser or the property or assets of Purchaser, except in the case of clauses (i) and (iii), for such conflicts, breaches, violations, or defaults as could not reasonably be expected to have a material and adverse effect on the ability
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of Purchaser to consummate the transactions, or perform its obligations, under any Transaction Document on a timely basis.

Section 4.4 Certain Fees. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission payable by Purchaser with respect to the purchase of the Purchased Securities or the consummation of the Contemplated Transactions.

Section 4.5 Investment Representations.
(a) Accredited Investor Status; Sophisticated Purchasers. Purchaser is an Institutional Accredited Investor and is able to bear the risk of its investment in the Purchased Securities. Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Purchased Securities and has so evaluated the merits and risks of the Purchased Securities.
(b) Acquisition for Own Account. Purchaser is acquiring the Purchased Securities pursuant to this Agreement for its own account for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act.
(c) Information. Purchaser or its Representatives have been given access to and an opportunity to examine such documents, materials, and information concerning the Company as Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to Purchaser’s full satisfaction any and all questions regarding such information.
(d) Securities Not Registered. Purchaser has been advised by the Company and understands that: (i) the Purchased Securities are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and neither the offer nor sale of any Purchased Securities pursuant to this Agreement has been registered under the Securities Act or any state “blue sky” laws; (ii) the Purchased Securities being acquired by Purchaser pursuant to this Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired by Purchaser from the Company in a transaction not involving a public offering and, subject to Purchaser’s rights under this Agreement, Purchaser must continue to bear the economic risk of the investment in its Purchased Securities indefinitely unless the offer and sale of the Purchased Securities are subsequently registered under the Securities Act and all applicable state securities or “blue sky” laws or an exemption from such registration is available; (iii) a restrictive legend in the form set forth in Exhibit A shall be placed on the certificates representing the Purchased Securities; and (iv) a notation shall be made in the appropriate records of the Company indicating that the Purchased Securities are subject to certain restrictions on transfer.
(e) No General Solicitation. Purchaser acknowledges and agrees that neither the Company nor any other Person offered to sell to it the Purchased Securities by means of any form of general solicitation or advertising, including but not limited to: any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Purchaser further acknowledges and agrees that it was solicited or became aware of the investment in the Purchased Securities either through (i) a substantive, pre- existing relationship with the Company, (ii) direct contact with the Company or its agents outside of any public offering effort, and/or (iii) through contacts by the Company not identified through any public offering.
(f) No Side Agreements. Except for the Confidentiality Agreement or as set forth in the Company SEC Documents or public filings made by Purchaser with the SEC, there are no other agreements by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby (other than the Transaction Documents), and there are no promises or inducements for
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future transactions by, among or between Purchaser and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.
(g) Reliance Upon Purchaser’s Representations and Warranties. Purchaser understands and acknowledges that the Purchased are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Purchaser set forth in this Agreement (i) in concluding that the offer and sale of the Purchased Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) to determine the applicability of such exemptions in evaluating the suitability of Purchaser to purchase the Purchased Securities.
(h) Independent Investment Decision. Purchaser has made an independent investment decision with respect to this Agreement and the Purchased Securities.
Section 4.6Transfer; Pledge. Purchaser will not, directly or indirectly, offer, sell, transfer, or otherwise dispose of any of the Purchased Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder. Subject to the foregoing sentence, notwithstanding anything to the contrary in the Transaction Documents, or the Organizational Documents, Purchaser may (i) assign all or any portion of the Purchased Securities, or any Common Stock issuable upon the exercise of the Purchased Securities to an Affiliate of Purchaser and (ii) pledge the Purchased Securities, or any Common Stock issuable upon the exercise of thePurchased Securities.

Article 5 GENERAL PROVISIONS

Section 5.1 Publicity. The Parties shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement, the Contemplated Transactions, or the Transaction Documents. None of the Parties shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or the NYSE requirements, in which case that Party shall use its commercially reasonable efforts to consult with the other Parties before issuing any such release or making any such public statement.

Section 5.2 Continued Listing on a National Securities Exchange. The Company will use commercially reasonable efforts necessary to remain in compliance with the NYSE continued listing standards. If after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange.

Section 5.3 Enforcement of Agreement. The Parties to this Agreement agree that irreparable damage would occur in the event that certain of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, the Parties shall be entitled to an injunction or injunctions, without the necessity of posting bond, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In connection with any action for specific performance or to otherwise seek equitable relief against them the Parties hereby waive (and agree not to assert) (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Laws to post a bond or other security as a prerequisite to obtaining equitable relief.

Section 5.4 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties hereto as contemplated by or referred to herein, including the Transaction Documents and the Disclosure Schedules, constitute the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, representations, warranties,
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and agreements, whether written or oral, with respect hereto. For the avoidance of doubt, this Agreement shall not supersede that certain Securities Purchase Agreement, dated as of February 16, 2022, between the Company and ProFrac Holdings II, LLC, a Texas limited liability company and Affiliate of the Purchaser, the terms of which shall remain in full force and effect.

Section 5.5 Disclosure Schedules. All capitalized terms not defined in the Disclosure Schedules shall have the meanings assigned to them in this Agreement. The inclusion of any information in any section of the Disclosure Schedules shall not be deemed to be an admission or acknowledgment by the Company that such information is required to be listed in such section or is material to or outside the ordinary course of the business of the Company or its Subsidiaries, nor shall such information be deemed to establish a standard of materiality (and the actual standard of materiality may be higher or lower than the matters disclosed by such information). The information contained in the Disclosure Schedules is disclosed solely for purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including, without limitation, any violation of applicable law or breach of contract). Any information disclosed in the Disclosure Schedules under any section or subsection number shall be deemed to be disclosed and incorporated in the Disclosure Schedules under any other section or subsection to the extent the relevance of such information to such other section is reasonably apparent on the face of such disclosure.

Section 5.6 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via facsimile, with confirmation, mailed by registered or certified mail, return receipt requested, or delivered by an express courier, with confirmation, to the parties at the following addresses or at such other address for a Party as shall be specified by like notice:
(a) If to the Company, to:
Flotek Industries, Inc.
8846 N. Sam Houston Parkway W.
Suite 150
Houston, Texas 77064
Attn: Nicholas J. Bigney
Copy to Counsel:
Norton Rose Fulbright US LLP
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Attention: Robert Morris; Brandon Byrne
or to such other person at such other place as the Company shall designate to the Purchaser in writing; and
(b) If to the Purchaser:
ProFrac Holdings II, LLC
333 Shops Blvd, Suite 301
Willow Park, TX 75022
Attn: Rob Willette
Copy to Counsel:
Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Andreas Andromalos
or to such other person at such other place as the Purchaser shall designate to the Company in writing.
Section 5.7 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

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Section 5.8 Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective heirs, representatives, successors, and assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided that Purchaser may assign this Agreement, upon written notice to the Company, to ProFrac Holding Corp. or any direct or indirect subsidiary of ProFrac Holding Corp. or Purchaser.

Section 5.9 Waiver of a Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.

Section 5.10 Severability. In case any provision contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 5.11 No Third-Party Beneficiary. Except as set forth herein, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective heirs, representatives, successors, and assigns, and it is not the intention of the Parties to confer upon any other person or entity any rights or remedies.

Section 5.12 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parties hereto. Any agreement on the part of a Party hereto to the waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such party; provided, however, that if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require approval of the Stockholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Stockholders.

Section 5.13 Governing Law; Consent to Jurisdiction.
(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America; without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Laws of any other jurisdiction.
(b) EACH OF THE PURCHASER AND THE COMPANY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS INVOLVING ONLY SUCH PARTIES RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS.
(c) In the event that any proceeding, suit, or action is instituted to enforce any provision in this Agreement, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs, and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs, and expenses of appeals.

Section 5.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

FLOTEK INDUSTRIES, INC.

By:    /s/ John W. Gibson, Jr.

Name:    John W. Gibson, Jr.
Title:    President and Chief Executive Officer

PROFRAC HOLDINGS II:
PROFRAC HOLDINGS II, LLC

By:    /s/ Matthew Wilks
Name:    Matthew Wilks
Title:    President

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APPENDIX B-2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTUATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

FLOTEK INDUSTRIES, INC.
PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Warrant No. 1
Flotek Industries, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ProFrac Holdings II, LLC, a Texas limited liability company, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 13,104,839 shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share”, and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time on or after the date hereof (the “Original Issue Date”), and subject to the following terms and conditions:

This Pre-Funded Warrant (this “Warrant”) is issued pursuant to that certain Securities Purchase Agreement, dated June 17, 2022, by and among the Company and the Purchaser identified therein (the “Securities Purchase Agreement”).
1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.
2. Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by or on behalf of the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in Section 14, and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Section 4.5(a), (b), (d), and (h) of the Securities Purchase Agreement, to the Company at its address specified in Section 14. Upon any such registration or transfer, a new
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warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue, and deliver at its own expense any New Warrant under this Section 3.
4. Exercise and Duration of Warrants.
(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time on or after the Original Issue Date and until this Warrant is exercised in full, subject to the conditions and restrictions contained in this Warrant.
(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below). The date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Within two (2) days following the delivery of the Exercise Notice (the “Payment Deadline”), the Holder shall make payment with respect to the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised; provided that the Company’s obligations to deliver such Warrant Shares shall be delayed on a day-for-day basis each day after the Payment Deadline such payment of the Exercise Price is not paid. The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Section 4.5(a), (b), (d), and (h) of the Securities Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Securities Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the Exercise Date). The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Notice is delivered to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. For purposes of this Warrant, “Trading Day” means a day on which the principal Trading Market (as defined below) is open for trading, and “Trading Market means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink Open Market (or any successors to any of the foregoing).
(c) The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Original Issue Date and, consequently, except to the extent required by Section 12 hereof, no additional consideration (other than the nominal Exercise Price) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever.
5. Delivery of Warrant Shares.
(a) Subject to Section 4(b), upon exercise of this Warrant, the Company shall promptly (but no later than two (2) Trading Days after the Exercise Date (or three (3) Trading Days after the Exercise Date if the last of the Exercise Notice, the Exercise Price (if applicable), and the
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opinion of counsel referred to below in this Section 5(a) (if applicable) is delivered after 5:00 P.M., New York City time, on the Exercise Date) or no later than five (5) Trading Days in the event that a certificate is requested) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement (as defined in the Securities Purchase Agreement) is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, or (ii), if requested by the Holder, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without current public information, volume, and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a book-entry notation for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or anotherestablished clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.
(b) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the conditions set forth in Section 12 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same.
6. Charges, Taxes, and Expenses. Issuance and delivery of the Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of the Warrant Shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon
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exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder or its Affiliates (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (or upon a “cashless exercise” pursuant to Section 10) in accordance with the terms hereof, be duly and validly authorized, issued, and fully paid and nonassessable. The Company will take all commercially reasonable actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.
9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.
(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other property or asset (including cash), or any combination thereof (in each case, “Distributed Property”), the Holder shall be entitled to receive the Distributed Property that such Holder would have been entitled to receive in respect of the number of Warrant Shares issuable hereunder as if the Holder had been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained herein. Notwithstanding anything herein to the contrary, the foregoing provisions in this Section 9(b) shall not apply to, or be triggered by, any rights issued by the Company (either separately or that attach to any securities of the Company) in connection with any stockholders rights agreement, poison pill, or other similar anti-takeover provision under the Company’s certificate of incorporation, bylaws, or other documents.
(c) Fundamental Transactions. If, at any time while this Warrant is outstanding, the Company effects a “Fundamental Transaction” (defined as (i) any merger or consolidation of the Company with or into another Person (ii) any sale of all or substantially all of the Company’s and its subsidiaries’ assets, taken as a whole, (iii) any reclassification of the Common Stock (other than a change to par value, or from par value to no par value or changes resulting from a combination or subdivision), or (iv) any statutory exchange of the outstanding shares of Common Stock, as a result of which, the holders of the Common Stock would be entitled to receive, or their Common Stock would be converted into, or exchanged for, shares, stock, other securities, or other property or assets (including cash or any combination thereof)), then, to the extent then permitted under applicable laws, rules, and regulations (including the rules of the NYSE or any exchange on which the Common Stock is then listed), upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction without regard to any limitation on exercise contained herein, the same
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kind and amount of securities, cash, assets, or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company or surviving entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 9(c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.
(d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
(e) Calculations. All calculations under this Section 9 shall be rounded down to the nearest whole cent or the nearest whole share, as applicable.
(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.
(g) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities, or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction, or (iii) authorizes the voluntary dissolution, liquidation, or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least three (3) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K
10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds by wire transfer to an account designated by the Company; provided, however, that the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price at such time through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares equal to the quotient obtained by dividing
[(A-B)(X)]by(A),where:

(A)	equals the last reported closing sale price per share of Common Stock on the Trading Market on the Trading Day immediately preceding the Exercise Date;
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(B)	equals the Exercise Price of this Warrant, as adjusted hereunder; and
(X)	equals the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant, the Warrant Shares shall take on the characteristics of the Warrants being exercised. The Company agrees not to take any position to the contrary.
11. Company-Elected Conversion. The Company shall provide to the Holder prompt written notice if after the Original Issue Date the Company is unable to issue the Warrant Shares without restrictive legend because the Commission has issued a stop order with respect to, or the Commission or Company has otherwise suspended or withdrawn, a Registration Statement covering the resale of the Warrant Shares, either temporarily or permanently, or otherwise (each a “Restrictive Legend Event”). To the extent that (A) a Restrictive Legend Event occurs, (B) at such time the Warrant Shares would be saleable under Rule 144 without compliance with the current public information, manner of sale, or volume restrictions, (C) the Company has delivered the notice described in the immediately preceding sentence, and (D) the Holder attempts to exercise the Warrant after receipt of such notice by paying cash, the Company shall (i) if the fair market value (as calculated above) of the Warrant Shares is greater than the Exercise Price, provide written notice to the Holder that the Company will deliver that number of Warrant Shares to the Holder as should be delivered in a cashless exercise in accordance with Section 10, and return to the Holder all consideration paid to the Company in connection with the Holder’s attempted exercise of this Warrant (a “Company-Elected Conversion”), or (ii) at the election of the Holder to be given within five (5) days of receipt of notice of a Company-Elected Conversion, the Holder shall be entitled to rescind the previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such Warrant Shares upon such rescission.
12. Conditions on Exercise. Notwithstanding anything to the contrary contained herein, no Warrant Shares shall be issued to Holder or any of its Affiliates under this Warrant or under any New Warrant (and, for the avoidance of doubt, neither Holder nor any of its Affiliates shall have any voting or consent rights with respect to any such Warrant Shares) unless and until (i) the Company shall have obtained the approval thereof from the holders of a majority of the issued and outstanding shares of Common Stock not held by Holder or any of its Affiliates, and (ii) the Holder has delivered or caused to be delivered to the Company, by wire transfer of immediately available funds using instructions provided in writing by the Company, $4,500,000.00; provided, however, nothing in this Section 12 shall limit or restrict the ability of Holder or any of its Affiliates to exercise this Warrant or any New Warrant immediately prior to the sale of the Warrant Shares subject to such exercise to a non-Affiliate of Holder.
13. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value for any such fractional shares.
14. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in the Securities Purchase Agreement prior
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to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, and (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and email address of a Person for such notices or communications shall be as set forth in the Securities Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior written notice to the other Persons in accordance with this Section 14.
15. Miscellaneous.
(a) No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (except upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
(b) No Avoidance. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
(c) Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant and in the Securities Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except in respect of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.
(d) Amendment and Waiver. Except as otherwise provided herein or in the Securities Purchase Agreement, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
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(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such courts. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such person at the address in effect for notices to it under the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.
(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

SCHEDULE 1
FORM OF EXERCISE NOTICE
[To be executed by the Holder to purchase shares of Common Stock under the Warrant]
Ladies and Gentlemen:
(1) The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by Flotek Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.
(2) The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.
(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

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Appendix B

☐	Cash Exercise
☐	“Cashless Exercise”
(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $___________ in immediately available funds to the Company in accordance with the terms of the Warrant.
(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.
(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the exercise evidenced hereby complies in all respects with Section 12 of the Warrant.
(7) By its delivery of this Exercise Notice and pursuant to Section 4(b) of the Warrant, the undersigned certifies to the Company that its representations contained in Article IV of the Securities Purchase Agreement are true and correct as of the date hereof as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Securities Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the date hereof).

Dated:____________________

Name of Holder: ___________________________

By:__________________________________
Name: _______________________________
Title: _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

9

SCHEDULE 2
FORM OF ASSIGNMENT
[To be completed and executed by the Holder only upon transfer of the Warrant]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (the “Transferee”) the right represented by the within Warrant to purchase shares of Common Stock of Flotek Industries, Inc. (the “Company”) to which the within Warrant relates and appoints attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants, and agrees to and with the Company that:

(a)
the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

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Appendix B

(b)	the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;
(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and
(d)	the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

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Appendix B
APPENDIX B-3

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of June 21, 2022 by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), ProFrac Holdings, LLC, a Texas limited liability company (the “Purchaser”), and ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac Holdings II”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement (as defined below).
WHEREAS, the Company and the Purchaser previously entered into that certain Registration Rights Agreement dated as of May 17, 2022 (the “Agreement”) in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022; and WHEREAS, the Company and the Purchaser desire to amend the Agreement in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of June 17, 2022, by and between the Company and ProFrac Holdings II, an Affiliate of the Purchaser.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I
AMENDMENTS
Section 1.1 Additional Definitions. Section 1.1 of the Agreement is hereby amended by adding the following definitions:
“Pre-Funded Warrant Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 17, 2022, by and between the Company and ProFrac Holdings II.
“ProFrac Holdings II” means ProFrac Holdings II, LLC, a Texas limited liability company.

Section 1.2 Definition Replacement. Section 1.1 of the Agreement is hereby amended by amending and restating the following definition in its entirety as set forth below:
“Purchased Securities” means (i) the 10% Convertible PIK Notes issued and sold to the Purchaser pursuant to the Purchase Agreement, and (ii) the Pre-Funded Warrant to Purchase Common Stock issued and sold to ProFrac Holdings II pursuant to the Pre-Funded Warrant Purchase Agreement.

Section 1.3 Meaning of “Purchaser”. The following sentence is hereby added to the end of Section 3.15 of the Agreement:
As used in this Agreement, “Purchaser” shall refer to the Purchaser, ProFrac Holdings II, or both, unless the context requires otherwise.

Article II
MISCELLANEOUS
Section 1.1 Joinder. ProFrac Holdings II hereby agrees that it hereby becomes a party to the Agreement and is fully bound by, and subject to, all of the covenants, terms, and conditions of the Agreement.

Section 1.2 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted in the Agreement.

Section 1.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed
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Appendix B
and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

Section 1.4 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.5 Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AMENDMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

Section 1.6 Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 1.7 Entire Agreement. The Agreement (as amended by this Amendment), the Purchase Agreement, and the Pre-Funded Warrant Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. The Agreement (as amended by this Agreement), the Purchase Agreement, and the Pre-Funded Warrant Purchase Agreement supersede all prior representations, warranties, agreements, and understandings between the parties with respect to such subject matter.

Section 1.8 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Amendment, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Amendment was prepared by or at the request of a particular party or its counsel.

Section 1.9 Effect on Agreement. Upon execution of this Amendment by the each of the parties hereto, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and the Agreement and this Amendment shall be read together and construed as one single instrument. This Amendment is intended to amend the Agreement. Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLOTEK INDUSTRIES, INC.

By:    /s/ John W. Gibson, Jr.

Name:    John W. Gibson, Jr.
Title:    President and Chief Executive Officer

PURCHASER:
PROFRAC HOLDINGS, LLC

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Appendix B
By:    /s/ Matthew Wilks
Name:    Matthew Wilks
Title:    President

PROFRAC HOLDINGS II:
PROFRAC HOLDINGS II, LLC

By:    /s/ Matthew Wilks
Name:    Matthew Wilks
Title:    President

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Important Notice Regarding the Availability of Proxy
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com
--------------------------------------------------------------------------------------------------------------------------------------------

PROXY
FLOTEK INDUSTRIES, INC.
2023 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 5, 2023

The undersigned shareholder of FLOTEK INDUSTRIES, INC. (the “Company”) hereby appoints Bond Clement, Chief Financial Officer of the Company, and Andrew Carter, Senior Counsel and Interim Chief Compliance Officer of the Company, and each of them, as proxyholders and attorneys-in-fact for and on his, her, or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held on September 5, 2023 at 10:00 AM Central Time at the Hyatt Place Houston NW Vintage Park, 20330 Tomball Parkway, Meeting Room 1, Houston, TX 77070 and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.

This proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations on the matters presented at the Meeting or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side.)

Important Notice Regarding the Availability of Proxy

FLOTEK INDUSTRIES, INC. ATTN: Andrew Carter 4109 TODD LANE, #200 AUSTIN, TEXAS 78744
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 4, 2023 for shares held directly and by 11:59 P.M. ET on August 30, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 4, 2023 for shares held directly and by 11:59 P.M. ET on August 30, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR items 1, 2 and 3.		FOR	AGAINST	ABSTAIN

ITEM 1:	Approval of the issuance of common stock underlying the February 2023 Pre-Funded Warrant held by ProFrac Holdings II, LLC.

ITEM 2:	Approval of the issuance of common stock underlying the June 2022 Pre-Funded Warrant held by ProFrac Holdings II, LLC.

ITEM 3:	Approval of the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth herein.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date